As filed with the Securities and Exchange Commission on April 30, 1997



                                                        REGISTRATION NO. 2-91369
                                                       REGISTRATION NO. 811-4041

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 18


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 19

                           GE INVESTMENTS FUNDS, INC.
                 (formerly, Life of Virginia Series Fund, Inc.)
                               3003 Summer Street
                           Stamford, Connecticut 06905
                    (Address of Principal Executive Offices)

                          Registrant's Telephone Number
                                 (203) 326-4040

                               Matthew J. Simpson
                                    Secretary
                           GE Investments Funds, Inc.
                               3003 Summer Street
                           Stamford, Connecticut 06905
                     (Name and Address of Agent for Service)

                                    Copy to:
                                 Stephen E. Roth
                        Sutherland, Asbill & Brennan, LLP
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2404


                         ------------------------------

It is proposed  that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b)


___ on May 1, 1997 pursuant to paragraph (b)


___ 60 days after filing pursuant to paragraph (a)

___ on pursuant to paragraph (a) of Rule 485

___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

___ on ________ pursuant to paragraph (a)(2) of Rule 485

                        ---------------------------------


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. The Registrant filed the 24f-2 Notice for the period ended December 31, 1996 on February 28, 1997.

                              CROSS REFERENCE SHEET


Item No. of                Caption
Form N1-A

Part A                     Prospectus
------                     ----------

1..................        Cover Page

2..................        Not Applicable

3..................        Financial Highlights

4..................        GE Investments Funds, Inc.; Investment Objectives and Policies; Investment Practices


5..................        Management of the Company

5A.................        Not Applicable


6..................        GE Investments Funds, Inc., Dividends, Distributions and Taxes; Additional Information

7..................        Purchase and Redemption of Fund Shares

8..................        Purchase and Redemption of Fund Shares


9..................        Additional Information



Part B                     Statement of Additional Information
------                     -----------------------------------

10.................        Cover Page

11.................        Table of Contents


12.................        General Information


13.................        General Information; Investment Practices and Restrictions; Appendix A; Appendix B


14.................        Management of the Company


15.................        General Information; Management of the Fund Additional Information

16.................        Management of the Fund; Additional Information

17.................        Portfolio Transactions and Brokerage

18.................        Dividends and Distributions; Additional Information

19.................        Determination of Net Asset Value; Purchase and Redemption of Fund Shares


20.................        Dividends, Distributions and Taxes (prospectus)

21.................        Purchase and Redemption of Fund Shares (prospectus)

22.................        Not Applicable


23.................        Financial Statements


PART A
                                   PROSPECTUS

                           GE INVESTMENTS FUNDS, INC.


                               3003 Summer Street
                           Stamford, Connecticut 06905
                                 (203) 326-4040

GE Investments Funds, Inc. is an open-end, management investment company consisting of eight separate investment portfolios or funds (the, "Funds"), each of which has different investment objectives.


     S&P 500 Index Fund has the investment objective of providing capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index through investment in common stocks and other securities comprising that Index.


     Government  Securities  Fund has the  investment  objective of seeking high current income and protection of capital through investments in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


     Money Market Fund has the investment objective of providing the highest level of current income as is consistent with high liquidity and safety of principal by investing in good quality money market securities. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government and no one can assure that the Fund will maintain a stable net asset value of $1 per share.

     Total Return Fund has the investment objective of providing the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. It seeks to achieve its objective by investing in common stocks, bonds and money market instruments.

     International Equity Fund has the investment objective of providing long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies that are organized outside of the U.S. or whose securities are principally traded outside of the U.S.

     Real Estate Securities Fund has the investment objective of providing maximum total return through current income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in securities of U.S. issuers that are principally engaged in or related to the real estate industry including those that own significant real estate assets. The Fund will not invest directly in real estate.


     Global Income Fund has the investment objective of high total return, emphasizing current income and, to a lesser extent, capital appreciation. The Fund seeks to achieve these objectives by investing primarily in income-bearing debt securities and other income-bearing instruments of U.S. and foreign issuers.


     Value Equity Fund has the investment objective of providing long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in common stock and other equity securities that are undervalued by the market and offer above-average capital appreciation potential.



Shares of the Funds are only available through the purchase of certain variable annuity and variable life insurance contracts issued by The Life Insurance Company of Virginia.


This Prospectus concisely sets forth information about the Funds that a prospective investor ought to know before investing. Please read the Prospectus thoroughly and retain it for future reference. A Statement of Additional Information, dated May 1, 1997, containing additional information about the Funds, has been filed with the Securities and Exchange Commission. The Statement may be obtained without charge by sending a written request to the GE Investments Funds, Inc. at the above address or calling the telephone number shown. The Statement of Additional Information is incorporated into this Prospectus by reference.

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in any of the Funds involves investment risk including possible loss of principal.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   May 1, 1997

                                TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----

GE Investments Funds, Inc.                                                             3

Financial Highlights                                                                   4

Investment Objectives and Policies                                                    13

      S&P 500 Index Fund                                                              13
      Government Securities Fund                                                      15
      Money Market Fund                                                               16
      Total Return Fund                                                               17
      International Equity Fund                                                       17
      Real Estate Securities Fund                                                     18
      Global Income Fund                                                              20
      Value Equity Fund                                                               21

Investment Practices                                                                  22

      Loans of Portfolio Securities                                                   22
      When Issued and Delayed Delivery Securities                                     22
      Repurchase Agreements                                                           22
      Foreign Investments and Currency                                                22
      Debt Securities                                                                 26
      Writing Covered Call and Put Options and Purchasing Call and Put Options        27
      Financial Futures Contracts and Options on Such Contracts                       29
      Restricted Securities and Other Illiquid Investments                            30
      Borrowing                                                                       31
      Real Estate Investment Trusts                                                   31
      Other Investment Companies                                                      31

Determination of Net Asset Value                                                      31

Purchase and Redemption of Fund Shares                                                32

Dividends, Distributions and Taxes                                                    32

      Dividends and Distributions                                                     32
      Taxes                                                                           32

Management of the Company                                                             34

      Board of Directors                                                              34
      Investment Adviser                                                              34
      Investment Sub-Advisers                                                         35
      Compensation of Advisers                                                        36
      Portfolio Managers                                                              36

Additional Information                                                                38

      Capital Stock                                                                   38
      Contract Owner Voting Rights                                                    38
      Plan Participant Voting Rights                                                  38
      Annual Reports                                                                  38
      Inquiries                                                                       38
      Custodian, Transfer and Dividend Paying Agent                                   38
      Legal Matters                                                                   38



                           GE INVESTMENTS FUNDS, INC.


GE Investments Funds, Inc. (the "Company") (formerly, Life of Virginia Series Funds, Inc.) is an open-end management investment company incorporated under the laws of the Commonwealth of Virginia on May 14, 1984. The Company consists of eight separate investment portfolios (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. The Company issues a separate class of capital stock for each Fund representing fractional undivided interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro-rata in any losses of that Fund.

Pursuant to investment advisory agreements and subject to the authority of the Company's board of directors, GE Investment Management Incorporated ("GEIM") serves as the Company's investment adviser and administrator and conducts the business and affairs of the Company. GEIM has engaged GMG/Seneca Capital Management, L.L.C. ("Seneca") as the investment sub-adviser to provide day-to-day portfolio management for the Real Estate Securities Fund; has engaged NWQ Investment Management Company ("NWQ") as the investment sub-adviser to provide day-to-day portfolio management to the Value Equity Fund; and has engaged GE Investments (US) Limited ("GEIUS") to provide day-to-day portfolio management to the Global Income Fund. (As used herein, "Adviser" shall refer to GEIM and, where applicable, either Seneca, NWQ or GEIUS in their respective roles.)

The Company currently offers each class of its capital stock to certain separate accounts (the "Accounts") of The Life Insurance Company of Virginia ("Life of Virginia") as funding vehicles for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued by Life of Virginia through the Accounts. The Company does not offer its stock directly to the general public. All but one of the Accounts is registered as an investment company with the Securities and Exchange Commission ("SEC") and a separate prospectus describing the particular Account and variable contract being offered through that Account will accompany this prospectus when shares of the Company are offered as a funding vehicle for such contracts. The remaining Account is not registered as an investment company but a separate disclosure document (rather than a prospectus) describing that account and the variable contracts being offered through that Account will accompany this prospectus when shares of the Company are offered as a funding vehicle for such contracts. The Company may, in the future, offer any class of its capital stock to other registered and unregistered separate accounts of Life of Virginia (or Life of Virginia's affiliates) supporting other variable annuity contracts or variable life insurance contracts and to qualified pension and retirement plans.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension and retirement plan that might invest in the Funds. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Company does not currently foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the board of directors of the Company will monitor the Funds for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, Life of Virginia will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the Accounts might be required to withdraw its investments in one or more Funds or it may substitute shares of one Fund for another. This might force a Fund to sell its portfolio securities at a disadvantageous price.

                           GE INVESTMENTS FUNDS, INC.
                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding for the periods indicated. The data for the most recent five years has been audited by Ernst & Young LLP. independent auditors. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the statement of additional information.

                                                                              S&P 500 INDEX
                                                                                 FUND +
                                             ------------------------------------------------------------------------------

                                                1/1 to       1/1 to        1/1 to      1/1 to        1/1 to       1/1 to
                                              12/30/96      12/31/95      12/31/94    12/31/93      12/31/92     12/31/91
                                              --------      --------      --------    --------      --------     --------

Net asset value at beginning of period         $20.99        $ 15.72       $ 15.99     $ 17.04      $ 16.21       $ 12.75

Net investment income                             .78            .27           .22         .31          .35           .30
Net realized and unrealized gain
   (loss) on investments                         4.36           5.41          (.23)       2.16         1.01          4.08
                                               ------        -------       -------     -------      -------       -------
Income (loss) from operations                    5.14           5.68          (.01)       2.47         1.36          4.38
Distributions to shareholders from:
  Net investment income                          (.77)          (.27)         (.22)       (.31)        (.35)         (.30)
  Net realized gain                            (10.22)          (.14)         (.04)      (3.21)        (.17)         (.61)
  Tax return of capital                           .--            .--           .--         .--         (.01)         (.01)
                                               ------        -------       -------     -------      -------       -------
                                               (10.99)          (.41)         (.26)      (3.52)        (.53)         (.92)
                                               ------        -------       -------     -------      -------       -------
Increase (decrease) in net asset value          (5.85)          5.27          (.27)      (1.05)         .83          3.46
                                               ------        -------       -------     -------      -------       -------
Net asset value at end of period               $15.14        $ 20.99       $ 15.72     $ 15.99      $ 17.04       $ 16.21
                                               ======        =======       =======     =======      =======       =======

Total Return                                    24.51%         36.14%       (0.06%)      14.52%        8.39%        34.43%
                                               ======        =======       =======     =======      =======       =======

RATIOS:
Ratio of expenses to
   average net assets                             .48%          .66%          .75%         .87%        1.03%        1.08%

Ratio of net investment income to
   average net assets                            1.91%         1.98%         2.22%        2.00%        2.24%        2.28%

Portfolio turnover                              63.06%        14.58%         4.31%       73.43%        9.72%       35.87%

Average Commission Rate Paid                     $ .05           N/A           N/A          N/A          N/A          N/A

NET ASSETS AT END OF PERIOD                $35,522,152   $66,016,840   $23,929,572   $8,276,765   $5,178,316   $4,429,044



+ Prior to May 1, 1993, this Fund was titled Common Stock Portfolio. Between May 1, 1993 and April 29, 1997, this Fund was titled Common Stock Index Fund.

In 1994, the S&P 500 Index Fund received an expense reimbursement from its investment adviser. Absent this reimbursement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.10% and 1.90%, respectively, for 1994.

Due to the significant increase in shares issued to the Aon Savings Plan in 1995 and 1994 and the significant decrease in shares in 1996 related to redemptions by Aon Savings Plan, the net changes in the 1994 and 1995 Net Asset Value per share as calculated in accordance with the requirements of Form N-1A are not commensurate with the Statement of Changes in Net Assets.


                                                                       S&P 500 INDEX
                                                                           FUND+
----------------------------------------------------------------------------------------------------------


                                                         1/1 to        1/1 to        1/1 to        1/1 to
                                                        12/31/90      12/31/89      12/31/88      12/31/87
                                                        --------      --------      --------      --------

Net asset value at beginning of period                   $ 14.67       $ 12.33      $ 10.28       $ 12.66

Net investment income                                        .41           .34          .32           .24
Net realized and unrealized gain (loss)
    on investments                                         (1.91)         2.81         2.05         (1.04)
                                                         -------       -------      -------       -------
Income (loss) from operations                              (1.50)         3.15         2.37          (.80)
Distributions to shareholders from:
    Net investment income                                   (.41)         (.34)        (.32)         (.78)
    Net realized gain                                        .--          (.46)        .--           (.80)
    Tax return of capital                                   (.01)         (.01)        .--           .--
                                                         -------       -------      -------       -------
                                                            (.42)         (.81)        (.32)        (1.58)
                                                         -------       -------      -------       -------
Increase (decrease) in net asset value                     (1.92)         2.34         2.05         (2.38)
                                                         -------       -------      -------       -------
Net asset value at end of period                         $ 12.75       $ 14.67      $ 12.33       $ 10.28
                                                         =======       =======      =======       =======

Total Return                                             (10.22%)       25.72%       23.05%        (6.32%)
                                                         =======       =======      =======       =======
RATIOS:
Ratio of operating expenses to
    average net assets                                     1.06%         1.20%        1.35%         1.42%

Ratio of net investment income to
    average net assets                                     2.99%         2.67%        2.53%         2.03%

Portfolio turnover                                        57.06%        36.94%      186.43%       105.43%

Average Commission Rate Paid                               N/A           N/A          N/A           N/A

NET ASSETS AT END OF PERIOD                           $3,154,412    $3,430,460   $2,126,551    $1,839,227



+ Prior to May 1, 1993, this Fund was titled Common Stock Portfolio.

                           GE INVESTMENTS FUNDS, INC.
                         FINANCIAL HIGHLIGHTS, CONTINUED


Selected data for each share of capital stock outstanding for the periods indicated. The data for the most recent five years has been audited by Ernst & Young LLP. independent auditors. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the statement of additional information.

                                                                          GOVERNMENT SECURITIES
                                                                                 FUND +
---------------------------------------------------------------------------------------------------------------------------

                                               1/1 to        1/1 to        1/1 to       1/1 to        1/1 to        1/1 to
                                              12/30/96      12/31/95      12/31/94     12/31/93      12/31/92      12/31/91
                                              --------      --------      --------     --------      --------      --------


Net asset value at beginning of period         $10.48       $  9.51       $ 10.49       $ 10.54      $ 10.54       $  9.60

Net investment income                            1.01           .49           .42           .45          .69           .75
Net realized and unrealized gain
   (loss) on investments                         (.87)         1.13          (.98)          .50          .06           .99
                                               ------       -------       -------       -------      -------       -------
Income from investment operations                 .14          1.62          (.56)          .95          .75          1.74
Distributions to shareholders from:
  Net investment income                         (1.02)         (.49)         (.42)         (.45)        (.69)         (.75)
  Net realized gain                              (.04)         (.16)          .--          (.54)        (.05)         (.04)
  Tax return of capital                           .--           .--           .--          (.01)        (.01)         (.01)
                                               ------       -------       -------       -------      -------       -------
                                                (1.06)         (.65)         (.42)        (1.00)        (.75)         (.80)
                                               ------       -------       -------       -------      -------       -------
Increase (decrease) in net asset value           (.92)          .97          (.98)         (.05)        .--            .94
                                               ------       -------       -------       -------      -------       -------
Net asset value at end of period               $ 9.56       $ 10.48       $  9.51       $ 10.49      $ 10.54       $ 10.54
                                               ======       =======       =======       =======      =======       =======

Total Return                                     1.34%        17.08%        (5.34%)        8.96%        7.13%        18.16%
                                               ======       =======       =======       =======      =======       =======

RATIOS:
Ratio of expenses to average net assets          0.67%          .74%          .81%          .86%         .99%          .97%

Ratio of net investment income to
   average net assets                            5.64%         5.92%         5.44%         5.41%        6.69%         7.73%

Portfolio turnover                             322.07%       130.64%       565.65%       112.86%       14.43%        23.24%

NET ASSETS AT END OF PERIOD                $13,771,450   $23,708,181   $12,598,072    $7,884,928   $5,053,246    $4,444,984



+ Prior to May 1, 1993, this Fund was titled Bond Portfolio.


Due to the significant increase in shares issued to the Aon Savings Plan in 1995 and 1994 and the significant decrease in shares in 1996 related to redemptions by Aon Savings Plan, the net changes in the 1994 and 1995 Net Asset Value per share as calculated in accordance with the requirements of Form N-1A are not commensurate with the Statement of Changes in Net Assets.




                                                                             GOVERNMENT SECURITIES
                                                                                      FUND+
---------------------------------------------------------------------------------------------------------------------------

                                                                    1/1 to        1/1 to         1/1 to         1/1 to
                                                                   12/31/90      12/31/89       12/31/88       12/31/87
                                                                   --------      --------       --------       --------

Net asset value at beginning of period                              $  9.76        $  9.58       $ 10.09        $ 11.50

Net investment income                                                   .64            .74           .90            .66
Net realized and unrealized gain (loss)
    on investments                                                     (.15)           .31          (.15)          (.53)
                                                                    -------        -------       -------        -------
Income from investment operations                                       .49           1.05           .75            .13
Distributions to shareholders from:
    Net investment income                                              (.64)          (.74)        (1.26)         (1.43)
    Net realized gain                                                   .--           (.12)          .--           (.11)
    Tax return of capital                                              (.01)          (.01)          .--            .--
                                                                    -------        -------       -------        -------
                                                                       (.65)          (.87)        (1.26)         (1.54)
                                                                    -------        -------       -------        -------
Increase (decrease) in net asset value                                 (.16)           .18          (.51)         (1.41)
                                                                    -------        -------       -------        -------
Net asset value at end of period                                    $  9.60        $  9.76       $  9.58        $ 10.09
                                                                    =======        =======       =======        =======

Total Return                                                           5.05%         10.85%         7.83%          1.13%
                                                                    =======        =======       =======        =======

RATIOS:
Ratio of expenses to average net assets                                 .96%          1.13%         1.07%          1.08%

Ratio of net investment income to average net assets                   7.78%          7.95%         7.67%          7.51%

Portfolio turnover                                                    56.62%         80.30%       177.76%         10.79%

NET ASSETS AT END OF PERIOD                                      $3,701,835     $3,463,916    $2,933,506     $3,175,326


+ Prior to May 1, 1993, this Fund was titled Bond Portfolio.

                           GE INVESTMENTS FUNDS, INC.
                         FINANCIAL HIGHLIGHTS, CONTINUED

Selected data for each share of capital stock outstanding for the periods indicated. The data for the most recent five years has been audited by Ernst & Young LLP. independent auditors. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the statement of additional information.

                                                                              MONEY MARKET
                                                                                 FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                1/1 to         1/1 to         1/1 to         1/1 to         1/1 to         1/1 to
                                               12/30/96       12/31/95       12/31/94       12/31/93       12/31/92       12/31/91
                                               --------       --------       --------       --------       --------       --------


Net asset value at beginning of period        $   10.36      $   10.17      $   10.08      $   10.04      $   10.00      $    9.96

Net investment income                               .56            .60            .29            .25            .31            .53
Net realized and unrealized gain
   (loss) on investments                           .--            .--             .09           (.01)           .--            .--
                                              ---------      ---------      ---------      ---------      ---------      ---------
Income from operations                              .56            .60            .38            .24            .31            .53
Distributions to shareholders from:
  Net investment income                            (.54)          (.41)          (.29)          (.20)          (.26)          (.49)
  Net realized gain                                 .--            .--            .--            .--            .--            .--
  Tax return of capital                             .--            .--            .--            .--           (.01)           .00
                                              ---------      ---------      ---------      ---------      ---------      ---------
                                                   (.54)          (.41)          (.29)          (.20)          (.27)          (.49)
                                              ---------      ---------      ---------      ---------      ---------      ---------
Increase (decrease) in net asset value              .02            .19            .09            .04            .04            .04
                                              ---------      ---------      ---------      ---------      ---------      ---------
Net asset value at end of period              $   10.38      $   10.36      $   10.17      $   10.08      $   10.04      $   10.00
                                              =========      =========      =========      =========      =========      =========

Total Return                                       5.41%          5.90%          3.77%          2.39%          3.10%          5.32%
                                              =========      =========      =========      =========      =========      =========
RATIOS:
Ratio of expenses to average net assets*           0.15%           .23%           .42%           .75%           .75%           .75%


Ratio of net investment income to
   average net assets*                             5.29%          5.74%          4.04%          2.53%          3.06%          5.43%


Portfolio turnover                                  N/A            N/A            N/A            N/A            N/A            N/A

NET ASSETS AT END OF PERIOD                $113,262,769    $63,083,360    $33,528,739     $9,904,184     $5,845,136      $4,092,986



* Effective July 1, 1994, the investment adviser agreed to waive a portion of the advisory fee for the Money Market Fund. Absent this waiver, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .70% and 3.76%, respectively, for 1994, .63% and 5.34%, respectively, for 1995 and .55% and 4.89%, respectively, for 1996.

Due to the significant increase in shares issued to the Aon Savings Plan in 1995 and 1994 and the significant decrease in shares in 1996 related to redemptions by Aon Savings Plan, the net changes in the 1994 and 1995 Net Asset Value per share as calculated in accordance with the requirements of Form N-1A are not commensurate with the Statement of Changes in Net Assets.

                                                                             MONEY MARKET
                                                                                FUND
----------------------------------------------------------------------------------------------------------------

                                                           1/1 to         1/1 to         1/1 to          1/1 to
                                                          12/31/90       12/31/89       12/31/88        12/31/87
                                                          --------       --------       --------        --------


Net asset value at beginning of period                    $ 10.18        $  9.94         $ 10.20        $ 10.55


Net investment income                                         .73            .86             .68            .57
Net realized and unrealized gain(loss)
    on investments                                            .01            .--             .01            .--
                                                          -------        -------         -------        -------
Income from operations                                        .74            .86             .69            .57
Distributions to shareholders from:
    Net investment income                                    (.94)          (.62)           (.94)          (.92)
    Net realized gain                                        (.01)           .--            (.01)           .--
    Tax return of capital                                    (.01)           .--             .--            .--
                                                          -------        -------         -------        -------
                                                             (.96)          (.62)           (.95)          (.92)
                                                          -------        -------         -------        -------
Increase (decrease) in net asset value                       (.22)           .24            (.26)          (.35)
                                                          -------        -------         -------        -------
Net asset value at end of period                          $  9.96        $ 10.18         $  9.94        $ 10.20
                                                          =======        =======         =======        =======

Total Return                                                 7.28%          8.67%           6.76%          5.40%
                                                          =======        =======         =======        =======

RATIOS:

Ratio of expenses to average net assets                       .75%           .75%            .75%          .87%

Ratio of net investment income to average
    net assets                                               7.02%          8.43%           6.68%         5.78%

Portfolio turnover                                            N/A            N/A             N/A            N/A

NET ASSETS AT END OF PERIOD                            $3,464,661     $3,686,068      $2,376,022     $4,141,864


                           GE INVESTMENTS FUNDS, INC.
                         FINANCIAL HIGHLIGHTS, CONTINUED


Selected data for each share of capital stock outstanding for the periods indicated. The data for the most recent five years has been audited by Ernst & Young LLP. independent auditors. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the statement of additional information.

                                                                              TOTAL RETURN
                                                                                  FUND
-------------------------------------------------------------------------------------------------------------------------------

                                               1/1 to         1/1 to        1/1 to       1/1 to        1/1 to        1/1 to
                                              12/30/96       12/31/95      12/31/94     12/31/93      12/31/92      12/31/91
                                              --------       --------      --------     --------      --------      --------


Net asset value at beginning of period         $15.93        $ 13.40       $ 13.59       $ 13.00      $ 12.62       $ 10.59

Net investment income                            1.02            .41           .35           .42          .44           .43
Net realized and unrealized gain
   (loss) on investments                          .67           3.34          (.01)         1.35          .51          2.47
                                               ------        -------       -------       -------      -------       -------
Income (loss) from investment operations         1.69           3.75           .34          1.77          .95          2.90
Distributions to shareholders from:
  Net investment income                         (1.02)          (.42)         (.35)         (.41)        (.44)         (.43)
  Net realized gain                             (3.87)          (.80)         (.18)         (.76)        (.12)         (.43)
  Tax return of capital                           .--            .--           .--          (.01)        (.01)         (.01)
                                               ------        -------       -------       -------      -------       -------
                                                (4.89)          (1.22)        (.53)        (1.18)        (.57)         (.87)
                                               ------        -------       -------       -------      -------       -------
Increase (decrease) in net asset value          (3.20)          2.53          (.19)          .59          .38          2.03
                                               ------        -------       -------       -------      -------       -------
Net asset value at end of period               $12.73        $ 15.93       $ 13.40       $ 13.59      $ 13.00       $ 12.62
                                               ======        =======       =======       =======      =======       =======

Total Return                                    10.60%         28.07%         2.54%        13.67%        7.53%        27.45%
                                               ======        =======       =======       =======      =======       =======

RATIOS:
Ratio of expenses to average net assets          0.60%           .65%          .77%          .85%         .98%        1.11%

Ratio of net investment income to
   average net assets                            2.73%          3.42%         4.00%         3.80%        4.13%        4.39%

Portfolio turnover                             144.02%        105.56%        66.92%        48.12%       12.46%       32.58%


Average Commission Rate Paid                    $ .06            N/A           N/A           N/A          N/A           N/A


NET ASSETS AT END OF PERIOD                $27,814,028    $70,507,093   $34,708,256   $12,609,407   $7,247,897    $4,608,823



Due to the significant increase in shares issued to the Aon Savings Plan in 1995 and 1994 and the significant decrease in shares in 1996 related to redemptions by Aon Savings Plan, the net changes in the 1994 and 1995 Net Asset Value per share as calculated in accordance with the requirements of Form N-1A are not commensurate with the Statement of Changes in Net Assets.



                                                                                 TOTAL RETURN
                                                                                     FUND
--------------------------------------------------------------------------------------------------------------


                                                          1/1 to        1/1 to         1/1 to         1/1 to
                                                         12/31/90      12/31/89       12/31/88       12/31/87
                                                         --------      --------       --------       --------

Net asset value at beginning of period                    $ 11.60        $ 10.42       $  9.29        $ 11.19

Net investment income                                         .55            .51           .39            .31
Net realized and unrealized gain (loss)
    on investments                                          (1.00)          1.51          1.28           (.90)
                                                          -------        -------       -------        -------
Income (loss) from investment operations                     (.45)          2.02          1.67           (.59)
Distributions to shareholders from:
    Net investment income                                    (.56)          (.51)         (.39)          (.94)
    Net realized gain                                         .--           (.32)         (.15)          (.37)
    Tax return of capital                                     .--           (.01)          .--            .--
                                                          -------        -------       -------        -------
                                                             (.56)          (.84)         (.54)         (1.31)
                                                          -------        -------       -------        -------
Increase (decrease) in net asset value                      (1.01)          1.18          1.13          (1.90)
                                                          -------        -------       -------        -------
Net asset value at end of period                          $ 10.59        $ 11.60       $ 10.42        $  9.29
                                                          =======        =======       =======        =======

Total Return                                               (3.85%)         19.51%        17.98%         (5.27%)
                                                          =======        =======       =======        =======

RATIOS:
Ratio of expenses to average net assets                     1.10%           1.28%         1.35%          1.50%

Ratio of net investment income to
    average net assets                                      4.81%           4.54%         3.97%          3.04%

Portfolio turnover                                         41.80%          48.94%        96.15%         81.80%


Average Commission Rate Paid                                N/A             N/A           N/A            N/A


NET ASSETS AT END OF PERIOD                           $2,937,613      $3,065,217    $2,301,744     $1,569,825


                           GE INVESTMENTS FUNDS, INC.
                         FINANCIAL HIGHLIGHTS, CONTINUED

Selected data for each share of capital stock outstanding for the periods indicated. The data for the most recent five years has been audited by Ernst & Young LLP. independent auditors. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the statement of additional information.



                                                          INTERNATIONAL EQUITY             REAL ESTATE SECURITIES
                                                                  FUND                              FUND
                                                        ------------------------         -------------------------
                                                         1/1 to         5/1 to              1/1 to         5/1 to
                                                        12/30/96       12/31/95            12/30/96      12/31/95
                                                        --------       --------            --------      --------


Net asset value at beginning of period                   $10.47          $ 10.00             $11.05         $ 10.00

Net investment income                                       .03              .20                .64             .46
Net realized and unrealized gain on investments            1.01              .47               3.36            1.23
                                                         ------          -------             ------         -------
Income from investment operations                          1.04              .67               4.00            1.69
Distributions to shareholders from:
  Net investment income                                    (.03)            (.20)              (.65)           (.46)
  Net realized gain                                        (.65)             .--               (.29)           (.18)
                                                         ------          -------             ------         -------
                                                           (.68)            (.20)              (.94)           (.64)
                                                         ------          -------             ------         -------
Increase in net asset value                                 .36              .47               3.06            1.05
                                                         ------          -------             ------         -------
Net asset value at end of period                         $10.83          $ 10.47             $14.11         $ 11.05
                                                         ======          =======             ======         =======

Total Return                                               9.91%            6.70%*            36.24%          17.00%*
                                                         ======          =======             ======         =======

RATIOS:


Ratio of expenses to average net assets**                  1.50%            1.54%*             1.07%           1.31%*


Ratio of net investment income to
  average net assets**                                      .23%             .44%*             5.90%           6.85%*

Portfolio turnover                                       149.72%           58.11%             30.36%          54.43%


Average Commission Rate Paid                              $ .03              N/A              $ .06             N/A


NET ASSETS AT END OF PERIOD                         $17,643,845      $15,347,782        $24,533,248     $13,428,877


*    Amounts have been determined on an annualized basis.


** In 1995 and 1996, the International Equity Fund received an expense reimbursement from the investment adviser. Absent this reimbursement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.56% and .17% for 1996 and 2.17% and (.18%) for 1995, respectively.

** In 1995, the Real Estate Securities Fund received an expense reimbursement from the investment adviser. Absent this reimbursement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.61% and 6.55%, respectively.

                       INVESTMENT OBJECTIVES AND POLICIES


Each Fund has one or more investment objectives and related investment policies and uses various investment practices to pursue these objectives and policies. There can be no assurance that any of the Funds will achieve its investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the Adviser to make changes in the composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds.

The different types of securities, investments, and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rises and falls inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in either foreign investments or real estate securities.

Certain types of investments and investment practices common to one or more Funds are described in greater detail, including the risks of each, under "Investment Practices" both in this prospectus and in the statement of additional information ("SAI"). The Funds are also subject to certain investment restrictions that are described herein and under the caption "Investment Restrictions" in the SAI.

Where the description of a Fund indicates that it invests primarily in certain types of securities, this means that under normal circumstances it invests at least 65% of its total assets in such securities. Notwithstanding this, each of the Funds other than the S&P 500 Index Fund may, for temporary defensive purposes, invest 100% of its total assets in money market instruments of the type that the Money Market Fund may invest in.

The investment objective or objectives of each Fund are fundamental and may not be changed without the approval of a majority of the outstanding voting shares of capital stock of the class related to that Fund. A majority means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting of shareholders if more than 50% of the outstanding shares are present in person or by proxy, or
(2) more than 50% of the Fund's outstanding shares. Certain investment restrictions described in the SAI also are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions, also described in the SAI, as well as the investment policies of each Fund are not fundamental and may be changed by the Company's board of directors without shareholder approval.

S&P 500 Index Fund

The S&P 500 Index Fund has the investment objective of providing capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), through investment in common stocks and other securities comprising that Index. See "General Information" in the SAI for details.

Standard & Poor's ("Standard & Poor's" or "S&P"1) chooses the 500 common stocks comprising the S&P 500 Index on the basis of market values, industry diversification and other factors. Most of the common stocks in the S&P 500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and such companies are generally listed on the New York Stock Exchange. Additional common stocks that are not among the 500 largest market value stocks are included in the S&P 500 Index for diversification purposes. S&P may, from time to time, add common stocks to or delete common stocks from the S&P 500 Index.


----------

1 "Standard & Poor's"(R), "S&P"(R), and "S&P 500"(R) are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation or warranty, express or implied, to the investors in this Fund or any member of the public regarding the advisability of investing in this Fund or in securities generally or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the investors in the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices or composition of the S&P 500 Index Fund or the timing of the issuance or sale of the shares of that Fund.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or by investors in the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

The S&P 500 Index Fund attempts to achieve its objective by replicating the total return of the S&P 500 Index. To the extent that it can do so consistent with the pursuit of its investment objective, it attempts to keep transaction costs low and minimize portfolio turnover. To achieve its investment objective, the S&P 500 Index Fund purchases equity securities that reflect, as a group, the total investment return of the S&P 500 Index. Like the S&P 500 Index, the S&P 500 Index Fund will hold both dividend paying and non-dividend paying common stocks comprising the S&P 500 Index.

Active portfolio management strategies are not used in making investment decisions for the S&P 500 Index Fund. Rather, the Adviser utilizes a passive investment management approach. From time to time the Adviser also may supplement this passive approach by using statistical selection techniques to determine which securities to purchase or sell for the Fund in order to replicate the investment return of the S&P 500 Index over a period of time.

The S&P 500 Index Fund may choose not to invest in all the securities that comprise the S&P 500 Index, and its holdings may differ by industry segment from the S&P 500 Index. The Fund may compensate for the omission from its portfolio of stocks that are included in the S&P 500 Index, or for purchasing securities included in the Index in proportions that are different from their weightings in the Index, by purchasing securities that may or may not be included in the S&P 500 Index but which have characteristics similar to the omitted securities (such as stocks from the same or similar industry groups having similar market capitalizations and other investment characteristics). In addition, from time to time adjustments may be made in the S&P 500 Index Fund's holdings due to changes in the composition or weighting of issues comprising the S&P 500 Index.

The S&P 500 Index Fund will attempt to achieve a correlation between its total return and that of the S&P 500 Index of at least 0.95, without taking expenses into account. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the S&P 500 Index Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Adviser monitors the S&P 500 Index Fund's correlation to the S&P 500 Index and attempts to minimize any "tracking error" (i.e., the statistical measure of the difference between the investment results of the S&P 500 Index Fund and that of the S&P 500 Index). However, brokerage and other transaction costs, as well as other S&P 500 Index Fund expenses, in addition to potential tracking error, will tend to cause the S&P 500 Index Fund's return to be lower than the return of the S&P 500 Index. There can be no assurance as to how closely the S&P 500 Index Fund's performance will correspond to the performance of the S&P 500 Index.

The S&P 500 Index Fund will not invest more than 35% of its total assets in stocks and other securities not included in the S&P 500 Index. In this regard, the S&P 500 Index Fund may temporarily invest cash balances, pending withdrawals or investments, in high quality money market instruments. Nevertheless, the S&P 500 Index Fund will not adopt a temporary defensive investment posture in times of generally declining stock prices, and, therefore, investors will bear the risk of such general stock market declines.

The S&P 500 Index Fund may write covered call and put options on individual securities and stock indices which correlate with the S&P 500 Index Fund's investments and may purchase call and put options on such securities and stock indices, provided such options written or purchased are listed on a national securities exchange. In addition, the S&P 500 Index Fund may purchase and sell exchange-traded stock index futures contracts and may write covered call and put options and purchase call and put options on stock index futures contracts provided such options written or purchased are listed on an exchange.

Consistent with its investment objective, the S&P 500 Index Fund will primarily use call and put options and futures contracts, as described above, to rapidly invest cash balances and to hedge exposure to the S&P 500 Index in anticipation of investing cash balances or expected cash flow into the Fund in appropriate common stocks or in anticipation of liquidating appropriate common stocks to meet expected redemption requests. See "Writing Covered Call and Put Options and Purchasing Call and Put Options" and "Financial Futures Contracts and Options Thereon" in this Prospectus for more information about these practices and their risks.

Government Securities Fund

The Government Securities Fund has the investment objective of seeking high current income and protection of capital through investment in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Government Securities Fund may also invest in U.S. Government debt instruments having maturities of less than one year and in other high quality money market instruments. The Government Securities Fund invests at least 80% of its total assets, valued at the time of purchase, in U.S. Government securities of various maturities. See "Debt Securities" in this prospectus for more information about U.S. Government securities.

The Government Securities Fund may invest up to 50% of its net assets in Government National Mortgage Association ("GNMA") certificates. Such securities are (along with certain Federal National Mortgage Association and Federal Home Loan Corporation securities in which the Government Securities Fund may invest) securities whose scheduled monthly interest and principal payments relating to mortgages in the pool are "passed through" to investors. GNMA and other similar pass-through securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Government Securities Fund will receive scheduled monthly payments of principal and interest on its GNMA and other similar securities. In addition, the Government Securities Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. All payments and unscheduled prepayments of principal will be reinvested in the Government Securities Fund in instruments consistent with the Government Securities Fund's investment objectives. GNMA and other similar securities may not be an effective means of "locking in" long-term interest rates due to the need for the Government Securities Fund to reinvest scheduled and unscheduled principal payments. At the time principal payments or prepayments are received by the Government Securities Fund, prevailing interest rates may be higher or lower than the current yield of GNMA and other similar pass-through securities held by the Government Securities Fund.

The Government Securities Fund may write covered call and put options on debt securities, in which it may invest, whether or not listed on a national securities exchange and may purchase call and put options on such debt securities whether or not listed on an exchange. In addition, the Government Securities Fund may purchase and sell exchange-traded interest rate futures contracts and may write covered call options and purchase call and put options on interest rate futures contracts whether or not listed on an exchange. The Fund also may lend portfolio securities, purchase securities on a when-issued or delayed-delivery basis, invest in restricted and other illiquid investments as well as in foreign investments and zero coupon bonds. See "Investment Practices" in this prospectus and in the SAI for more information about these practices and their risks.

The value of U.S. Government securities owned by the Government Securities Fund will fluctuate in response to various market forces and will vary inversely with prevailing current interest rates. Therefore, the value of an investment in the Government Securities Fund also will fluctuate. In this regard, any government or agency guarantee of securities held in the Government Securities Fund does not guarantee the value of an investment in the Fund.

Money Market Fund

The Money Market Fund has the investment objective of providing the highest level of current income as is consistent with high liquidity and safety of principal by investing in various types of good quality money market securities. Such securities include:

1. Obligations issued by or guaranteed as to interest and principal by the government of the United States or any agency or instrumentality thereof ("U.S. Government securities").

2. Obligations (including certificates of deposit, loan participation interests, time deposits, and bankers' acceptances) of: (a) U.S. banks and other U.S. financial institutions (including their foreign branches) that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation when either (i) the principal amount of the obligation is insured in full by the FDIC, or (ii) the issuer of the obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion; and (b) foreign banks and U. S. branches of foreign banks having total assets in excess of $10 billion at the then current exchange rate.

3. Repurchase agreements with banks or government securities dealers, provided that:

     (a) at the time the repurchase agreement is entered into, and throughout the duration of the repurchase agreement, the collateral has a market value at least equal to the value of the repurchase agreement; and

     (b) the collateral consists of U.S. Government securities or instruments rated in the highest rating category by the requisite nationally recognized statistical rating organizations ("NRSROs") (as defined below).

4. Commercial paper, which consists of unsecured promissory notes issued by corporations.

5. Other short-term obligations issued or guaranteed by U.S. corporations, state and municipal governments or other issuers.

The Money Market Fund only invests in instruments denominated in U. S. dollars that the Adviser, under the supervision of the board of directors of the Fund, determines present minimal credit risks and are, at the time of acquisition:

1. rated in the two highest rating categories by at least two NRSROs (as defined under Rule 2a-7, under the Investment Company Act of 1940), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument ("requisite NRSROs"); or



2. in the case of an unrated instrument, determined by the Adviser under the supervision of the board of directors to be of comparable quality to the above; or

3. issued by an issuer that has received a rating of the type described in 1 above on other securities that are comparable in priority and security to the instrument.


The Money Market Fund maintains 95% of its total assets in securities that are rated in the highest category by the requisite NRSROs or unrated securities of comparable investment quality. Of securities not rated in the highest category (or not of comparable quality), the Fund does not invest more than the greater of 1% of its total assets or $1 million in the securities of any single issuer. Except as explained in the SAI, the Fund does not invest more than 5% of its total assets (taken at amortized cost) in securities of any single issuer (except U.S. Government securities or repurchase agreements collateralized by such securities).

All of the Money Market Fund money market instruments mature in 13 months or less. The average maturity of the Fund's portfolio securities based on their dollar value does not exceed 90 days at the time of each investment. If the disposition of a fund security results in a dollar-weighted average fund maturity in excess of 90 days, the Fund invests its available cash in such a manner as to reduce its dollar-weighted average fund maturity to 90 days or less as soon as reasonably practicable. The Fund attempts to maintain a constant net asset value per share of $1.

The Money Market Fund also may lend portfolio securities and purchase securities on a when-issued or delayed-delivery basis.

Total Return Fund

The Total Return Fund has the investment objective of providing the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. It attempts to achieve this objective by investing in common stocks, bonds and money market instruments, the proportion of each being continuously determined by the Adviser. This Fund invests in common stocks and other equity securities or securities convertible into or with rights to purchase common stocks and securities that are permissible investments for the Government Securities Fund and the Money Market Fund. This Fund also invests in marketable corporate debt obligations of domestic and foreign issuers, mortgage-backed and asset backed securities, and debt obligations of foreign governments and their agencies and instrumentalities. The Total Return Fund also may invest in options on equity securities, options on equity indices, futures contracts on equity indices (and options thereon), securities of real estate investment trusts ("REITs"), equity securities of foreign issuers, non-dollar equity securities and structured securities. See "Investment Practices" in this prospectus and in the SAI for more information about these practices and their risks.

At least 60% of the value of any bonds held by this Fund will be rated within the four highest grades by an NRSRO such as Standard and Poor's Corporation or Moody's Investors Service, Inc. The balance of the value of any bonds held by this Fund may be rated below those four highest grades. If these lower-rated bonds are held in the Fund in significant amounts, they will increase financial risk and income volatility. At the current time, the Fund has a non-fundamental investment restriction limiting the Fund's investment in these lower-rated debt securities to no more than 30% of the Fund's total assets measured at the time of purchase. Lower-rated debt securities and their attendant risks are described in "Investment Practices" in this prospectus and in the SAI.

There are no percentage limitations on the types of securities in which the Total Return Fund may invest. From time to time, the Fund may invest entirely in equity securities, entirely in debt securities, entirely in money market instruments, or in any combination of these types of securities. Consequently, the Total Return Fund is subject to varying levels of market and financial risk and current income volatility, and may at times be subject to very high levels of market and financial risk and current income volatility. The portfolio turnover rate for this Fund is generally higher than for other funds due to the frequent fund transactions aimed at maximizing total return. This higher portfolio turnover rate generates higher brokerage expenses; however, the gain in total return will often more than offset the brokerage expense. It is not anticipated that higher portfolio turnover will have any adverse tax consequences.



International Equity Fund

The International Equity Fund has the investment objective of providing long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies that are organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") and which the Adviser believes have long-term potential for capital appreciation. The Fund also may invest in securities (1) of companies organized in the United States but having their principal activities and interests outside the United States,
(2) denominated or quoted in foreign currency ("non-dollar securities"), and (3) issued by foreign governments or agencies or instrumentalities of foreign governments (also "foreign issuers").

The International Equity Fund is intended for investors who can accept the risks involved in investments in equity and equity-related securities of foreign issuers and in non-dollar securities. See "Foreign Investments and Currency."

The Fund invests in the securities of foreign issuers located (or, in the case of the securities, traded) in at least 3 different countries other than the United States. Nonetheless, under certain economic and business conditions the Fund may invest up to 35% of its total assets in the securities of issuers located (or, in the case of the securities, traded) in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.


The equity and equity-related securities in which the International Equity Fund invests are common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock. The Fund also may invest in securities of foreign issuers in the form of sponsored and unsponsored American depository receipts ("ADRs"), European depository receipts ("EDRs"), and global depository receipts ("GDRs""). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporate issuers. EDRs and GDRs are receipts issued by non-U.S. financial institutions evidencing arrangements similar to ADRs. Generally, ADRs are in registered form and are designed for trading in U.S. markets while EDRs are in bearer form and are designed for trading in European securities markets. GDRs are issued in either registered or bearer form and are designed for trading on a global basis. See "Foreign Investments and Currency."


The International Equity Fund also may, under normal market conditions, invest up to 35% of its total assets in dollar denominated and non-dollar denominated debt securities of foreign issuers and may on occasion, for temporary purposes to preserve capital, hold part or all of its assets in foreign currency or in non-dollar short-term debt securities.

The International Equity Fund may invest in the securities of issuers located in countries with emerging economies or securities markets. Investment in such countries involves certain risks that are not present in investments in more developed countries. See "Foreign Investments and Currency." The International Equity Fund may make investments or engage in investment practices that involve special risks. These include: convertible securities, when-issued securities, delayed-delivery securities, options on securities and securities indices, futures contracts and options thereon, illiquid or restricted securities, repurchase agreements, REITs, lending portfolio securities and borrowing money for investment purposes. These investment practices and attendant risks are described in "Investment Practices" in this prospectus or in the SAI.


The International Equity Fund may employ certain currency management techniques to hedge against currency exchange rate fluctuations and to seek to increase total return. When used to attempt to increase total return, these management techniques are speculative. Such currency management techniques involve risks different from those associated with investing in dollar-denominated securities of U.S. issuers. These techniques are transactions in options, futures contracts, option contracts on futures contracts, forward foreign currency exchange contracts and currency swaps. To the extent that the Fund is fully invested in securities of foreign issuers or non-dollar securities while also maintaining foreign currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Foreign Investments and Currency."


Real Estate Securities Fund

The Real Estate Securities Fund has the investment objective of providing maximum total return through current income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets. The Fund does not invest directly in real estate.


The Real Estate Securities Fund is intended for investors who can accept the risks, described below, entailed by indirect investments in real estate.

An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50% of its assets (marked-to-market), gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity real estate investment trusts (which directly own real estate), mortgage real estate investment trusts (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, companies that manage real estate, and companies that own substantial amounts of real estate. Issuers in businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.


The Real Estate Securities Fund generally invests in common stocks but may also, without limitation, invest in preferred stock, convertible securities, warrants and debt securities of the foregoing issuers as well as publicly traded limited partnerships. In addition to these securities, the Fund may invest up to 35% of its total assets in equity and debt securities of issuers outside the real estate industry, including all securities that the Total Return Fund may invest in, including debt securities and convertible preferred stock and convertible bonds rated less than BBB by Standard and Poor's Corporation or Baa by Moody's Investors Service, Inc. or that are unrated. If held in the Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. Lower-rated debt securities and their attendant risks are described in "Investment Practices" in this prospectus and in the SAI.

The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks. These include: convertible securities, when-issued securities, delayed-delivery securities, options on securities and securities indices, futures contracts and options thereon, illiquid or restricted securities, repurchase agreements, structured securities and lending portfolio securities. These investment practices and attendant risks are described in "Investment Practices" in this prospectus or in the SAI.


There are significant risks inherent in the investment objective and policies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of issuers that own, construct, manage, or sell residential, commercial, or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include:
declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates and costs resulting from clean-up of environmental problems or liability to third parties for damages arising from environmental problems. Likewise, because of its objective of investing in the securities of issuers whose products and services are related to the real estate industry, it is subject to the risk that the value of such securities will be adversely affected by one or more of the foregoing risks.

Because the Fund may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status as a regulated investment company. See "Taxes."


In addition to the risks discussed above, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of any credit extended. Further, equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code and to maintain an exemption under the Investment Company Act of 1940 (the "1940 Act"). Finally, certain real estate investment trusts may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time. See "Investment Practices" in this prospectus for more information about real estate investment trusts.

Global Income Fund

The Global Income Fund has the investment objectives of high total return, emphasizing current income and, to a lesser extent, capital appreciation. The Fund seeks to achieve these objectives by investing primarily in income-bearing debt securities and other income-bearing instruments of U.S. and foreign issuers. Such investments may be denominated or quoted in foreign currencies ("non-dollar instruments") or U.S. dollars. Foreign issuers include: (1) foreign governments, or instrumentalities of foreign governments, (2) international entities (i.e., the World Bank), (3) companies organized outside the U.S. or whose securities are principally traded outside the U.S. and, (4) companies organized in the U.S. but having their principal activities and interests outside the U.S.


The Global Income Fund may invest in: (1) U.S. Government securities of the type that the Government Securities Fund may invest in, (2) debt securities issued or guaranteed by a domestic or foreign issuer (including, in the case of a foreign government or international entity, any political subdivision, authority, agency or instrumentality thereof), (3) convertible bonds and non-convertible preferred stock of domestic or foreign corporate issuers, (4) certificates of deposit, bankers' acceptances or time deposits of U.S. or foreign banks (including domestic or foreign branches thereof) having total assets of more than $1 billion, and (5) money market instruments of the type that the Money Market Fund may invest in. Debt securities may include floating rate and variable rate instruments, zero coupon obligations, mortgage-backed and asset-backed securities, and structured securities. See "Investment Practices" in this prospectus and the SAI for more information about these practices and their risks.


The Global Income Fund is intended for investors who can accept the risks involved in securities of foreign issuers and non-dollar instruments. See "Foreign Investments and Currency."


The Global Income Fund invests in the securities of at least three different foreign issuers at all times. In selecting investments for the Fund, the Adviser considers such factors as the instrument's duration, yield, credit quality, the prospects for capital appreciation, and the fundamental outlooks for currency and interest rate trends that could affect the instrument. The Fund may use currency transactions both to enhance overall returns for a given level of risk and to hedge its exposure to foreign currencies. While the Fund generally has both long and short currency positions, its net long and short foreign currency exposure generally does not exceed the value of its total assets. See "Foreign Investments and Currency."


Debt securities held by the Global Income Fund are limited to those rated within the six highest categories by S&P, Moody's, or another NRSRO, or, if unrated by such rating organizations, are determined by the Adviser to be of comparable quality. The Fund does not, however, invest more than 25% of its total assets in securities rated below the four highest categories or more than 10% of its total assets in securities rated below the five highest categories. If such lower-rated securities are held in the Global Income Fund in significant amounts, they increase the financial risk and income volatility. Lower-rated debt securities and their attendant risks are described in "Investment Practices" in this prospectus and the SAI.

The Global Income Fund maintains a dollar-weighted average portfolio duration of not more than seven years. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates. The Fund may use various techniques to shorten or lengthen the dollar-weighted average duration of its portfolio, including the acquisition of debt obligations at a premium or discount, transactions in structured securities, options, futures contracts and options on futures contracts, and interest rate swaps. The Global Income Fund is not subject to any limitation with respect to the average maturity of its portfolio.


The Global Income Fund employs certain currency and interest rate management techniques involving risks different from those associated with investing solely in dollar-denominated debt securities of U.S. issuers. Such techniques include transactions in options, futures contracts, options on futures contracts, structured securities, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. To the extent that the Fund is fully invested in securities of foreign issuers and non-dollar instruments while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions also may expose it to risks independent of its securities positions. See "Investment Practices" in this prospectus and the SAI. The Fund also may lend securities and invest in repurchase agreements, "when-issued" securities, securities issued on a delayed-delivery basis, restricted securities and illiquid investments. See "Investment Practices" in this prospectus and the SAI.

The Global Income Fund is not "diversified" as defined by the 1940 Act. Therefore, it is more susceptible to adverse developments affecting any single issuer. Nonetheless, a non-diversified Fund is still subject to the diversification requirements that arise under federal tax law and the 25% limit on concentration of investments in a single industry. See "Dividends, Distributions and Taxes" in this prospectus and "Investment Practices and Restrictions" in the SAI.


Value Equity Fund

The Value Equity Fund has the investment objective of providing long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in common stock and other equity securities of companies that NWQ believes are undervalued by the market place at the time of purchase and offer the potential for above-average capital appreciation. Other equity securities include preferred stock, securities convertible or exchangeable into common stock, rights and warrants, options on equity securities, and futures contracts on equity indices (and options thereon). The Fund also may invest in undervalued convertible preferred stock and debt securities.

The Value Equity Fund may invest in securities of companies in cyclical industries during periods when such securities appear to NWQ to have strong potential for capital appreciation. The Fund also may invest in the securities of "special situation" companies. A "special situation" company is one that NWQ believes has potential for significant future earnings growth but has not performed well in the recent past. These situations may include companies with management turnaround, corporate or asset restructuring or significantly undervalued assets.

The universe from which NWQ selects securities includes those issued by companies of varying capitalization. NWQ identifies potentially undervalued securities by applying statistical measures designed to reveal value on an absolute and relative basis. Such statistical measures include key financial ratios such as stock price-to-earnings, stock price-to-book value and stock price-to-cash flow. It also evaluates the issuers of such securities on the basis of management strength, inside ownership, and competitive structure. The process used by NWQ to select undervalued securities generally differs from that used by many other "value" oriented investment advisers in that NWQ places a heavy emphasis on normalized earnings, stock price-to-cash flow ratios, relative value, and whether the security's issuer is in an industry that is likely to benefit from long-term fundamental improvements such as restructuring, turnaround trends or consolidation trends. At any point in time, NWQ also closely follows approximately 200 companies whose securities appear to have market appreciation potential based on statistical analysis. Because first-hand knowledge of management can be an important element in analyzing and valuing a company, NWQ interviews key management personnel of, and also may visit, these select companies to obtain fundamental research information and verify their value.


The Value Equity Fund may invest up to 35% of its total assets in securities of foreign issuers, including ADRs, EDRs and GDRs. The Fund may invest up to 35% of its total assets in debt securities including those in which the Total Return Fund may invest as well as corporate bonds, mortgage-backed and asset-backed securities, floating rate and variable rate instruments and zero coupon obligations. Of these debt securities, the Fund may invest an amount equal to 15% of its total assets in securities rated below investment grade. Investment grade debt securities are those rated in the four highest categories by S&P, Moody's, or another NRSRO, or, if unrated by such rating organizations, are determined by NWQ (or GEIM) to be of comparable quality. Securities of foreign issuers and debt securities of various types (including lower-rated debt securities) and their attendant risks are described in "Investment Practices" in this prospectus and the SAI.

The Value Equity Fund may lend portfolio securities and invest in repurchase agreements, "when-issued" securities, securities issued on a delayed-delivery basis, restricted securities and illiquid investments. See "Investment Practices" in this prospectus and in the SAI for more information about these practices and their risks.



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

                              INVESTMENT PRACTICES

In pursuing their investment objectives, the Funds may engage in the following investment practices.


Loans of Portfolio Securities

Each Fund may from time to time lend securities it holds to brokers, dealers, and financial institutions, up to a maximum of 20% of the total value of that Fund's assets. Such loans will be secured by collateral in the form of cash or other liquid assets, which will be maintained in an amount at least equal to the current market value of the loaned securities. Each Fund will continue to receive interest and dividends on the loaned securities during the term of its loans, and, in addition, will receive either a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. Each Fund also will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested during the term of the loan. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loaned securities. In order to minimize this risk, the Funds will make loans of securities only to firms determined by the Adviser (under the supervision of the board of directors) to be creditworthy.

When-Issued and Delayed Delivery Securities

When-issued and delayed delivery securities are discussed in "Investment Practices" in the SAI.

Repurchase Agreements

All of the Funds may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Adviser (under the supervision of the board of directors) reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. In the event of the bankruptcy of the other party, the Fund could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs. Repurchase agreements are further discussed in "Investment Practices" in the SAI.

Foreign Investments and Currency

The S&P 500 Income Fund, Total Return Fund and Value Equity Fund may each invest up to 35% of their total assets, taken at market value at the time of acquisition, in securities of foreign issuers and in non-dollar securities. The Government Securities Fund, Money Market Fund and Real Estate Securities Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. These Funds will not concentrate their investments in any particular foreign country. The International Equity Fund and the Global Income Fund may, as described above, invest all of their assets in the securities of foreign issuers and in non-dollar securities.


Foreign Investments Generally. Investments in the securities of foreign issuers or investments in non-dollar securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in fund value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.


Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the dollar value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell fund securities to obtain sufficient cash to pay such dividends. As discussed below, the International Equity Fund and the Global Income Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.


Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. The S&P 500 Index Fund, Government Securities Fund, Total Return Fund, Value Equity Fund, International Equity Fund and Global Income Fund may all invest in ADRs, EDRs and GDRs. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.


EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.


Investments in Emerging Markets. The Total Return Fund, International Equity Fund and the Global Income Fund may invest substantial portions of their portfolios in securities of issuers located in countries with emerging economies and/or securities markets. The S&P 500 Index Fund, Government Securities Fund and Value Equity Fund may invest up to 5% of their total assets in such securities. These countries are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. As a result, these Funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of these Funds to invest in securities of certain issuers located in those countries.

Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the S&P 500 Index Fund, Government Securities Fund, Total Return Fund, Real Estate Securities Fund, Value Equity Fund, International Equity Fund and the Global Income Fund may have currency exposure independent of their securities positions, the value of the assets of these Funds as measured in U.S. dollars may be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments quoted or denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase. The International Equity Fund and the Global Income Fund often have substantial currency exposure both from investments quoted or denominated in foreign currencies and from their currency positions.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also are affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund is more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, these six Funds may engage in a variety of foreign currency management practices described below. Each also may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. These Funds will incur costs in connection with conversions between various currencies.

Forward Foreign Currency Exchange Contracts. The Government Securities Fund, International Equity Fund, Total Return Fund, and the Global Income Fund may purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. When purchased or sold for the purpose of seeking to increase total return, forward foreign currency exchange contracts are considered speculative. In addition, these Funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates. The International Equity Fund, Total Return Fund, and the Global Income Fund also may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Adviser determines that there is a pattern of correlation between the two currencies.

The Government Securities Fund, International Equity Fund, Total Return Fund, and the Global Income Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. It may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain that might be realized by a Fund if the value of the hedged currency increases. If the Government Securities Fund, International Equity Fund, Total Return Fund, or the Global Income Fund enters into a forward foreign currency exchange contract to sell foreign currency to seek to increase total return or to buy foreign currency for any reason, it will be required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities will be segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.


Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.


All of the Funds may utilize foreign forward currency exchange contracts to settle non-dollar securities transactions.

Options on Currencies. The International Equity Fund and the Global Income Fund may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The International Equity Fund and the Global Income Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not being held in the Fund. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the- counter. See "Writing Covered Call and Put Options and Purchasing Call and Put Options" below for a discussion of the liquidity risks associated with options transactions.

Interest Rate Swaps and Currency Swaps. The International Equity Fund and the Global Income Fund may enter into currency swaps for both hedging purposes and to seek to increase total return. The Global Income Fund may enter into interest rate swaps for these purposes. The Global Income Fund typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the Global Income Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Since currency swaps and interest rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its fund investments and its swap positions entered into for hedging purposes.

The Global Income Fund only enters into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will segregate with its custodian cash or liquid securities equal to the net amount, if any, of the excess of a Fund's obligations over its entitlements with respect to swap transactions. To the extent that the net amount of any swap obligation is collateralized with liquid assets in this manner, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restriction.


The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the International Equity Fund or the Global Income Fund would be less favorable than it would have been if swaps were not used.

Debt Securities


Debt Securities Generally. The market value of non-convertible debt securities usually reflects yields generally available on newly issued-securities of similar quality and type (i.e., prevailing current interest rates). When such yields decline, the market value of outstanding debt securities generally rises if such securities are protected against early call. Similarly, when such yields increase, the market value of outstanding debt securities generally declines.

U.S. Government Debt Securities. All of the Funds may invest in U.S. Government securities. These include: (1) U.S. Treasury bills, notes, and bonds; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (e.g. , GNMA Certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (e.g., debt of each of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government or GNMA to purchase certain financial obligations of the agency or instrumentality (e.g., Federal National Mortgage Association); or (d) the credit of the issuing agency or instrumentality (e.g., Federal Land Banks, Farmers Home Administration or Student Loan Marketing Association). No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future, since it is not required to do so by law.

Zero Coupon Bonds. The Government Securities Fund, Total Return Fund, Global Income Fund and Value Equity Fund each may invest in zero coupon bonds. Zero coupon bonds are debt obligations issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. A zero coupon security pays no interest to its holder during its life and its value (above its cost to a Fund) consists of the difference between its face value at maturity and its cost. Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Zero coupon bonds experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest. A Fund accrues income on zero coupon bonds for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.


Mortgage-Backed and Asset-Backed Securities. All of the Funds except the S&P 500 Index Fund may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of the pass-through of prepayments of principal on the underlying loans. This may increase the volatility of such instruments relative to other similarly rated debt securities. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. During periods of rising interest rates, reduced prepayment rates may extend the average life of mortgage-backed and asset-backed securities and increase the risk of depreciation due to future increases in market interest rates. Accordingly, the mar-ket values of such securities vary with changes in prevailing market rates of interest generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


Structured Securities. The Total Return Fund, Real Estate Securities Fund and Global Income Fund may invest in structured notes, bonds and debentures. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of debt securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex debt securities.

Lower-Rated Debt Securities. The Total Return Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund may invest in debt securities (and the Real Estate Securities Fund, Value Equity Fund and Global Income Fund in convertible securities) with lower ratings which generally carry greater risk of default and are generally subject to greater market value fluctuations. If held by these Funds in significant amounts, such securities would increase financial risk and income fluctuation. Lower-rated debt and convertible securities have speculative characteristics and changes in economic conditions and other circumstances are more likely to weaken the capacity of issuers of such securities to make principal and interest payments than would be the case as to issuers of higher rated (i.e., investment grade) debt securities. In some cases, lower-rated debt and convertible securities may be highly speculative, have poor prospects of reaching investment grade standing or even be in default. See the SAI for a description of securities ratings and of lower-rated securities, including further discussion of the risks of investing in such instruments.


Writing Covered Call and Put Options and Purchasing Call and Put Options


The S&P 500 Index Fund, Government Securities Fund, Total Return Fund, Value Equity Fund, International Equity Fund, Real Estate Securities Fund and Global Income Fund may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of its portfolio securities. All call options written by these Funds are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding. All put options written by these Funds are covered, which means that the Fund segregates with its custodian cash, or liquid securities with a value at least equal to the exercise price of the option. Call and put options written by a Fund may also be covered to the extent that the Fund's liabilities under such options are offset by its rights under call or put options purchased by the Fund and call options written by a Fund may also be covered by segregating cash or securities with its custodian in the same manner as written puts are covered.


Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, a Fund receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.

The S&P 500 Index Fund, Total Return Fund, International Equity Fund, Real Estate Securities and Value Equity Fund may each, in accordance with its investment objective(s) and investment program, also write exchange-traded covered call and put options on stock indices. These Funds may write such options for the same purposes as each may engage in such transactions with respect to individual fund securities, that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's securities. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

The  S&P  500  Index  Fund,  Government  Securities  Fund,  Total  Return  Fund,
International Equity Fund, Real Estate Securities Fund, Global Income Fund and Value Equity Fund may each also purchase exchange-traded call and put options with respect to securities and, except for the Government Securities Fund, with respect also to stock indices that correlate with its particular portfolio securities. All seven Funds may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of their portfolio securities. As the holder of a put option with respect to individual securities, each has the right to sell the securities underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

These seven Funds may purchase call options on individual securities (or, except for the Government Securities Fund, on stock indices) in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option (or, with respect to options on indices, to receive income equal to the value of such index over the strike price). As the holder of a call option with respect to individual securities, the Funds obtain the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

The Government Securities Fund, Total Return Fund, International Equity Fund, Global Income Fund and Value Equity Fund may also write and purchase unlisted covered call and put options. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options -- that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Except as described below, such unlisted over-the-counter options are generally considered illiquid securities. The Government Securities Fund, Total Return Fund, International Equity Fund, Global Income Fund and Value Equity Fund will engage in such transactions only with firms of sufficient credit to minimize these risks. Where one of these Funds has entered into agreements with primary dealers with respect to the unlisted options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."


Option-related investment practices involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above an amount equal to the exercise price plus the premium; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on a stock index at prices that may not reflect current market values; and purchasing put and call options -- possible loss of the entire premium paid.


In addition, the effectiveness of hedging the S&P 500 Index Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund and Value Equity Fund through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the Fund's holdings being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by the Fund may not exactly match the composition of the stock index on which options are purchased or written.


As to all options, if the Advisers' forecasts regarding movements in securities prices or interest rates are incorrect, a Fund's investment results might have been more favorable without the hedge. Because of these risks, the use of "options" related investment practices requires special skills in addition to those needed to select portfolio securities. A more detailed description of these investment practices and their associated risks is contained in the SAI.

Financial Futures Contracts and Options on Such Contracts


The  S&P  500  Index  Fund,  Government  Securities  Fund,  Total  Return  Fund,
International Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund may purchase and sell exchange-traded financial futures contracts and may write covered call options and purchase put and call options on financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, currency exchange rates, overall prices of securities in which each may invest, or to earn additional income. The S&P 500 Index Fund may write covered put options on financial futures contracts for the same purposes.


Financial futures contracts consist of interest rate futures contracts, stock index futures contracts and currency futures contracts. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is similar in economic effect, except that rather than being based on specified debt securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to purchase or sell a specific amount of foreign currency at a future time at a fixed price.


To hedge against the possibility that increases in interest rates or other factors may result in a general decline in prices of securities owned by it, the Government Securities Fund, Total Return Fund, Real Estate Securities Fund and Global Income Fund may sell interest rate futures contracts. To hedge against the possibility of a general decline in the prices of securities owned by it, the S&P 500 Index Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund and Value Equity Fund may sell stock index futures contracts. To hedge against the possibility of an adverse change in currency exchange rates, the International Equity Fund and Global Equity Fund may sell currency futures contracts. Assuming that any decline in the securities or currency being hedged is accompanied by a decline in the debt instrument or stock index or currency chosen as a hedge, the sale of a futures contract on that debt instrument, stock index or currency may generate gains that can wholly or partially offset any decline in the value of the Fund's securities or currency exposure which have been hedged.

To hedge against the possibility of lower long-term interest rates and likely concomitant increase in prices of securities owned by it, the Government Securities Fund, Total Return Fund, Real Estate Securities Fund and Global Income Fund may purchase interest rate futures contracts. Likewise, to hedge against increases in equity prices, the S&P 500 Index Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund and Value Equity Fund may purchase stock index futures contracts. To hedge against the possibility of an adverse change in currency exchange rates, the International Equity Fund and Global Income Fund may purchase currency futures contracts. For these Funds, such a strategy is intended to secure a position in the futures market intended to approximate the economic equivalent of a position in the securities market or currency market. When used as hedges, the Funds will purchase appropriate financial futures contracts only when each intends to purchase the underlying securities that may be affected by such increases in equity prices or decreases in interest rates or changes in currency exchange rates (as the case may be) and will purchase such financial futures contracts in approximately the amount being hedged. When used as hedges, the Advisers expect that purchases of the underlying securities will, in fact, be made a substantial majority of the time.

All seven Funds may purchase and sell exchange-traded financial futures contracts for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return.

All seven Funds may write covered call options and may purchase put and call options on futures contracts of the type which that Fund is permitted to purchase and sell in accordance with its investment objective and investment program, and may enter into closing transactions with respect to such options on futures contracts written or pur-chased. Likewise, the S&P 500 Index Fund, Total Return Fund and Value Equity Fund may write covered put options on stock index futures contracts. An option to acquire a financial futures contract gives the purchaser thereof the right to assume a position in the underlying futures contract, and, therefore, can serve the same hedging function as owning the futures contract directly.

The S&P 500 Index Fund may seek to close out (at its market price in the secondary market) a put option it has written before the option has expired. If the secondary market is not liquid for that option, however, the Fund must continue to be prepared to pay the strike price while the option remains outstanding, regardless of price changes, and must continue to segregate liquid assets to cover this position.


None of the Funds will enter into any financial futures contract or purchase any option thereon, if, immediately thereafter, the total amount of its assets required to be on deposit as margin to secure its obligations under open futures contracts, plus the amount of premiums paid by the Fund for outstanding options to purchase futures contracts, would exceed 5% of the market value of the Fund's total assets.


The use of futures contracts by these Funds entails certain risks, including but not limited to the following: no assurance that futures contract transactions can be offset at favorable prices; possible reduction of a Fund's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the futures contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If expectations regarding movements in securities prices, interest rates, or currency exchange rates are incorrect, a Fund might have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select fund securities. A further discussion of futures contracts and their associated risks is contained in the SAI.

Restricted Securities and Illiquid Investments

The Adviser is responsible for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The S&P 500 Index Fund, Government Securities Fund, Money Market Fund and Total Return Fund will each not purchase or otherwise acquire any investment, if as a result, more than 10% of its net assets (taken at current value) would be invested in illiquid investments. The International Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund will each not purchase or otherwise acquire any investment, if as a result, more than 15% of its net assets (taken at current value) would be invested in illiquid investments.

Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and restricted securities. A restricted Security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").

The International Equity, Real Estate Securities, Value Equity and Global Income Funds may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the Fund's board of directors or by the Adviser under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Fund's holdings of those securities may become illiquid. Purchases by the International Equity Fund and the Global Income Fund of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted.

Borrowing

From time to time, the International Equity Fund may increase its ownership of various investments by borrowing from banks and investing the borrowed funds (on which the Fund pays interest). The Fund may borrow only up to 10% of the value of its total assets, subject to the 300% asset coverage requirement under the 1940 Act. Purchasing investments with borrowed funds is a speculative investment method known as "leverage," that may subject the Fund to relatively greater risks and costs (which may include commitment fees and/or the cost of maintaining minimum average balances with the lender) than would otherwise be the case, including possible reduction of income and increased fluctuation of net asset value per share. A further discussion of borrowing is contained in the SAI.

Real Estate Investment Trusts


The S&P 500 Index Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund and Value Equity Fund may invest in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests therein. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.

Other Investment Companies

All of the Funds may invest up to 10% of their total assets in securities of other investment companies. However, no Fund may invest more than 5% of its total assets in the securities of any one investment company or in more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order from the SEC, the Funds other than the Money Market Fund may also invest up to 25% of their total assets in GEI Short-Term Investment Fund (the "Short-Term Fund"), an investment fund created to serve as a vehicle for the collective investment of cash balances of the Funds and other mutual funds and accounts managed by GEIM and its affiliates. GEIM manages the Short-Term Fund but does not charge this Fund a management fee. The Funds invest in the Short-Term Fund without paying any sales charges or other fees.


                        DETERMINATION OF NET ASSET VALUE


The net asset value of each Fund is determined as of the time of the close of trading on the New York Stock Exchange, (currently at 4:00 PM, New York City time) on each day when the New York Stock Exchange is open except as noted below. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of each Fund will not be calculated on the Friday following Thanksgiving or on December 31 when December 31 falls on a weekday. The net asset value of a Fund is determined by adding the values of all securities, cash and other assets (including accrued but uncollected interest and dividends) of that Fund and subtracting all liabilities (including accrued expenses but excluding capital and surplus). Expenses, including investment advisory fees, are accrued daily. The net asset value of a share is determined by dividing the net asset value of a Fund by the number of outstanding shares of that Fund.


The value of each Fund's securities and assets, except those of the Money Market Fund and certain short-term debt securities held by the other Funds, is determined on the basis of their market values. All of the securities and assets of the Money Market Fund and debt securities having a remaining maturity of sixty days or less held by any of the other Funds are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available, are valued at their fair market value as determined in good faith by, or under the authority delegated by, the Company's board of directors. See "Determination of Net Asset Value" in the SAI for more information.


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


                     PURCHASE AND REDEMPTION OF FUND SHARES


Pursuant to a distribution agreement dated April 2, 1996, Forth Financial Securities Corporation ("FFSC") acts without remuneration as the Fund's distributor in the distribution of the shares of each Fund. FFSC is a wholly-owned subsidiary of Forth Financial Resources, Ltd., which is in turn a wholly-owned subsidiary of General Electric Company. FFSC is located at 6610 West Broad Street, Richmond, Virginia 23230. FFSC has no obligation under the distribution agreement to sell any stated number of shares.

Shares of the Funds are sold in a continuous offering and are authorized to be offered to the Accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each such subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts purchase and redeem shares of the Funds for their subaccounts at net asset value without sales or redemption charges. In the future, qualified pension and retirement plans may purchase and redeem shares of the Funds on a basis to be negotiated between the Company or FFSC or both and such plans.

For each day on which a Fund's net asset value is calculated, the Accounts transmit to the Company any orders to purchase or redeem shares of the Fund(s) based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement plans may in the future transmit to the Company any orders to purchase or redeem shares of the Fund(s) based on the instructions of plan trustees or participants. The Account purchases and redeems shares of each Fund at the Fund's net asset value per share calculated as of the day the Company receives the order, although such purchases and redemptions may be executed the next morning. Money received by the Company from the Accounts for the purchase of shares of International Equity Fund or Global Income Fund may not be invested by these Funds until the day following the execution of such purchases. Payment for shares redeemed will be made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

It is the Company's intention to distribute, as dividends, substantially all of the net investment income, if any, from each of the Funds. All dividends of a Fund are subsequently reinvested in additional shares of that Fund at net asset value. For dividend purposes, net investment income of a Fund consists of all payments of dividends or interest received by that Fund less realized investment losses, if any, and estimated expenses. All net realized investment gains, if any, of a Fund are expected to be declared and distributed annually. Dividends attributable to the net investment income of the Funds other than the Money Market Fund are declared and paid annually. Dividends attributable to the net investment income of the Money Market Fund are declared daily and paid monthly.

Taxes

The Company believes that each of the Funds will qualify as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986 (the "Code"). Since each Fund intends to annually distribute substantially all of its net income and gains to its shareholders, then under the provisions of Subchapter M, the Funds should have little or no income taxable to it under the Code. Distributions will be made, however, consistent with the Code's rules defining a regulated investment company.

Each Fund of the Company must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loaned, and gains from the sale or disposition of securities; (2) the Fund's gains (without reduction for losses) derived from sales of securities held for less than three months must account for less than 30% of the Fund's gross income; and (3) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's assets must consist of cash, United States Government securities and other securities (no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund must not hold more than 10% of the outstanding voting stock of any issuer), and (b) the Fund must not invest more than 25% of the value of its assets in the securities of any one issuer (other than United States Government securities).




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


The Internal Revenue Service (the "Service") has ruled publicly that, for purposes of various of the requirements described above, an exchange-traded call option is a security and its issuer is the issuer of the underlying security, not the writer of the option. Also, the Service has ruled privately (at the request of a taxpayer other than the Funds) that, for purposes of the various requirements described above (1) certain instruments on stock indices (including exchange-traded options on a stock index, stock index futures, and options on stock index futures) are treated as securities, the issuers of which are the issuers of the stock underlying each index in proportion to the weighting of the stocks in the computation of the index, and (2) certain instruments on United States Government securities (including exchange-traded futures contracts, options, and options on futures contracts) are treated as securities, the issuer of which is the United States Government. In addition, with respect to certain instruments, the Service has ruled privately (at the request of a taxpayer other than the Funds) that gains includable in income solely by reason of mark-to-market rules in the Code will be treated as gains derived from securities held for at least three months for purposes of the 30% test described above.


Since taxpayers other than the taxpayer requesting a private ruling from the Service are not entitled to rely on the ruling, the Company may, in its business judgment, restrict a Fund's ability to enter into options or futures transactions or engage in short-term trading and transactions in securities (including options and futures contracts). For the same reason, the Company may, in its business judgment, require a Fund to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so.

Each of the Funds also intends to comply with section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts (such as the Accounts) that are used to fund benefits under variable life insurance and variable annuity contracts. These requirements are in addition to the requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Fund may invest. In order to comply with the current or future requirements of section 817(h) (or related provisions of the Code), the Company may be required, for example, to alter the investment objectives of one or more of the Funds.

Foreign Investments. Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment return of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign tax withholding, but may not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes and interest charges, and the investment return of a Fund making such investments will be reduced by these taxes and interest charges.
Shareholders will bear the cost of these taxes and interest charges, but will not be able to claim a deduction for these amounts.


Additional Tax Considerations. If a Fund failed to qualify as a regulated investment company, owners of variable life insurance and annuity contracts based on the Fund (1) might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (2) the Fund might incur additional taxes. In addition, if a Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of variable life insurance and annuity contracts based on the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Advisers and it is intended that each Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return of a Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Advisers might otherwise believe to be desirable.


It is not feasible to comment on all of the federal tax consequences concerning the Funds. Since the shareholders of the Funds are currently limited to the Accounts, no further discussion of those consequences is included herein. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

                            MANAGEMENT OF THE COMPANY

Board of Directors

The Company has a board of directors, the members of which are elected by the shareholders. A majority of the directors are not associated with Life of Virginia or General Electric Company or their affiliates. The Directors are responsible for the overall management of the Company and their duties include reviewing the results of each Fund, monitoring investment activities and practices, and receiving and acting upon future plans for the Company.

Investment Adviser

GEIM, a wholly-owned subsidiary of General Electric Corporation ("GEC"), is the investment adviser and administrator for the Fund. It is registered under the Investment Advisers Act of 1940 and its principal office is located at 3003 Summer Street, Stamford Connecticut 06905. GEIM currently provides investment advisory services with respect to 19 other mutual funds and a number of other private institutional accounts. The professionals responsible for the investment operations of GEIM serve in similar capacities with respect to General Electric Investment Corporation ("GEIC"), a sister company of GEIM wholly owned by GEC, which provides investment advisory services with respect to GEC's pension and benefit plans and a number of funds offered exclusively to GEC employees, retirees and certain related persons. These funds include the Elfun family of Funds (the first of which, Elfun Trusts, was established in 1935) and the funds offered as part of GEC's 401(k) program (also known as the GEC Savings and Security Program), which are referred to as the GE S&S Program Mutual Fund and the GE S&S Long Term Interest Fund. The investment professionals at GEIM and GEIC and their predecessors have managed GEC's pension assets since 1927. As of December 31, 1996, GEIM and GEIC managed assets in excess of $58 billion, including roughly $11 billion in mutual fund assets.

GEIM manages the investments of the S&P 500 Index Fund, Government Securities Fund, Money Market Fund, Total Return Fund and International Equity Fund determining which securities to buy and sell for each, selecting the brokers and dealers to effect the transactions,and negotiating commissions. In placing orders for securities transactions, GEIM's policy is to attempt to obtain the most favorable price and efficient execution available. Subject to this policy, GEIM may also allocate brokerage to broker/dealers based upon their sale of Life of Virginia variable life insurance and variable annuity contracts. GEIM has engaged investment sub-advisers to provide the day-to-day fund management of the Real Estate Securities Fund, Value Equity Fund and Global Income Fund.

The Company has entered into an investment advisory and administration agreement (together, the "advisory agreements") with GEIM for each Fund effective May 1, 1997. Under these agreements, GEIM or a sub-adviser provides a continuous investment program for each Fund's assets, including investment research and management. GEIM or a sub-adviser determines what investments will be purchased, retained or sold by the Funds and places purchase and sale orders for the Funds' investments. GEIM provides the Company with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. GEIM furnishes the Company and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. GEIM, as administrator, also: (1) maintains the books and records of each Fund; (2) prepares reports to shareholders of each Fund; (3) prepares and files tax returns for each Fund; (4) assists with the preparation and filing of reports and the Company's registration statement with the Securities and Exchange Commission; (5) provides appropriate officers for the Company; (6) provides administrative support necessary for the board of directors of the Company to conduct meetings; and (7) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents, and transfer agents.

Prior to May 1, 1997, Aon Advisors, Inc. ("AAI") served as investment adviser to the Company and each Fund other than Global Income Fund and Value Equity Fund pursuant to a series of investment advisory agreements between the Company and AAI. AAI, a wholly owned subsidiary of Aon Corporation, is located at 123 N. Wacker Drive, Chicago, Illinois 60606. The investment advisory fees under the advisory agreements with GEIM are the same as the fees under the Company's investment advisory agreements with AAI. The SAI contains a further discussion of the Company's investment advisory agreements with AAI and information about AAI.

During the Fund's fiscal year ended December 30, 1996, the total operating expenses incurred by the Funds (including the advisory fees paid to AAI), before reimbursement, represented 0.48% of the average net assets of the S&P 500 Index Fund, 0.67% of the average net assets of the Government Securities Fund, 0.15% of the average net assets of the Money Market Fund, 0.60% of the average net assets of the Total Return Fund, 1.56% of the average net assets of the International Equity Fund, and 1.07% of the Real Estate Securities Fund. During the Fund's fiscal year ended December 30, 1996, AAI reimbursed the Fund for expenses in an amount representing 0.06% of the average net assets of the International Equity Fund.

Investment Sub-Advisers

Prior to May 1, 1997, Perpetual Fund Management, Limited ("Perpetual"), a wholly-owned subsidiary of Perpetual plc, was the investment sub-adviser for the International Equity Fund. It is registered under the Investment Advisers Act of 1940 as an investment adviser and has its principal offices at 48 Hart Street, Henley-on-Thames, Oxfordshire, England RG9 2AZ. In addition to the International Equity Fund, Perpetual provided investment advice and management to pension plans, corporations and other institutional and individual clients.

Seneca, a limited liability company, is the investment sub-adviser for the Real Estate Securities Fund pursuant to an investment sub-advisory agreement effective May 1, 1997. Seneca is located at 909 Montgomery Street, San Francisco, CA 94133. Seneca has three principal stockholders. They are Will K. Weinstein, Gail P. Seneca and Richard D. Little. Seneca is an independent investment adviser that provides investment management services to foundations, endowments, corporations, mutual funds and private clients. Founded in 1989, Seneca currently manages approximately $3.8 billion in equity, fixed-income and real estate assets.

NWQ is the investment sub-adviser to the Value Equity Fund pursuant to an investment sub-advisory agreement with GEIM effective May 1, 1997. NWQ, located at 655 South Hope Street, Los Angeles, CA 90017, is a wholly owned subsidiary of United Asset Management Corporation, a company whose principal business is managing investments for institutional clients through 45 operating subsidiaries and acquiring investment management firms. NWQ is a manager of domestic investment portfolios for individual, union, corporate, endowment and foundation clients with 15 years of experience. It manages approximately $6.5 billion in assets.

GE Investment (US) Limited ("GEIUS") is the investment sub-adviser to the Global Income Fund pursuant to an investment sub-advisory agreement with GEIM effective May 1, 1997. Like GEIM, GEIUS is a wholly owned subsidiary of GEC and is considered under common control with GEIM. GEIUS is located at Sweden House, 20 St. James' Street, London, SW1A 1ES, England and is registered as an investment adviser under the Investment Advisers Act of 1940. Although GEIUS has no prior experience advising a U.S. mutual fund, it currently manages approximately $1.1 billion in assets.

Seneca, NWQ and GEIUS manage the investments of the Real Estate Securities Fund, Value Equity Fund and the Global Income Fund, respectively, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, all three sub-advisers follow GEIM's policy of seeking to obtain the most favorable price and efficient execution available.

For their services, GEIM pays Seneca, NWQ and GEIUS monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GEIM monthly and is based upon the average daily net assets of the Fund that each sub-adviser manages.

Compensation of Advisers

                                                                                    Maximum annual rate
                                   Adviser or         1996 annual rate (as a %       (as a % of average
             Fund                  Sub-Adviser      of average daily net assets)      daily net assets)
         -------------           --------------     ----------------------------   -----------------------

S&P 500 Index                         GEIM                                                   .35


Government Securities                 GEIM                                                   .50
Money Market                          GEIM                                                   .50*
Total Return                          GEIM                                                   .50
International Equity                  GEIM                                                  1.00
Real Estate Securities                GEIM                                                   . 85
Real Estate Securities               Seneca                                                  .425
Value Equity                          GEIM                                                   .65
Value Equity                           NWQ                                                   .4875
Global Income                         GEIM                                                   .60
Global Income                         GEIUS                                                  .05




With respect to each of the Funds other than the S&P 500 Index Fund,Value Equity Fund and Global Income Fund, the fee payable to the Adviser(s) is graduated so that increases in the respective Fund's average annual net assets may result in a lower fee and decreases in a Fund's average annual net assets may increase the fee. The maximum annual rate payable to each Adviser is indicated in the right-hand column.

* The Adviser has voluntarily agreed to waive .25% of the .50% fee so that the fee paid by the Money Market Fund is .25%.

See "Management of the Company" in the SAI for further information.

Portfolio Managers

Eugene K. Bolton, portfolio manager of the S&P 500 Index Fund, is Executive Vice President and a Director of GEIM. Mr. Bolton is responsible for the overall management of the domestic equity related process at GEIM and GEIC He joined GEIM in 1984, prior to which he served for twenty years in various financial management positions in GEC. Mr. Bolton received a B.A. in business and management from Mundelein College.

Jon D. Bosse, portfolio manager of the Value Equity Fund, joined NWQ in 1996. Prior to joining NWQ, he spent ten years with ARCO Investment Management Company where he was Director of Equity Research and managed a value-oriented fund. Previous to this, he spent four years in the corporate finance department of ARCO. Mr. Bosse received his B.A. (summa cum laude) in economics from Washington University in St. Louis were he received the John M. Olin Award for excellence in economics and his M.B.A. from Wharton Business School, University of Pennsylvania. Mr. Bosse is also a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Los Angeles Society of Financial Analysts.

David B. Carlson, portfolio manager of the domestic equity portion of the Total Return Fund, joined GEIM in 1982. Since that time, Mr. Carlson has held a variety of positions with GEIM and currently is a Senior Vice President of GEIM. Mr. received a B.A. in finance from Indiana University and is a Chartered Financial Analyst.

Ralph R. Layman, portfolio manager of the International Equity Fund and the international equity portion of the Total Return Fund, joined GEIM in 1991. Mr. Layman is an Executive Vice President and Director of GEIM and a trustee of the GE Pension Fund. Prior to joining GEIM, he held positions over a twelve-year period with Northern Capital Management, Templeton Management, Wausau Insurance Company and Rockwell International. Mr. Layman received a B.S. in economics and an M.S. in finance from the University of Wisconsin. He is a Chartered Financial Analyst and a founding member of the International Society of Financial Analysts.

Robert A. MacDougall, portfolio manager of the Government Securities Fund and the debt portion of the Total Return Fund, joined GEIM in 1986 and has served in various financial management capacities with GEC since 1973. Mr. MacDougall is Executive Vice President and a Director of GEIM. Mr. MacDougall received a B.A. and an M.B.A. from the University of Massachusetts.

David A. Shapiro, portfolio manager of the Real Estate Securities Fund, joined Seneca as a portfolio manager in 1995. In 1992 Mr. Shapiro became a principal of Asset Holdings Group (he has remained a principal of Asset Holdings Group). From 1982 to 1992, he was a Managing Director of The Adco Group, a real estate development and finance company. Mr. Shapiro received a B.A. from Columbia University and a J.D. from the University of Arizona.

William R. Wright, portfolio manager of the Global Income Fund, joined GEIM in 1993, and assumed responsibility for GEIUS at its inception in 1995. He is also a Vice President of GEIM. Prior to joining GEIUS, Mr. Wright worked for Continental Asset Management Corp. where he was a portfolio manager of its U.K. subsidiary. After serving as a language specialist in the U.S. Army Security Agency, he began his career in 1979 with Coopers & Lybrand, and joined Bankers Trust Company in 1980. Mr. Wright received his B.A. in political science/Asian studies from Wittenberg University and an MBA in finance from New York University. He is a member of the Association for Investment Management and Research and the New York Society of Security Analysts.

                             ADDITIONAL INFORMATION

Capital Stock


The Company is currently issuing eight classes of capital stock with each representing interests in a different Fund. All shares of capital stock (including fractional shares) have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to the Fund in which they represent an interest. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights.


Contract Owner Voting Rights

With regard to matters for which the 1940 Act requires a shareholder vote, Life of Virginia votes Fund shares held in an Account in accordance with instructions received from owners of variable life insurance and variable annuity contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of Funds differ (such as approval of an investment advisory agreement or a change in the fundamental investment policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by the Accounts for which no instructions are received are voted by Life of Virginia for or against any proposition, or in abstention, in the same proportion as the shares for which instructions have been received.

Plan Participant Voting Rights


With regard to matters for which the 1940 Act requires a shareholder vote, trustees of qualified pension and retirement plans are expected to vote Fund shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans if such participants have a voting interest in such plans.


Annual  Reports

The Fund's annual report to shareholders contains additional performance information that will be made available upon request and without charge.

Inquiries


Contract owner and plan participant inquiries should be sent to GE Investments Funds, Inc. 3003 Summer Street, Stamford, Connectict 06905.


Custodian, Transfer and Dividend Paying Agent


Pursuant to a custody agreement with the Company, State Street Bank and Trust Company ("State Street") serves as custodian of the Fund's assets and also performs certain accounting services for the Company. These services include maintaining certain of the Company's books, accounts, journals and other records of original entry and performing certain daily functions related thereto, including calculating each Fund's daily net asset value. The principal office of State Street is 225 Franklin Street, Boston, MA 02110. The Life Insurance Company of Virginia is the Company's transfer and dividend paying agent. It is located at 6610 West Broad Street, Richmond, VA 23230.



Legal Matters


Sutherland, Asbill & Brennan, L.L.P., of Washington, D.C. is Counsel for the Company. There are no material legal proceedings in which the Company is a party.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                           GE INVESTMENTS FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1997


     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement expands upon matters discussed in the prospectus and should, therefore, be read in conjunction with the prospectus. To obtain a copy of a prospectus with the same date as this Statement of Additional Information, send a written request to GE Investments Funds, Inc., 3003 Summer Street, Stamford, Connecticut 06905, or call (203) 326-4040.

                               TABLE OF CONTENTS

                                                             Page
                                                             ----

General Information

  Prior History                                               3
  The Funds                                                   3
  Portfolio Turnover Rate Calculation                         5

Investment Practices and Restrictions                         5

  Investment Practices                                        5
  Investment Restrictions                                    17


Management of the Company                                    19

  Directors and Officers                                     19
  AAI                                                        21
  AAI Investment Advisory Agreement                          21
  AAI Investment Advisory Fee                                22
  AAI Investment Sub-Advisers                                23
  AAI Investment Sub-Advisory Agreements                     23
  AAI Investment Sub-Advisory Fees                           24
  AAI Reimbursement of Excess Operating Expenses             24
  GEIM                                                       25
  GEIM Investment Advisory Agreements                        25
  GEIM Investment Advisory Fees                              26
  GEIM Investment Sub-Advisers                               27
  GEIM Investment Sub-Advisory Agreements                    27
  GEIM Investment Sub-Advisory Fees                          28
  Securities Activities of the Advisers                      28


Portfolio Transactions and Brokerage                         29

Determination of Net Asset Value                             29

Dividends and Distributions                                  31


Redemption of Fund Shares                                    31

Additional Information                                       31

  Life of Virginia                                           31
  Custodian, Dividend and Transfer Agent                     31
  Independent Auditors                                       32
  Legal Counsel                                              32
  Capital Stock                                              32
  Voting Rights                                              32
  Other Information                                          33

Audited Financial Statements                                 33

Appendix A                                                   96

Appendix B                                                   98

                              GENERAL INFORMATION


GE Investments Funds, Inc. (the "Company") is an open-end management investment company incorporated under the laws of the Commonwealth of Virginia on May 14, 1984. The Company consists of eight separate investment portfolios (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. The Company issues a separate class of capital stock for each Fund representing fractional undivided interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro-rata in any losses of that Fund.

Pursuant to investment advisory agreements and subject to the authority of the Company's board of directors, GE Investment Management Incorporated ("GEIM") serves as the Company's investment adviser and administrator and conducts the business and affairs of the Company. GEIM has engaged GMG/Seneca Capital Management, L.L.C. ("Seneca") as the investment sub-adviser to provide day-to-day portfolio management for the Real Estate Securities Fund; has engaged NWQ Investment Management Company ("NWQ") as the investment sub-adviser to provide day-to-day portfolio management to the Value Equity Fund; and engaged GE Investments (US) Limited ("GEIUS") to provide day-to-day portfolio management to the Global Income Fund. (As used herein, "Adviser" shall refer to GEIM and, where applicable, either Seneca, NWQ or GEIUS in their respective roles.)

Prior History

On May 1, 1993, pursuant to shareholder approval obtained on April 20, 1993, the names and the investment objectives, policies and fundamental restrictions of the S&P 500 Index Fund, (prior to that time, the Common Stock Fund), and the Government Securities Fund, (prior to that time, the Bond Fund) were changed. The investment objective of the Common Stock Fund was intermediate and long-term growth of capital, with reasonable income a consideration. The Common Stock Fund sought to achieve this objective by investing principally in common stocks and securities convertible into or with rights to purchase common stocks. The investment objective of the Bond Fund was providing as high a level of income as is consistent with the preservation of capital. It sought to achieve this objective by investing primarily in corporate bonds and government obligations. From May 1, 1993 until April 30, 1997, the S&P 500 Index Fund was called the Common Stock Index Fund. On May 1, 1997, it changed its name (but not its investment objectives) to the S&P 500 Index Fund

The Funds

The S&P 500 Index Fund has the investment objective of providing capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), through investment in common stocks and other investments comprising that index. The S&P 500 Index Fund attempts to achieve its objective by replicating the total return of the S&P 500 Index. To the extent that it can do so consistent with the pursuit of its investment objective, it will attempt to keep transaction costs low and minimize portfolio turnover. Like the S&P 500 Index, the S&P 500 Index Fund will hold both dividend paying and non-dividend paying common stocks comprising the S&P 500 Index. From time to time, adjustments will be made in the S&P 500 Index Fund's holdings due to changes in the composition or weightings of issues comprising the S&P 500 Index. For the year ended December 31, 1996, the portfolio turnover rate for the S&P 500 Fund was 63.06%. For the year ended December 31, 1995, the portfolio turnover rate for the S&P 500 Index Fund was 14.58%.

The Government Securities Fund has the investment objective of seeking high current income and protection of capital through investment in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Government Securities Fund may also invest in U.S. Government debt instruments having maturities of less than one year and in other high quality money market instruments. The Government Securities Fund invests at least 80% of its total assets, valued at the time of purchase, in U.S. Government securities of various maturities. For the year ended December 31, 1996, the portfolio turnover rate for the Government Securities Fund was 322%. For the year ended December 31, 1995, the portfolio turnover rate for the Government Securities Fund was 130.64%.

The Money Market Fund has the investment objective of providing the highest level of current income as is consistent with high liquidity and safety of principal by investing in good quality money market securities. Such securities include U.S. Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the U.S. Government; bank certificates of deposit; commercial paper; bankers' acceptances; and repurchase agreements.

The Total Return Fund has the investment objective of providing the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. It attempts to achieve this objective by investing in common stocks, bonds and money market instruments, the proportion of each being continuously determined by the Adviser. Total return consists of current income, including dividends, interest and discount accruals and capital appreciation. This Fund invests in common stocks and other equity securities or securities convertible into or with rights to purchase common stocks, securities that are permissible investments for the Government Securities Fund and the Money Market Fund. This Fund also invests in corporate debt obligations.

There are no percentage limitations on the types of securities in which the Total Return Fund may invest, so from time to time it may invest entirely in stocks, entirely in bonds, entirely in money market instruments, or in any combination of these types of securities in accordance with the sole discretion of the Adviser and the board of directors of the Company. At least 60% of the value of any bonds held by this Fund will be rated within the four highest grades by a nationally recognized rating service such as Standard and Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The
portfolio turnover rate for the year ended December 31, 1996, was 144.02%. Stocks in the Fund had a turnover ratio of 81.02%. Bonds in the portfolio had a turnover ratio of 385.43%. The portfolio turnover rate for the year ended December 31, 1995, was 105.56%. Stocks in the Fund had a turnover ratio of 154.74%. Bonds in the portfolio had a turnover ratio of 51.62%.

The International Equity Fund has the investment objective of providing long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies that are organized outside of the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") and which the Adviser believes have long-term potential for capital appreciation. The Fund also may invest in securities (1) of companies organized in the United States but having their principal activities and interests outside the United States,
(2) denominated or quoted in foreign currency ("non-dollar securities"), and (3) issued by foreign governments or agencies or instrumentalities of foreign governments (also "foreign issuers"). For the year ended December 31, 1996, the portfolio turnover rate for the International Equity Fund 149.72%. For the fiscal period ended December 31, 1995, the portfolio turnover rate for the International Equity Fund was 58.11% on an annualized basis.

The Real Estate Securities Fund has the investment objective of providing maximum total return through current income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets. The Fund does not invest directly in real estate. For the year ended December 31, 1996, the portfolio turnover rate for the Real Estate Securities Fund was 30.36%. For the fiscal period ended December 31, 1995, the portfolio turnover rate for the Real Estate Securities Fund was 54.43% on an annualized basis.

The Global Income Fund has the investment objective of high total return, emphasizing current income and, to a lesser extent, capital appreciation. The Fund seeks to achieve these objectives by investing primarily in income-bearing debt securities and other income-bearing instruments of U.S. and foreign issuers. Such investments may be denominated or quoted in foreign currencies ("non-dollar instruments") or U.S. dollars. Foreign issuers include: (1) foreign governments, or instrumentalities of foreign governments, (2) international entities (i. e., the World Bank), (3) companies organized outside the U.S. or whose securities are principally traded outside the U.S. and, (4) companies organized in the U.S. but having their principal activities and interests outside the U.S. The anticipated portfolio turnover rate for the Global Income Fund is approximately 250%.

The Value Equity Fund has the investment objective of providing long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in common stock and other equity securities of companies that NWQ believes are undervalued by the market place at the time of purchase and offer the potential for above-average capital appreciation. Other equity securities include preferred stock, securities convertible or exchangeable into common stock, rights and warrants, options on equity securities, and futures contracts on equity indices (and options thereon). The Fund also may invest in undervalued convertible preferred stock and debt securities. The anticipated portfolio turnover rate for the Value Equity Fund is approximately 100%.

Portfolio Turnover Rate Calculation

The turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). For example, a portfolio turnover rate of 100% would mean that all of a Fund's securities (except those excluded from the calculation) were replaced once in a period of one year. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund's shares and by requirements, the satisfaction of which enable the Company to receive certain favorable tax treatment. Because the rate of portfolio turnover is not a limiting factor, however, particular holdings may be sold at any time, if investment judgment or Fund operations make a sale advisable. As a result, the annual portfolio turnover rates in future years may exceed the percentages shown above. Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund.



                      INVESTMENT PRACTICES AND RESTRICTIONS

Investment Practices


The policies by which the Funds will pursue their objectives are generally set forth in the prospectus. This section is intended to augment the explanation found in the prospectus.

When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued basis or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Company will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of that Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will also establish a segregated account with the Company's custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value, marked to market on a daily basis, to commitments for such when-issued or delayed-delivery securities.

Loans of Portfolio Securities. The Funds may from time to time lend securities each Fund holds to brokers, dealers and financial institutions, up to a maximum of 20% of the total value of each Fund's assets. Such loans are secured by collateral in the form of cash or other liquid assets, which at all times while the loan is outstanding, is maintained in an amount at least equal to the current market value of the loaned securities. The Funds continue to receive interest and dividends on the loaned securities during the term of the loans, and, in addition, receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Funds also receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.


The right to terminate a loan of securities, subject to appropriate notice, is given to either party. When a loan is terminated, the borrower returns the loaned securities to the Company. The Company does not have the right to vote securities on loan, but may terminate the loan and regain the right to vote if that were important with respect to the investment.


For tax purposes, the dividends, interest and other distributions which the Company receives on loaned securities may be treated as other than qualified income for the 90% test discussed under "Taxes" in the prospectus. The Company intends to lend portfolio securities only to the extent that this activity does not jeopardize a Fund's status as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loaned securities. The borrower would be liable for the shortage, but a Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, a Fund makes loans of securities only to firms the Adviser (under the supervision of the board of directors) deems creditworthy.

Convertible Securities. The Total Return Fund, International Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund may each invest in one or more types of convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt security. In evaluating a convertible security, an Adviser usually gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which these Funds may invest are subject to the same rating criteria as each portfolio's investment in non convertible debt securities.

Warrants. The International Equity Fund, Total Retun Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund may each invest up to 5% of its total assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


Risks of Foreign Investments. Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") or investments in securities denominated or quoted in foreign currency ("non-dollar securities") involves certain special considerations, including those set forth below, which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities.


Since investments in foreign issuers may involve currencies of foreign countries and since a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs and since a Fund may be subject to currency exposure independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund may endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign investment markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Forward Foreign Currency Exchange Contracts. The Government Securities Fund, International Equity Fund, Total Return Fund and Global Income Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Government Securities Fund, International Equity Fund, Total Return Fund, and Global Income Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when they enter into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when they anticipate the receipt in a foreign currency of dividend or interest payments on such a security which either holds, the Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when an Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of these Funds' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

The International Equity Fund, Total Return Fund, and Global Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. The Funds also may purchase and sell forward contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Funds.

All of the Funds may utilize foreign forward currency exchange contracts to settle non-dollar securities transactions.

The Company's custodian will segregate cash or other liquid assets in an amount equal to the value of a Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into to seek to increase total return. If the value of the securities so segregated declines, additional cash or liquid assets are segregated on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. These segregated securities are marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

While the Government Securities Fund, International Equity Fund, Total Return Fund, and Global Income Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while these Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Writing and Purchasing Currency Call and Put Options. The International Equity Fund and Global Income Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The International Equity Fund and Global Income Fund also may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency if a pattern of correlation exists between the values of the currencies. In addition, these Funds may purchase call options on currency when the Adviser anticipates that the foreign currency will appreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Fund. A call option written by these Funds obligates the Fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by a Fund would obligate the Fund to purchase specified currency from the option holder at a specified price at any time before the expiration date. The writing of currency options involves a risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

The International Equity Fund or Global Income Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." These Funds also are able to enter into closing sale transactions in order to realize gains or minimize losses on options that either purchases.

The International Equity Fund and Global Income Fund normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by either are quoted or denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund ordinarily realizes a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund realizes either no gain or a loss on the purchase of the call option.

The International Equity Fund and Global Income Fund would normally purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

In addition to using options for the hedging purposes described above, the International Equity Fund and Global Income Fund may use options on currency to seek to increase total return. It may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

The International Equity Fund and Global Income Fund normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. They ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Funds realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. It would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise it would realize either no gain or a loss on the purchase of the put option.

Special Risks Associated With Options on Currency. An exchange-traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the International Equity Fund and Global Income Fund generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it is not possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it is not able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.


There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


The International Equity Fund and Global Income Fund may purchase and write over-the-counter options to the extent consistent with their limitations on investments in illiquid investments. See "Investment Restrictions." Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the Funds. See "Investment Practices" in the Prospectus.

Interest Rate and Currency Swaps. The International Equity Fund and Global Income Fund may enter into currency swaps for hedging purposes and to increase total return. The Global Income Fund may enter into interest rate swaps for these purposes. Inasmuch as swaps are entered into for good faith hedging purposes (or are offset by a segregated account as described below), the Company and the Adviser believe that swaps do not constitute senior securities as defined in the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Company's custodian. An amount of cash or liquid assets having an aggregate net asset value at least equal to the entire amount of payment stream payable by the Global Income Fund pursuant to an interest rate swap will be segregated with the Company's custodian. Neither Fund enters into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Company will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the SEC staff takes the position that currency swaps are illiquid investments subject to a Fund's limitation on such investments. See "Investment Practices" in the prospectus.

Options on Securities and Securities Indices. The S&P 500 Index Fund, Government Securities Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of its portfolio securities. All call options written by these Funds are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding. All put options written by these Funds are covered, which means that the Fund has deposited with its custodian cash, or other liquid assets with a value at least equal to the exercise price of the option. Call and put options written by a Fund may also be covered to the extent that the Fund's liabilities under such options are offset by its rights under call or put options purchased by the Fund and call options written by a Fund may also be covered by depositing cash or liquid assets with the Company's custodian in the same manner as written puts are covered.

Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, a Fund receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.

The S&P 500 Index Fund, International Equity Fund, Total Return Fund, Real Estate Securities Fund and Value Equity Fund may each, in accordance with its investment objective and investment program, also write exchange-traded covered call and put options on stock indices. These Funds may write such options for the same purposes as each may engage in such transactions with respect to individual portfolio securities, that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's securities. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will represent a capital gain to the Fund. If the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security at a disadvantageous price, which may only be partially offset by the amount of premium received.

When a Fund writes an option on an index, and the underlying index moves adversely to its position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option, the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its FCM as collateral, cash or other liquid assets equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500 Index, Value Line Index, National OTC Index, Major Market Index, and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available. The five Funds may also purchase put or call options on securities indices in order to (i) hedge against anticipated changes in stock prices that may adversely affect the prices of securities that they intend to purchase at a later date, (ii) hedge their investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a general market advance. In the event that the anticipated changes in stock prices occur, these Funds may be able to offset the resulting adverse effect, in whole or in part, through the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying securities index changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by it, the S&P 500 Index Fund may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

All seven Funds (other than the Money Market Fund) may use options traded on a national securities exchange. Only the Government Securities Fund, Total Return Fund, International Equity Fund, Value Equity Fund and Global Income Fund, however, may use over-the-counter (i.e., unlisted) options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Government Securities Fund and Global Income Fund may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that the Government Securities Fund and Global Income Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Government Securities Fund and Global Income Fund, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." The Company's board of directors has established standards of creditworthiness for these primary dealers.

Financial Futures Contracts. The S&P 500 Index Fund, Government Securities Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund, each in accordance with its investment objective, investment program, policies, and restrictions may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates or overall stock prices, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or government bond markets. Likewise, the International Equity Fund and Global Income Fund may purchase and sell exchange-traded currency futures contracts as a hedge to protect against anticipated adverse changes in currency exchange rates. All seven Funds also may purchase and sell exchange-traded financial futures contracts to earn additional income or otherwise seek to increase total return.


Financial futures contracts consist of interest rate futures contracts, stock index futures contracts and currency futures contracts. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to purchase or sell a specific amount of foreign currency at a future time for a fixed price.


An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts on Government National Mortgage Association ("GNMA") Certificates, long-term U.S. Treasury Bonds, three-month U.S. Treasury Bills, short-term U.S. Treasury Notes, and bank certificates of deposit.

Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts. Each Fund may use those indices which are appropriate to its hedging strategies.

A financial futures contract is an agreement to buy or sell a security or currency (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the CFTC.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund are usually liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equalling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Financial future contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, a Fund will normally close all futures positions by entering into an off-setting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts. The S&P 500 Index Fund, Government Securities Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund may also purchase call and put options on financial futures contracts and write covered call options on financial futures contracts of the type which the particular Fund is authorized to enter into. The S&P Index 500 Fund, Total Return Fund, and Value Equity Fund also may write covered put options on stock index futures contracts. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the same hedging purposes as they may each purchase or sell financial futures contracts or in order to earn additional income or otherwise seek to increase total return.


Options on financial futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.


Unlike entering into a financial futures contract itself, purchasing options on financial futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when the Fund desires maximum flexibility. Whether, in order to achieve a particular objective, the Fund enters into a financial futures contract, on the one hand, or an option contract on a financial futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts. In addition to the risks described in the Prospectus, the use of options and financial futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund's portfolio securities, in many cases, the options or financial futures contracts used may be based on securities or currencies which, or stock indices the components of which, are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contract which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund's securities is particularly relevant to financial futures contracts and options written on stock indices. A Fund in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on stock indices, a Fund could potentially lose a sum equal to the excess of the value of the index (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e. terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Funds' assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Custodian, Dividend and Transfer Agent," in this Statement of Additional Information. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

The success of any Fund in using hedging techniques depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on its ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. In any event, the Adviser will use financial futures contracts, options thereon, and stock index options only when it believes the overall effect is to reduce, rather than increase, the risks to which the Fund is exposed. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Borrowing. From time to time the International Equity Fund may increase its ownership of investments by borrowing from banks on an unsecured basis and investing the borrowed funds, subject to the restrictions stated in the prospectus. The Fund may not borrow more than 10% of the value of its assets for this purpose and may not borrow unless the value of its assets, less its liabilities other than borrowing, is equal to at least 300% of all borrowings, including any additional proposed borrowings. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund must, within three days, reduce its borrowing to the extent necessary to meet the coverage requirement and may have to sell a portion of its investments at an inopportune time. Borrowing for investment increases both investment opportunity and risk. Interest on borrowed money is an expense that the Fund would not otherwise incur, so that it may have little or no net investment income during periods of borrowing. Since substantially all of the Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value tends to increase and decrease more when portfolio investments increase and decrease than would otherwise be the case.

Lower-Rated, Lower Quality Debt Instruments. Up to 30% of the total assets of the Total Return Fund, 35% of the total assets of the Real Estate Securities Fund, 15% of the total assets of the Value Equity Fund and 25% of the total assets of the Global Income Fund may be invested in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). 10% of the total assets of the Global Income Fund may be invested in debt instruments that are unrated or are rated lower than the five highest rating categories. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody's or Standard & Poor's (i.e. investment grade debt instruments), and especially those which are unrated or are rated lower than the four highest categories by such rating organizations may, after purchase by a Fund, have their ratings lowered due to the deterioration of the issuer's financial position.

Risks of Lower-Rated, Lower Quality Debt Instruments. Lower-rated debt securities (i.e. those rated Ba or lower by Moody's or BB or lower by Standard & Poor's) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and the Adviser's success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent the Total Return, Real Estate Securities, Value Equity, or Global Income Funds invest in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds' net asset value. In addition, the Funds may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as a part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund.

The Total Return, Real Estate Securities, Value Equity, or Global Income Funds may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in all lower-rated securities, there is no established retail secondary market for many of these securities, and the Company anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Company to obtain accurate market quotations for purposes of valuing a Fund's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Company's board of directors. This valuation is more difficult and judgement plays a greater role in such valuation when there is less reliable objective data available.

The market for lower-rated securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Real Estate Securities, Value Equity, or Global Income Funds may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Funds also may acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Company has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

Zero Coupon Bonds. The Government Securities Fund, Total Return Fund, Global Income Fund and Value Equity Fund may invest in zero coupon bonds which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying interest. As a result, zero coupon bonds are generally traded at a significant discount from their face value. The discount approximates the present value of interest that the bonds would have accrued and compounded over the period until maturity.

Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferral of interest (and sometimes principal) payments.
Companies that issue zero coupon bonds often do not have the capacity to pay current interest and so are likely to be poorer credit risks than other issuers. In addition, the market prices of zero coupon bonds are likely to be more volatile and to fluctuate to a greater degree in response to interest rates than the market prices of interest-bearing bonds having similar maturities and credit quality. Zero coupon bonds entail the disadvantage that cash cannot be generated from them prior to the maturity or payment date except by liquidating them at a discount. Similarly, if the issuer of a zero coupon bond defaults, the Fund may obtain no return on its investment.

Mortgage-Backed and Asset-Backed Securities. All of the Funds except the S&P 500 Index Fund, may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed or asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.

Because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. Revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

GNMA Certificates. The Government Securities Fund may invest up to 50% of its net assets in GNMA Certificates. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by GNMA, is sold to investors through broker-dealers in the form of certificates representing participations in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called "pass-through" certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

The average life of GNMA Certificates varies with the maturities of the underlying mortgages. The Government Securities Fund may use principal payments it receives to purchase additional GNMA Certificates or other investments. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the GNMA Certificate. Also, the Government Securities Fund may reinvest principal repaid to it in instruments whose yield may be higher or lower than that of the GNMA Certificate had such prepayments not been made.

Investment Restrictions

Fundamental Restrictions. Each class of capital stock of the Company represents interests in a separate Fund of the Company. The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change. Except where otherwise noted, each Fund may not:

1. Issue senior securities except: (a) to the extent that borrowings under paragraph (10) below exceeding 5% may be deemed to be senior securities under the 1940 Act, or (b) in connection with investments of certain Funds in options and futures contracts.

2. As to 75% of its total assets, invest more than 5% of its total assets taken at market value at the time of each investment in the securities (other than United States government or government agency securities) of any one issuer (including repurchase agreements with any one bank). This restriction does not apply to the Global Income Fund.


3. Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer; or (ii) 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies, bank money market instruments or bank repurchase agreements.


4. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction. This restriction does not apply to the Real Estate Securities Fund.

5. Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities including securities secured by a mortgage or a leasehold interest or other interest in real estate. A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

6. Purchase securities which are subject to legal or contractual delays in or restrictions on resale. This restriction does not apply to the International Equity Fund, the Real Estate Securities Fund, Value Equity Fund or Global Income Fund.

7. Purchase any securities on margin except: (a) that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or (b) in connection with investments of Funds in options and futures contracts.

8. Make loans, except as provided in (9) below and except through the purchase of obligations in private placements (the purchase of publicly traded obligations not being considered the making of a loan).

9. Lend its portfolio securities in excess of 20% of its total assets, taken at market value at the time of the loan, and provided that such loan shall be made in accordance with the Fund's guidelines.

10. Borrow amounts in excess of 10% (20% in the case of the S&P 500 Index Fund) of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. The International Equity Fund, however, may borrow amounts up to an additional 10% of its net asset value from banks to increase its holdings of portfolio investments.

11. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in options and futures contracts.


12. Underwrite securities of other issuers except insofar as the Company may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.


13. Invest more than 10% of its net assets (15% for the International Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income
     Fund) in repurchase agreements maturing in more than seven days and other illiquid investments.

     Nonfundamental Restrictions. The Company has also adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the board of directors without shareholder approval. Under these restrictions, each Fund may not:

1. Invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value,would be invested in such securities. This restriction is not applicable to the Total Return Fund, S&P 500 Index Fund, International Equity Fund, Value Equity Fund and Global Income Fund.

2. Purchase securities of other investment companies if, as a result thereof, the Fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Fund's assets would be invested in any one investment company, or more than a total of 10% of the Fund's assets would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and so long as immediately thereafter not more than 10% of such Fund's total assets, taken at market value, would be invested in such securities. These limitations also do not apply to investment by the Funds in shares of GEI Short-Term Investment Fund as permitted by an exemptive order issued by the SEC.

3. Purchase or sell interests in commodities, or commodity contracts, except that certain Funds may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

4. Invest more than 30% (35% for the Real Estate Securities Fund) of its assets, measured at time of purchase, in debt securities (other than U.S. Government securities) that are unrated by Moody's or Standard & Poor's or are rated lower than the four highest rating categories assigned by Moody's or Standard & Poor's.

5. The Money Market Fund may not invest more than 5% of its total assets taken at market value at the time of each investment in the securities (other than United States government or government agency securities) of any one issuer (including repurchase agreements with any one bank).

6. The S&P 500 Index Fund, Total Return Fund, Government Securities Fund, International Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund may not enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

     The directors and officers of the Company and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each director and officer is 3003 Summer Street, Stamford, CT 06905.

Names, Positions, and Addresses of Directors and Officers of the Company Occupation During the Past 5 Years

Michael J. Cosgrove*, Director

     Executive Vice President, Mutual Funds, GEIM and GEIC, since 1993. Executive Vice President and Director of GEIM and Director of GEIC, since 1988. Executive Vice President, Finance and Administration, GEIM and GEIC, 1988-1993. Trustee, GEFunds (registered investment company), since 1992. Trustee, Variable Investment Trust (registered investment company), since 1994. Trustee, GE LifeStyle Funds (registered investment company), since 1996.

John R. Costantino, Director
150 East 58th Street
New York, NY 10055

     Managing Director, Walden Partners, Ltd., since 1992. President, CMG Acquisition Corp., Inc., since 1988. Vice Chairman, Acoustiguide Holdings, Inc., since 1989. President CMG/IKH, Inc., since 1991. Director since 1991:
     Crossland Federal Savings Bank; Brooklyn Bancorp, Inc. 1991 - 1996; IK Holdings, Inc.; I. Kleinfeld & Son, Inc.; and High Performance Appliances, Inc. ("HPA"), Ltd. Director, Lancit Media Productions, Ltd., since 1995. Partner, Costantino Melamede-Greenberg Investment Partners, 1987-1992. Trustee, GE Funds (registered investment company), since 1992. Trustee, Variable Investment Trust (registered investment company), since 1994.
     Trustee, GE LifeStyle Funds (registered investment company), since 1996, Clayton Group, Inc., since 1996.

William J. Lucas, Director
Fairfield University
North Benson Road
Fairfield, CT 06480

     Vice President and Treasurer, Fairfield University, since 1983. Trustee, GE Funds (registered investment company), since 1992. Trustee, Variable Investment Trust (registered investment company), since 1994. Trustee, GE LifeStyle Funds (registered investment company), since 1996.

Robert P. Martin, Jr., Director
115 Granite Avenue
Richmond, VA 23226

     Self-employed investment consultant, since 1985.

J. Clifford Miller, III, Director
372 Lexington Road
Richmond, VA 23226

     Vice President - Investments, Davenport & Co. LLC., since 1992; Self Employed Consultant from 1988 to 1992; Director, Miller Manufacturing Co., Inc., from 1977 to 1990; General Partner, Miller Land Company, 1987 - 1996; Manager, Miller Properties, L.L.C., since, 1996.

Lee A. Putney, Director
4208 Sulgrave Road
Richmond, VA

     Director, Regency Financial Shares, Inc., since 1989 Chairman from 1989 - 1992; Chairman of Board of Directors, Regency Bank, since 1987, Chairman from 1987 - 1992.

J. Garnett Nelson*, Director
Route 1, Box 195
Montpelier, VA  23192

     President, Mid-Atlantic Holdings, L.L.C. since 1995; Senior Vice President 1988-1995 and Director 1989-1995, The Life Insurance Company of Virginia; Director RAC Income Fund, Inc. since 1991; Director, Lawyers Title Corporation, 1991-1996.

Robert P. Quinn, Director
45 Shinnecock Road
Quogue, NY 11959

     Retired, Saloman Brothers, Inc., since 1983. Director, GP Financial Corp., since 1994. Director, The Greenpoint Savings Bank, since 1987. Trustee, GE Funds (registered investment company), since 1992. Trustee, Variable Investment Trust (registered investment company), since 1994. Trustee, GE LifeStyle Funds (registered investment company), since 1996.

Paul E. Rutledge*, President and Director
6610 W. Broad Street
Richmond, VA 23230

     President and Chief Operating Officer of The Life Insurance Company of Virginia since 1992.

Jeffrey A. Groh*, Treasurer

     Treasurer and Controller of GEIM an GEIC since August 1994; prior to August 1994, was a Senior Manager in Investment Company Services Group and certified public account with Price Waterhouse LLP.

Matthew J. Simpson*, Secretary

     Vice President, Associate General Counsel and Assistant Secretary of GEIM and GEIC since October 1992; attorney with the law firm of Baker &McKenzie, April 1991 to October 1992; prior to April 1991 was an attorney with the law firm of Spengler Carlson Gubar Brodsky & Frischling.

----------

* Directors and officers identified with an asterisk are considered "interested persons" of the Company as that term is defined in the 1940 Act because of their employment or other affiliation with Life of Virginia and/or GEIM.

Directors or officers who are interested persons of the Company do not receive any compensation from the Company for their services to the Company. The directors who are not interested persons of the Company receive compensation from the Company at a rate of $2,000 annually, plus $250 per meeting attended. In addition, directors who are not interested persons of the Company are reimbursed for any out-of-pocket expenses incurred in connection with affairs of the Company. During 1996 the Company paid directors' fees of $16,868 to the directors who were not interested persons of the Company.

                         Table Of Directors Compensation

                                               Aggregate Compensation
Name of Director                                  From the Company
----------------                                  ----------------

Mr. W. Chandler                                         $3,250

Mr. J. Leard                                            $3,500

Mr. R. Martin                                           $3,500

Mr. C. Miller                                           $3,500

Mr. G. Nelson                                                0

Mr. J. Palmer                                                0

Mr. L. Putney                                           $3,500

Directors and officers of the Company do not receive any benefits from the Company upon retirement nor does the Company accrue any expenses for pension or retirement benefits. Mr. Chandler, Mr. Leard and Mr. Palmer are no longer directors of the Company. Mr. Cosgrove, Mr. Costantino, Mr. Lucas and Mr. Rutledge became directors in 1997 and therefore received no compensation from the Company in 1996.

AAI

Prior to May 1, 1997 the investment adviser for the Company was Aon Advisors, Inc. ("AAI"), a wholly-owned subsidiary of Aon Corporation ("Aon"). In addition to the Company, AAI provided investment advice and management to pension plans, corporations, and other organizations. Aon, a publicly owned Delaware corporation, is an insurance holding company organization principally engaged through subsidiaries in the insurance and insurance brokerage business.

AAI Investment Advisory Agreement

     The duties and responsibilities of AAI are specified in the Investment Advisory Agreement ("AAI Agreement") between the Company and AAI. The Agreement was first approved for each Fund by the board of directors of the Company (including a majority of directors who are not parties to the Agreement or interested persons, as defined by the 1940 Act, of any such party) at a meeting held for that purpose on January 27, 1993. It was also approved by the shareholders of each Fund at a meeting held on April 20, 1993. Likewise, the board of directors approved substantially identical additional agreements ("AAI Additional Agreements") covering the International Equity Fund and the Real Estate Securities Fund at a meeting held for that purpose on January 25, 1995. The Additional Agreements were approved by the shareholders of these Funds on May 24, 1995. The Agreement and the Additional Agreements were not assignable and could be terminated without penalty upon 60 days written notice at the option of either the Company or AAI or by a vote of shareholders. The Agreement provided that it could be continued for each Fund from year to year so long as such continuance was specifically approved annually (a) by the board of directors of the Company or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the directors who were not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose. Each Additional Agreement provided that it could be continued from year to year so long as such continuance was specifically approved annually (a) by the board of directors of the Company or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the directors who were not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

     AAI (under the supervision of the board of directors) continuously furnished an investment program for the Funds other than the International Equity Fund and the Real Estate Securities Fund, was responsible for the actual manag-ing of the investments of such Funds and had responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, AAI performed research and obtained and evaluated pertinent economic, statistical and financial data relevant to the investment policies of these Funds.

As described below, AAI had engaged Perpetual as the investment sub-adviser to provide day-to-day portfolio management for the International Equity Fund and had engaged Seneca, as the investment sub-adviser to provide day-to-day portfolio management for the Real Estate Securities Fund.

In addition to performing management duties and providing the investment advice described above, AAI was responsible for the administrative services in connection with the management of the Company and the portfolios, including financial reporting.

AAI was responsible for payment of all expenses it incurred in performing the services described. These expenses included costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of AAI connected with investment and economic research, trading and investment management of the Company and the payment of any fees to interested directors of the Company. AAI provided all executive, administrative, clerical and other personnel necessary to operate the Company and paid the salaries and other employment related costs of employing those persons. AAI furnished the Company with office space, facilities and equipment and paid the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment. Legal, accounting and all other expenses incurred in the organization of the Company or of new Funds of the Company, including costs of registering under federal and state securities laws, were also paid by AAI. AAI entered into an indemnity agreement with Life of Virginia, whereby Life of Virginia agreed to reimburse it if certain expenses borne by it during any month exceeded the investment advisory fee paid by the Company during that period.

The Company was responsible for payment of all expenses it incurred in its operation and all of its general administrative expenses except those expressly assumed by AAI as described in the preceding paragraph. These included (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Company, charges of the custodian and transfer agent, if any, cost of auditing services, non-interested directors' fees, legal expenses, state franchise taxes, certain other taxes, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, proxy statements and shareholder reports, the cost of paying dividends and capital gains distributions, capital stock certificates, costs of directors and shareholder meetings, and any extraordinary expenses, including litigation costs in legal actions involving the Company, or costs related to indemnification of directors, officers and employees of the Company. The board of directors of the Company determined the manner in which expenses were allocated among the Funds of the Company.



The Agreement and the Additional Agreements also provided that AAI would not be liable to the Company or to any shareholder or policyowner for any error of judgment or mistake of law or for any loss suffered by the Company or by any shareholder in connection with matters to which the such Agreements or Additional Agreements related, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of AAI in the performance of its duties thereunder.

AAI Investment Advisory Fee


AAI received investment advisory fees as compensation for its services. The fees were accrued by each Fund of the Company daily but paid to AAI monthly. The investment advisory fee for each Fund was based upon the average daily net assets of the Fund (as computed in accordance with the description in the Company prospectus) at the following annual rates:

          S&P 500 Index Fund: .35%

          Government Securities Fund: .50% of the first $100,000,000; .45% of the next $100,000,000; .40% of the next $100,000,000; .35% of the next
          $100,000,000; and .30% of amounts in excess of $400,000,000.

          Money Market Fund: .50% of the first $100,000,000; .45% of the next $100,000,000; .40% of the next $100,000,000; .35% of the next
          $100,000,000; and .30% of amounts in excess of $400,000,000.

          Total Return Fund: .50% of the first $100,000,000; .45% of the next $100,000,000; .40% of the next $100,000,000; .35% of the next
          $100,000,000; and .30% of amounts in excess of $400,000,000.

          International Equity Fund: 1.00% of the first $100,000,000; .95% of the next $100,000,000; and .90% of amounts in excess of $200,000,000.

          Real Estate Securities Fund: .85% of the first $100,000,000; .80% of the next $100,000,000; and .75% of amounts in excess of $200,000,000.


For the fiscal year ended December 31, 1994, the total advisory fee paid was $326,133 of which $51,712 was paid by the S&P 500 Index Fund, $49,571 was paid by the Government Securities Fund, $114,126 was paid by the Money Market Fund, and $110,724 was paid by the Total Return Fund. For the fiscal year ended December 31, 1995, the total advisory fee paid was $834,124 of which $148,409 was paid by the S&P 500 Index Fund, $88,566 was paid by the Government Securities Fund, $201,711 was paid by the Money Market Fund, $250,070 was paid by the Total Return Fund, $79,321 was paid by the International Equity Fund, and $66,047 was paid by the Real Estate Securities Fund.

For the fiscal year ended December 31, 1996, the total advisory fee paid was $1,822,519 of which $336,589 was paid by the S&P 500 Index Fund, $129,056 was paid by the Government Securities Fund, $552,126 was paid by the Money Market Fund, $405,779 was paid by the Total Return Fund, $237,088 was paid by the International Equity Fund, and $161,881 was paid by the Real Estate Securities Fund.

AAI Investment Sub-Advisers

Pursuant to separate sub-advisory agreements described below, AAI had engaged Perpetual as the investment sub-adviser to provide day-to-day portfolio management for the International Equity Fund and had engaged Seneca as the investment sub-adviser to provide day-to-day portfolio management for the Real Estate Securities Fund.

Perpetual, a wholly-owned subsidiary of Perpetual plc, was the investment sub-adviser for the International Equity Fund. It is registered under the Investment Advisers Act of 1940 as an investment adviser and has its principal offices at 48 Hart Street, Henley-on-Thames, Oxfordshire, England RG9 2AZ. In addition to the International Equity Fund, Perpetual provides investment advice and management to pension plans, corporations and other institutional and individual clients. Although Perpetual had no prior experience advising a U.S. mutual fund, it and its affiliates managed over 29 unit trusts (the British term for mutual funds) in the United Kingdom and overseas.

Seneca was (and still is) the investment sub-adviser for the Real Estate Securities Fund. Seneca is at 909 Montgomery Street, San Francisco, CA 94133. Seneca has three principal stockholders. They are Will K. Weinstein, Gail P. Seneca and Richard D. Little. Seneca is an independent investment adviser that provides investment management services to foundations, endowments, corporations, mutual funds and private clients. Founded in 1989, Seneca currently manages approximately $3.8 billion in equity, fixed-income and real estate assets.

AAI Investment Sub-Advisory Agreements

AAI entered into a separate sub-advisory agreement (the "AAI Sub-Advisory Agreements") with Perpetual and with Seneca for the day-to-day portfolio management of the International Equity Fund and the Real Estate Securities Fund. The AAI Sub-Advisory Agreement for the International Equity Fund was approved by the board of directors of the Company (including a majority of directors who are not parties to such Agreement or interested persons, as defined by the 1940 Act, of any such party) at a meeting held for that purpose on January 25, 1995. The AAI Sub-Advisory Agreement for the Real Estate Securities Fund was approved by the board of directors of the Company (including a majority of directors who are not parties to such agreement or interested persons, as defined by the 1940 Act, of any such party) at a meeting held for that purpose on April 24, 1996. The International Equity Fund AAI Sub-Advisory Agreement was also approved by the initial shareholder of that Fund on May 24, 1995. The Real Estate Securities Fund AAI Sub-Advisory Agreement was approved by the shareholders of that Fund on August 20, 1996. The AAISub-Advisory Agreements were not assignable and could each be terminated without penalty upon 60 days written notice at the option of AAI or either Perpetual or Seneca, as the case may be, or by the board of directors of the Company or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. Each AAI Sub-Advisory Agreement provided that it would continue in effect for two years and could thereafter be continued for its Fund from year to year so long as such continuance was specifically approved annually
(a) by the board of directors of the Company or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the directors who were not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

AAI Investment Sub-Advisory Fees

For their services, AAI paid Perpetual and Seneca monthly compensation in the form of an investment sub-advisory fee. The fee was paid by AAI monthly and was based upon the average daily net assets (see "Purchase and Redemption of Fund Shares") of the Fund that each sub-adviser managed, at the following annual rates:

          International Equity Fund: .50% of the first $100,000,000; .475% of the next $100,000,000; and .45% of amounts in excess of $200,000,000.

          Real Estate Securities Fund: .425% of the first $100,000,000; .40% of the next $100,000,000; and .375% of amounts in excess of $200,000,000.

For the fiscal year ended December 31, 1996, AAI paid Perpetual $118,544 and Seneca $80,941 in sub-advisory fees. For the fiscal period ended December 31, 1995, AAI paid Perpetual $39,660 and Seneca $33,023 in sub-advisory fees.

AAI Reimbursement of Excess Operating Expenses


Under the AAI Agreement and the AAI Additional Agreements, any operating expenses allocable to the following Funds of the Company for the 1994, 1995 and 1996 fiscal years that exceeded the amounts indicated below, AAI reimbursed the Company for the excess:

(1) With respect to the Government Securities Fund, the Total Return Fund and the Real Estate Securities Fund, 1.5% of the first $30,000,000 of the average daily net assets of each of those portfolios and 1% of the amount by which the average daily net assets of each of those Funds exceed $30,000,000.


(2) With respect to the Money Market Fund and the S&P 500 Index Fund, 0.75% of the average daily net assets of each of those Funds.


(3) With respect to the International Equity Fund, 1.75% of the first $30,000,000 of the average daily net assets of the portfolio and 1% of the amount by which the average daily net assets of the Fund exceeds $30,000,000.

Effective July 1, 1995, on a voluntary basis, AAI also agreed to reimburse the International Equity and Real Estate Securities Funds annually for expenses in excess of the following amounts: International Equity Fund, 1.50% of the first $30 million of average daily net assets; Real Estate Securities Fund, 1.25% of the first $30 million of average daily net assets. For purposes of this reimbursement formula, "operating expenses" did not include attorneys' fees, court judgements, decrees or awards, or any other litigation costs in legal actions involving the Company, or costs related to indemnification of directors, officers or employees of the Company where such costs were not covered by director and officer liability insurance.

Expenses that were reimbursable as described above, if any, were calculated daily and credited to the Company on a monthly basis.


For the fiscal year ended December 31, 1994, total reimbursements paid to the Company by AAI amounted to $53,529, all of which pertained to the S&P 500 Index Fund. For the fiscal year ended December 31, 1995, total reimbursements paid to the Company amounted to $72,688. Of this amount, $49,516 pertained to the International Equity Fund and $23,172 pertained to the Real Estate Securities Fund. For the fiscal year ended December 31, 1996, total reimbursements paid to the Company by AAI amounted to $14,412 all of which pertained to the International Equity Fund.


GEIM


GE Investment Management Incorporated ("GEIM") serves as the Company's investment adviser and administrator. GEIM is registered as an investment adviser under the Investment Advisers Act of 1940 and is located at 3003 Summer Street, Stamford, Connecticut 06905. GEIM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of General Electric Company ("GEC"). GEIM currently provides investment advisory services with respect to 19 other mutual funds and a number of other private institutional accounts. The professionals responsible for the investment operations of GEIM serve in similar capacities with respect to General Electric Investment Corporation ("GEIC"), a sister company of GEIM wholly owned by GEC, which provides investment advisory services with respect to GEC's pension and benefit plans and a number of funds offered exclusively to GEC employees, retirees and certain related persons. These funds include the Elfun family of Funds (the first of which, Elfun Trusts, was established in 1935) and the funds offered as part of GEC's 401(k) program (also known as the GEC Savings and Security Program), which are referred to as the GE S&S Program Mutual Fund and the GE S&S Long Term Interest Fund. The investment professionals at GEIM and GEIC and their predecessors have managed GEC's pension assets since 1927. As of December 31, 1996, GEIM and GEIC managed assets in excess of $58 billion, including roughly $11 billion in mutual fund assets.

GEIM Investment Advisory Agreements

The duties and responsibilities of GEIM are specified in investment advisory and administration agreements (the "advisory agreements") between GEIM and the Company on behalf of each Fund. Under the advisory agreements, GEIM provides a continuous investment program for each Fund's assets, including investment research and management. GEIM determines what investments are purchased, retained or sold by the Funds and places purchase and sale orders for the Funds investments. GEIM provides the Company with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. GEIM furnishes the Company and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. GEIM, as administrator, also: (1) maintains the books and records of each Fund; (2) prepares reports to shareholders of each Fund; (3) prepares and files tax returns for each Fund; (4) assists with the preparation and filing of reports and the Company's registration statement with the Securities and Exchange Commission; (5) provides appropriate officers for the Company; (6) provides administrative support necessary for the board of directors of the Company to conduct meetings; and (7) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents, and transfer agents.

GEIM is generally responsible for employing sufficient staff and consulting with other persons that it determines to be necessary or useful in the performance of its obligations under the advisory agreements. The advisory agreements obligate GEIM to provide services in accordance with each Fund's investment objectives, policies and restrictions as stated in the Company's current registration statement, as amended from time to time, and to keep the Company informed of developments materially affecting each Fund, including furnishing the Company with whatever information and reports that the board of directors reasonably request.

Other than those expenses expressly assumed by GEIM, as described above, each Fund is responsible under the advisory agreement relating to it for paying all expenses incurred in its operations and all of the Company's general administrative expenses allocated to it. These include, but are not limited to:
(1) share redemption expenses, (2) shareholder servicing costs, (3) expenses of any shareholder servicing plans or distribution plans adopted by the board of directors, (4) custody expenses, (5) transfer agency and recordkeeping expenses,
(6) brokerage fees and commissions, (7) taxes, (8) federal and state registration fees, (9) expenses of preparing, printing and distributing prospectuses to regulators and existing shareholders, (10) expenses of shareholder and board of directors meetings, (11) fees of disinterested directors, (12) expenses of preparing and distributing proxy materials, (13) fees of parties unaffiliated with GEIM for valuing portfolio securities and computing net asset values for Funds, (14) legal fees, (15) auditors fees, (16) insurance premiums, and (17) membership dues in industry associations.

The advisory agreements permit GEIM, subject to the approval of the board of directors and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of GEIM's responsibilities under one or more of the advisory agreements. In this event, GEIM remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement.

The advisory agreements provide that GEIM may render similar advisory and administrative services to other clients so long as the services that it provides under the agreements are not impaired thereby. The advisory agreements also provide that GEIM shall not be liable for any error of judgment or mistake of law or for any loss incurred by a Fund in connection with GEIM's services pursuant to the agreements, except for (1) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the agreements, and (2) to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

Each advisory agreement, other than those for the Value Equity Fund and the Global Income Fund, was approved by the board of directors (including a majority of directors who are not parties to such agreement or interested persons, as defined by the 1940 Act, of any such party) at a meeting held for that purpose on January 29, 1997 and by shareholders at meetings held on April 16, 1997. The advisory agreements for the Value Equity Fund and Global Income Fund were approved by the board of directors (including a majority of directors who are not parties to such agreement or interested persons, as defined by the 1940 Act, of any such party) at a meeting held for that purpose on April 23, 1997 and by the sole initial shareholder of these Funds on April __, 1997. All of the advisory agreements are effective as of May 1, 1997 and continue in effect for their respective Fund for an initial term ending April 30, 1999, and will continue from year to year thereafter, subject to approval annually by (a) the board of directors or a vote of a majority of the outstanding shares of the Company, and (b) the vote of a majority of the independent directors, cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreements are not assignable and each may be terminated without penalty by either the Company or GEIM upon no more than sixty days nor less than thirty days written notice to the other or by the board of directors of the Company or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the applicable Fund.

GEIM Investment Advisory Fees

For its services to each Fund of the Company, GEIM receives a monthly advisory and administrative fee. The fee is deducted daily from the assets of each of the Funds and paid to GEIM monthly. The fees payable to GEIM (which are identical to the fees under the AAI Agreements) are based on the average daily net assets of each Fund at the following annual rates:


          Government  Securities  Fund, Money Market Fund and Total Return Fund:
          .50% of the first $100,000,000; .45% of the next $100,000,000; .40% of the next $100,000,000;  .35% of the next $100,000,000; and .30% of the amounts in excess of $400,000,000;

          International  Equity Fund: 1.00% of the first  $100,000,000;  .95% of
          the  next  $100,000,000;   and  .90%  of  the  amounts  in  excess  of
          $200,000,000;

          Real Estate Securities Fund: .85% of the first  $100,000,000;  .80% of
          the  next  $100,000,000;   and  .75%  of  the  amounts  in  excess  of
          $200,000,000; and

          S&P 500 Index Fund: .35%.

          Value Equity Fund: .65%

          Global Income Fund: .60%



The advisory agreements do not contain any provisions prescribing limits on the operating expenses of the Company or of any Fund.


GEIM Sub-Advisers

As was the case with AAI, GEIM has retained Seneca as sub-adviser for the Real Estate Securities Fund. GEIM also has engaged NWQ as the investment sub-adviser to provide day-to-day portfolio management to the Value Equity Fund and engaged GEIUS to provide day-to-day portfolio management to the Global Income Fund.

NWQ is located at 655 South Hope Street, Los Angeles, CA 90017 and is a wholly owned subsidiary of United Asset Management Corporation, a company whose principal business is managing investments for institutional clients through 45 operating subsidiaries and acquiring investment management firms. NWQ is a manager of domestic investment portfolios for individual, union, corporate, endowment and foundation clients with 15 years of experience. It manages approximately $6.5 billion in assets.

Like GEIM, GEIUS is a wholly owned subsidiary, of GEC and is considered under common control with GEIM. GEIUS is located at Sweden House, 20 Saint James Street, London, SWIIES, England and is registered as an investment adviser under the Investment Advisers Act of 1940. Although GEIUS has no prior experience advising a U.S. mutual fund, it currently manages approximately $1.1 billion in assets.

GEIM Investment Sub-Advisory Agreements

NWQ is the investment sub-adviser to the Value Equity Fund and GEIUS is the investment sub-adviser to the Global Income Fund pursuant to an investment sub-advisory agreements with GEIM effective May 1, 1997. Both investment sub-advisory agreements were approved by the board of directors (including a majority of directors who are not parties to such agreement or interested persons, as defined by the 1940 Act, of any such party) at a meeting held for that purpose on April 23, 1997 and by the respective Funds' sole initial shareholder on April __, 1997.

Seneca is the investment sub-adviser to the Real Estate Securities Fund pursuant to an investment sub-advisory agreements with GEIM effective May 1, 1997. This investment sub-advisory agreement was approved by the board of directors
(including a majority of directors who are not parties to such agreement or interested persons, as defined by the 1940 Act, of any such party) at a meeting held for that purpose on January 29, 1997 and by the Fund's shareholders on April 16, 1997.

The investment sub-advisory agreements are not assignable and each may be terminated without penalty by either the sub-adviser or GEIM upon sixty days written notice to the other or by the board of directors of the Company or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the applicable Fund.

The investment sub-advisory agreements each provide that the subadviser may render similar advisory and administrative services to other clients so long as the services that it provides under the agreements are not impaired thereby. The investment sub-advisory agreements also provide that the sub- adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the applicable Fund or its shareholders or by GEIM in connection with its services pursuant to the agreements, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the agreements.

GEIM Investment Sub-Advisory Fees

For their services, GEIM pays NWQ, Seneca and GEIUS monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GEIM monthly and is a percentage of the average daily net assets of the Fund that each sub-adviser manages, at the following annual rates:

          Real Estate Securities Fund: .425% of the first $100,000,000; .400% of the next $100,000,000; and .375% of amounts in excess of $200,000,000.

          Value Equity Fund: .4875% of the first $50,000,000; .325% of amounts in excess of $50,000,000.

          Global Income Fund: .05%.

Securities Activities of the Advisers

Securities held by the Company may also be held by Life of Virginia, or by separate accounts, mutual funds or pension funds for which GEIM or its affiliate, GEIC, acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Life of Virginia or by GEIM or GEIC or for one or more of their clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of GEIM or GEIC or Life of Virginia arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund, Life of Virginia, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of GEIM or GEIC during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when GEIM (under the supervision of the board of directors) deems the purchase or sale of a security to be in the best interests of the Company as well as other accounts, mutual funds, pension funds or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by GEIM in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Company and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund. Likewise, Seneca, NWQ or GEIUS may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. Like GEIM, Seneca, NWQ and GEIUS allocates the securities purchased or sold, as well as the expenses incurred in the transaction, in the manner that each considers to be most equitable and consistent with its fiduciary obligations to the Company and to such other accounts or companies.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


As described above, GEIM, Seneca, NWQ or GEIUS determines which securities to buy and sell for the Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Debt securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer's margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter.

In placing orders for securities transactions, GEIM's policy (followed by Seneca, NWQ and GEIUS) is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Company's board of directors, may pay higher than the lowest possible commission in order to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

When selecting broker-dealers to execute portfolio transactions, the Adviser considers factors including the rate of commission or size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, the willingness of the broker or dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Adviser. In some cases, the Adviser may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Adviser in providing investment advisory services to the Company. In addition, the Adviser may select broker-dealers to execute portfolio transactions based upon sales by that broker-dealer of Life of Virginia variable life insurance or annuity contracts and may select broker-dealers who are affiliated with the Company or GEIM. However, all such directed brokerage will be subject to GEIM's policy to attempt to obtain the most favorable price and efficient execution possible.

During the year ended December 31, 1996, the Company paid brokerage commissions of $407,581 based on $324,352,452 of transactions. During the year ended December 31, 1995, the Company paid brokerage commissions of $315,311, based on $175,411,650 of transactions. During the year ended December 31, 1994, the Company paid brokerage commissions of $48,969, based on $34,724,499 of transactions.


                        DETERMINATION OF NET ASSET VALUE


The net asset value of each Fund is determined as of the time of the close of trading on the New York Stock Exchange, (currently at 4:00 PM, New York City time) on each day when the New York Stock Exchange is open except as noted below. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of each Fund will not be calculated on the Friday following Thanksgiving or on December 31 when December 31 falls on a weekday. The net asset value of a Fund is determined by adding the values of all securities, cash and other assets (including accrued but uncollected interest and dividends) of that Fund and subtracting all liabilities (including accrued expenses but excluding capital and surplus). The net asset value of a share is determined by dividing the net asset value of a Fund by the number of outstanding shares of that Fund.


Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System. In the absence of any National Market System sales on that day, equity securities are valued at the last reported bid price.

Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. Debt securities traded in both the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that this ordinarily will be the over-the-counter market.

Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U. S. dollar equivalents in order to determine their current value. In addition, because of the need to value foreign securities (other than ADRs) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in foreign securities may not take place contemporaneously with the valuation of such foreign securities in such Funds.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the board of directors of the Company, including valuations provided by a pricing service retained for this purpose.


For Funds other than the Money Market Fund, debt instruments held with a remaining maturity of 60 days or less are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Company's directors believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the board of directors of the Company as in the case of securities having a maturity of more than 60 days.


Exchange listed put options written and options purchased are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.


All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Company's board of directors has determined such a valuation to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

The Company's board of directors has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event that such deviation should exceed one half of one percent, the board of directors will promptly consider initiating corrective action. If the board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity, shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

                           DIVIDENDS AND DISTRIBUTIONS


It is the Company's intention to distribute substantially all the net investment income, if any, of a Fund. For dividend purposes, net investment income of a Fund will consist of all payments of dividends or interest received by that Fund less realized investment losses, if any, and the estimated expenses of that Fund (including fees payable to GEIM). Dividends from net investment income of a Fund, other than the Money Market Fund, will be paid at least annually and are expected to be reinvested in additional full and fractional shares of that Fund. Dividends attributable to the net investment income of the Money Market Fund are declared daily and paid monthly. Shares will begin accruing dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. All net realized investment gains of the Company, if any, are declared and distributed annually after the close of the Company's fiscal year to the shareholders of the Company and are expected to be reinvested in additional full and fractional shares of the Company.

                            REDEMPTION OF FUND SHARES

The Company is required to redeem all full and fractional shares of the Funds for cash. The redemption price is the net asset value per share next determined after the receipt of proper notice of redemption. Payment for redeemed shares will generally occur within seven days of receipt of a proper notice of redemption.


The right to redeem shares or to receive payment with respect to any redemption may be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when such Exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the Securities and Exchange Commission, which makes disposal of a Fund's securities or determination of the net asset value of a Fund not reasonably practicable, and for any other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

                             ADDITIONAL INFORMATION

Life of Virginia


Life of Virginia contributed the initial capital necessary for the Company to commence operations. Life of Virginia is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. Life of Virginia is an indirect, wholly-owned subsidiary of General Electric Capital Corporation. General Electric Capital Corporation is a wholly owned subsidiary of GEC and is a diversified financial services company. Life of Virginia ranks among the 25 largest stock life insurance companies in the United States in terms of assets and business in force. The principal offices of Life of Virginia are at 6610 W. Broad Street, Richmond, Virginia 23230.


Custodian, Dividend and Transfer Agent


State Street Bank and Trust Company ("State Street") is the Company's custodian. State Stree's principal office is located at 225 Franklin Street, MA 02110. Under a custody agreement with the Company, State Street maintains the portfolio securities acquired by the Company, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the Funds of the Company.

State Street may segregate securities of the Funds on which call options are written and cash or liquid assets in amounts sufficient to cover put options written on securities by "tagging" such securities or assets and not permitting them to be sold. Likewise, such segregation may be used in connection with the covering of put and call options written on futures contracts. State Street also will segregate assets of certain of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. These Funds may also be required to post margin deposits with respect to covered call and put options written on stock indices and for this purpose certain assets of the Fund may be segregated pursuant to similar arrangements with the brokers involved. The Life Insurance Company of Virginia is the Company's transfer and dividend paying agent. It is located at 6610 west Broad street, Richmond. VA 23230.

Independent Auditors

KPMG Peat Marwick LLP have been appointed as independent auditors for the Company for the year ending December 31, 1997. Its offices are at 345 Park
Avenue, New York, NY 10154. KPMG Peat Marwick LLP performs an audit of the financial statements of the Company annually.


Legal Counsel

Sutherland, Asbill & Brennan, L.L.P., 1275 Pennsylvania Avenue, NW, Washington, DC 20004-2404, is counsel for the Company.


Capital Stock

The Company was incorporated in the Commonwealth of Virginia on May 14, 1984. The authorized capital stock of the Company consists of 3.75 billion shares of capital stock, par value one cent ($0.01) per share. All of the shares of the authorized capital stock have been divided into and may be issued in a designated class as follows: 250 million shares have been designated as Class A shares, representing interests in the S&P 500 Index Fund; 250 million shares have been designated as Class B shares, representing interests in the Government Securities Fund; 250 million shares have been designated as Class C shares representing interests in the Money Market Fund; 250 million shares have been designated as Class D shares, representing interests in the Total Return Fund; 250 million shares have been designated as Class E shares, representing interests in the International Equity Fund; 250 million shares have been designated as Class F shares, representing interests in the Real Estate Securities Fund; 250 million shares have been designated as Class G shares, reprsenting interests in the Value Equity Fund; and 250 million shares have been designated Class H shares, representing interests in the Global Income Fund. Classes I through O have also been designated with 250 million shares each. These shares, however, do not yet represent interests in any Fund.

Each issued and outstanding share of a class is entitled to participate equally in dividends and distributions declared by the respective class and, upon liquidation or dissolution, in net assets allocated to such class remaining after satisfaction of outstanding liabilities. The shares of each class are fully paid and non-assessable and have no preemptive or conversion rights. As of February 28, 1997, Life of Virginia owned 106,084 Class B shares (having a market value of $1,014,163) representing interests in the Government Securities Fund, 169,837 Class C shares (with a market value of $1,762,912) representing interests in the Money Market Fund, 1,079,404 Class E shares (with a market value of $11,121,858) representing interests in the International Equity Fund and 1,121,858 Class F shares (with a market value of $15,829,412) representing interests in the Real Estate Securities Fund.

Life of Virginia and the Accounts currently are the only shareholders of record. As of February 28, 1997, there were no contract owners who beneficially owned a 5% or greater voting interest in any Fund. As of February 28, 1997, officers and directors of the Company beneficially owned, as owners of variable annuity or variable life insurance contracts, less than 1% of the S&P 500 Index Fund and less than 1% of the Total Return Fund.

Voting Rights

All shares of capital stock have equal voting rights, except that only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners of variable annuity or variable life insurance contracts having voting interests in more than 50% of the shares of the Company voting for the election of directors could elect all of the directors of the Company if they choose to do so, and in such event, contract owners having voting interests in the remaining shares would not be able to elect any directors. Life of Virginia (directly or through the Accounts) currently owns all shares of the Company. Life of Virginia will vote all shares of the Company (or a Fund) as described in the prospectus.

Other Information

This Statement of Additional Information and the prospectus for the Company do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Company has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.


                          AUDITED FINANCIAL STATEMENTS

The financial statements of the Company at December 30, 1996 and December 31, 1995 and for each of the two years in the period ended December 30, 1996, appearing in this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                         Report of Independent Auditors





Board of Directors
Life of Virginia Series Fund, Inc.



We have audited the statements of assets and liabilities, including the portfolio of investments, of Life of Virginia Series Fund, Inc. (comprising, the Common Stock Index, Government Securities, Money Market, Total Return,
International Equity and Real Estate Securities portfolios) as of December 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (Common Stock Index, Government Securities, Money Market, and Total Return portfolios), and for the year ended December 30, 1996 and the period from May 1, 1995 to December 31, 1995 (International Equity and Real Estate Securities portfolios) and the financial highlights for each of the periods since 1992. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Life of Virginia Series Fund, Inc. at December 30, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (Common Stock Index, Government Securities, Money Market, and Total Return portfolios), and for the year ended December 30, 1996 and the period from May 1, 1995 to December 31, 1995 (International Equity and Real Estate Securities portfolios) and the financial highlights for each of the periods since 1992, in conformity with generally accepted accounting principles.







Richmond, Virginia
February 12, 1997

Life of Virginia Series Fund, Inc.

                      Statements of Assets and Liabilities

                                December 30, 1996

                                                Common Stock         Government
                                                    Index            Securities          Money Market         Total Return
                                                  Portfolio           Portfolio            Portfolio            Portfolio
                                                  ---------           ---------            ---------            ---------
Assets
   Investments in securities at fair value:
      Common Stock Index Portfolio
        (cost - $53,358,782)                     $61,425,413
      Government Securities Portfolio
        (cost - $14,863,691)                                         $15,075,683
      Money Market Portfolio
        (cost - $118,855,039)                                                              $118,855,039
      Total Return Portfolio
        (cost - $33,675,800)                                                                                   $38,350,381
      International Equity Portfolio
        (cost - $16,713,518)
      Real Estate Securities Portfolio
        (cost - $19,879,823)
   Foreign currencies at fair value
      (cost - $421,213)                                   --                  --                     --                 --
   Cash                                               22,330              45,265                  5,377             86,972
   Dividends receivable                              141,555                  --                     --             34,174
   Interest receivable                                45,266             218,634                343,364            155,730
   Receivable for securities sold                         --                  --                     --             23,755
   Receivable from investment advisor                     --                  --                     --                 --
   Receivable for futures margin                      38,470                  --                     --                 --
------------------------------------------------------------------------------------------------------------------------------------
                                                  61,673,034          15,339,582            119,203,780         38,651,012
Liabilities
   Payable to security dealers                       239,304                  --                     --             37,620
   Dividends payable                              25,790,709           1,526,214              5,892,059         10,678,677
   Payable to investment advisor                     120,869              41,918                 48,952            120,687
   Short term borrowing                                   --                  --                     --                 --
   Short foreign currencies at fair
      value (cost basis-$1,174,513)                       --                  --                     --                 --
                                                  26,150,882           1,568,132              5,941,011         10,836,984
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                       $35,522,152         $13,771,450           $113,262,769        $27,814,028
====================================================================================================================================
Outstanding shares                             2,345,664.223       1,439,825.001         10,911,220.773      2,184,672.007
====================================================================================================================================
Net asset value per share                             $15.14               $9.56                 $10.38             $12.73
====================================================================================================================================

See accompanying notes.

         International     Real Estate
           Equity          Securities
          Portfolio        Portfolio
-----------------------------------------










         $18,228,175

                          $26,072,218

             414,044               --
                  --           11,313
              72,126          174,803
               7,796               --
           2,781,103               --
               6,844               --
---------------------------------------
          21,510,088       26,258,334

           1,069,216           20,685
           1,104,642        1,643,298
             126,583           61,103
             392,251                --

           1,173,551                --
---------------------------------------
           3,866,243        1,725,086
---------------------------------------
         $17,643,845      $24,533,248
=======================================
       1,629,264.923    1,738,939.711
=======================================
              $10.83           $14.11
=======================================

                       Life of Virginia Series Fund, Inc.

                            Statements of Operations

                                                 Common Stock         Government
                                                     Index            Securities          Money Market         Total Return
                                                   Portfolio           Portfolio           Portfolio            Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                   Year ended          Year ended           Year ended           Year ended
                                                  December 30,        December 30,         December 30,         December 30,
                                                      1996                1996                 1996                 1996
------------------------------------------------------------------------------------------------------------------------------------
Investment Income
   Interest                                   $       264,744      $     1,556,303      $     1,767,717       $   1,586,763
   Dividends                                        2,042,113                   --                   --             701,678
   Less foreign taxes withheld                        (12,626)                  --                   --              (1,539)
   Accretion of discounts on investments                   --               74,348            4,304,951             412,177
------------------------------------------------------------------------------------------------------------------------------------
                                                    2,294,231            1,630,651            6,072,668           2,699,079
Expenses
   Investment advisory fee                            336,589              129,056              552,126             405,779
   Directors' fees                                      2,875                2,875                2,875               2,875
   Accounting fees                                      7,000                7,000                7,000               7,000
   Legal                                                3,020                3,020                3,020               3,020
   Custodian fees                                      90,024               18,626               32,641              44,726
   Insurance fees                                       1,827                1,827                1,827               1,827
   Miscellaneous                                       19,277               11,867               13,538              18,601
------------------------------------------------------------------------------------------------------------------------------------
                                                      460,612              174,271              613,027             483,828
   Less expense reimbursement                             --                    --                   --                  --
   Less expense waiver                                    --                    --             (440,348)                 --
------------------------------------------------------------------------------------------------------------------------------------
                                                      460,612              174,271              172,679             483,828
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               1,833,619            1,456,380            5,899,989           2,215,251
Realized and Unrealized
   Gain (Loss) on Investments
   Net realized gain (loss) on investments         23,983,222               62,255                 (745)          8,450,564
   Change in net unrealized gain (loss)
     on investments                                (3,717,302)          (1,084,049)                  --          (3,141,042)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investments                                20,265,920           (1,021,794)                (745)          5,309,522
------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations        $    22,099,539      $       434,586      $     5,899,244       $   7,524,773
====================================================================================================================================



See accompanying notes.

         International     Real Estate
          Equity            Securities
         Portfolio           Portfolio
-----------------------------------------
        Year ended          Year ended
       December 30,        December 30,
           1996                1996
-----------------------------------------
      $      66,830        $     68,665
            343,893           1,222,336
                --                   --
                --               36,050
----------------------------------------
            410,723           1,327,051

            237,088             161,881
              2,493               2,875
              6,982               7,000
              6,982               3,020
            113,505              17,203
                 --               1,827
              2,993               9,186
----------------------------------------
            370,043             202,992
            (14,412)                 --
                 --                  --
----------------------------------------
            355,631             202,992
----------------------------------------

             55,092           1,124,059




          1,034,935             509,943

            571,033           5,092,453
----------------------------------------

          1,605,968           5,602,396
----------------------------------------
      $   1,661,060        $  6,726,455
========================================

                       Life of Virginia Series Fund, Inc.

                       Statements of Changes in Net Assets

                                                 Common Stock Index Portfolio         Government Securities Portfolio
-------------------------------------------------------------------------------------------------------------------------------

                                                          Year ended                              Year ended
                                                  December 30,      December 31,       December 30,         December 31,
                                                     1996               1995               1996               1995
-------------------------------------------------------------------------------------------------------------------------------
Increase  in Net Assets from Operations
   Net investment income                      $    1,833,619     $     838,464      $     1,456,380    $    1,048,517
   Net realized gain (loss) on investments        23,983,222           435,855               62,255           330,315
   Change in unrealized gain (loss)
      on investments                              (3,717,302)       11,238,587           (1,084,049)        1,399,196
-------------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations         22,099,539        12,512,906              434,586         2,778,028
Distributions to Shareholders from:
   Net investment income                          (1,807,487)         (824,967)          (1,463,959)       (1,046,426)
   Net realized gain on investments              (23,983,222)         (435,855)             (62,255)         (330,315)
   Tax return of capital                                  --                --                   --                --
-------------------------------------------------------------------------------------------------------------------------------
                                                 (25,790,709)       (1,260,822)          (1,526,214)       (1,376,741)
Capital Share Transactions
   Proceeds from sale of shares                   46,416,381        32,495,984            9,778,053        11,410,213
   Net asset value of shares issued
      upon reinvestment of dividends                      --         1,260,822                   --         1,376,741
   Cost of redemption of shares                  (73,219,899)       (2,921,622)         (18,623,156)       (3,078,132)
-------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets
      from capital transactions                  (26,803,518)       30,835,184           (8,845,103)        9,708,822
Increase (decrease) in net assets                (30,494,688)       42,087,268           (9,936,731)       11,110,109
Net assets at beginning of period                 66,016,840        23,929,572           23,708,181        12,598,072
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                   $   35,522,152     $  66,016,840      $    13,771,450    $   23,708,181
-------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income           $       40,636     $      14,504      $           348    $        7,927
===============================================================================================================================

See accompanying notes.



    Money Market Portfolio         Total Return Portfolio       International Equity Portfolio    Real Estate Securities Portfolio
    ----------------------         ----------------------       ------------------------------    --------------------------------

         Year  ended                       Year ended             Year ended      May 1, 1995 to    Year ended      May 1, 1995 to
 December 30,    December 31,     December 30,    December 31     December 30,    December 31,      December 30,     December 31,
     1996            1995            1996            1995             1996            1995             1996             1995
 ------------    ------------    ------------    ------------     ------------    ------------     ------------     ------------
 $  5,899,989    $  2,313,825    $  2,215,251   $  1,712,787      $     55,092    $     35,268     $  1,124,059      $   532,450
         (745)            235       8,450,564      3,340,591         1,034,935        (120,856)         509,943          204,852
           --              --      (3,141,042)     7,153,511           571,033         936,494        5,092,453        1,099,942
 ------------    ------------    ------------    ------------     ------------    ------------     ------------     ------------
    5,899,244       2,314,060       7,524,773     12,206,889         1,661,060         850,906        6,726,455        1,837,244
   (5,892,059)     (2,313,825)     (2,230,657)    (1,716,214)          (69,707)        (35,268)      (1,133,355)        (523,184)
           --            (235)     (8,448,019)    (3,280,876)       (1,034,935)       (247,059)        (509,943)        (204,724)
           --          (1,464)             --             --                --          (4,496)              --               --
 ------------    ------------    ------------    ------------     ------------    ------------     ------------     ------------
   (5,892,059)     (2,315,524)    (10,678,676)    (4,997,090)       (1,104,642)       (286,823)      (1,643,298)        (727,908)
  190,250,466      52,457,301      21,203,447     25,726,933        26,614,888      14,558,413       11,868,291       11,839,141
           --       2,315,524              --      4,997,090                --         286,823               --          727,908
 (140,078,242)    (25,216,740)    (60,742,609)    (2,134,985)      (24,875,243)        (61,537)      (5,847,077)        (247,508)
 ------------    ------------    ------------    ------------     ------------    ------------     ------------     ------------
   50,172,224      29,556,085     (39,539,162)    28,589,038         1,739,645      14,783,699        6,021,214       12,319,541
 ------------    ------------    ------------    ------------     ------------    ------------     ------------     ------------
   50,179,409      29,554,621     (42,693,065)    35,798,837         2,296,063      15,347,782       11,104,371       13,428,877
   63,083,360      33,528,739      70,507,093     34,708,256        15,347,782              --       13,428,877               --
 ------------    ------------    ------------    ------------     ------------    ------------     ------------     ------------
 $113,262,769    $ 63,083,360    $ 27,814,028   $ 70,507,093      $ 17,643,845    $ 15,347,782     $ 24,533,248      $13,428,877
 ============    ============    ============   ============      ============    ============     ============      ===========
 $      7,930              --              --   $     15,108                --              --               --      $     9,266
 ============    ============    ============   ============      ============    ============     ============      ===========

                       Life of Virginia Series Fund, Inc
                            Portfolio of Investments

                                December 30, 1996

                                      Percentage        Principal/
                                     of Net Assets        Shares        Value
                                     -------------        ------        -----

COMMON STOCK INDEX PORTFOLIO

COMMON STOCKS

Aerospace/Defense                        2.17%
    Boeing Co.                                            3,455     $  368,411
    General Dynamics Corp.                                  599         42,080
    Lockheed Martin Corp.                                 1,944        177,390
    McDonnell Douglas Corp                                2,075        135,913
    Northrop Grumman Corp.                                  576         47,160
                                                                     ---------
                                                                       770,954

Airlines                                 0.51%
    AMR Corp. (A)                                           876         78,512
    Delta Air Lines Inc. Del                                784         56,154
    Southwest Airlines Co.                                1,383         30,945
    USAir Group Inc. (A)                                    599         14,376
                                                                     ---------
                                                                       179,987

Aluminum                                 0.61%
    Alcan Alumunium Ltd                                   2,167         73,678
    Alcoa Aluminum Co. Amer                               1,706        107,905
    Reynolds Metals Co.                                     599         34,443
                                                                     ---------
                                                                       216,026

Automobiles                              2.86%
    Chrysler Corp.                                        7,045        238,649
    Ford Motor Co. Del                                   11,436        368,811
    General Motors Corp.                                  7,332        407,843
                                                                     ---------
                                                                     1,015,303

Auto Parts After Market                  0.96%
    Autozone Inc. (A)                                     1,600         41,200
    Cooper Tire & Rubber Co.                                830         16,496
    Dana Corp.                                              968         31,823
    Echlin Inc.                                             599         19,018
    Genuine Parts Co.                                     1,153         52,029
    Goodyear Tire & Rubber Co.                            1,522         78,764
    ITT Industries Inc.                                   1,153         28,393
    Johnson Controls Inc.                                   415         34,860
    Snap-on Tools Inc.                                      599         21,714
    Timken Inc.                                             346         15,873
                                                                     ---------
                                                                       340,170

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued


                                          Percentage      Principal/
                                        of Net Assets       Shares       Value
                                        -------------       ------       -----

COMMON STOCK INDEX PORTFOLIO - Continued

COMMON STOCKS-Continued

Banks                                        4.83%
    Bankamerica Corp.                                       3,504     $  360,912
    Bankers Trust NY Corp.                                    784         68,404
    Chase Manhattan Corp.                                   4,253        391,276
    Citicorp                                                4,657        497,135
    First Chicago NBD Corp.                                 3,039        169,804
    Morgan J. P. & Co. Inc.                                 1,798        179,126
    Republic New York Corp.                                   553         46,936
                                                                       ---------
                                                                       1,713,593

Beverages-Alcoholic                          1.08%
    Adolph Coors Class B nonvoting                            369          7,126
    Anheuser Busch Cos Inc.                                 4,796        197,835
    Brown-Forman Corp. Class B                                646         29,635
    Seagrams Ltd.                                           3,643        149,818
                                                                       ---------
                                                                         384,414

Beverages-Soft Drinks                        4.97%
    Coca-Cola Co.                                          24,193      1,285,253
    Pepsico Inc.                                           15,171        455,130
    Whitman Corp.                                           1,014         23,702
                                                                       ---------
                                                                       1,764,085

Broadcast Media/Cable TV                     0.72%
    Comcast Corp. Class A Spl                               3,228         57,297
    Telecommunications Inc. Ser A                           6,317         82,911
    US West Media Inc (A)                                   6,133        115,760
                                                                       ---------
                                                                         255,968

Broker-Dealers                               0.76%
    Merrill Lynch & Co. Inc.                                1,614        134,567
    Morgan Stanley Group Inc.                               1,476         86,900
    Salomon Inc.                                            1,014         48,419
                                                                       ---------
                                                                         269,886

Building Materials                           0.43%
    Armstrong World Industries                                369         25,830
    Masco Corp.                                             1,568         56,448
    Owens Corning                                             507         21,801
    Sherwin Williams                                          830         47,310
                                                                       ---------
                                                                         151,389

                        Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                      Percentage        Principal/
                                     of Net Assets        Shares        Value
                                     -------------        ------        -----

COMMON STOCK INDEX PORTFOLIO - Continued
COMMON STOCKS-Continued

Business Services                        0.63%
    Block H & R Inc.                                      1,014     $   30,040
    CUC International Inc. (A)                            3,797         91,128
    Interpublic Group Cos. Inc.                             784         37,730
    Service Corp. International                           2,259         63,817
                                                                     ---------
                                                                       222,715

Chemicals                                3.05%
    Dow Chemical Co.                                      2,352        186,690
    Du Pont E I De Nemours & Co.                          5,441        520,976
    Hercules Inc.                                         1,026         44,503
    Monsanto Co.                                          5,672        226,171
    Rohm & Haas Co.                                         646         52,165
    Union Carbide Corp.                                   1,245         51,201
                                                                     ---------
                                                                     1,081,706

Chemicals Specialty                      1.28%
    Air Products and Chemicals Inc.                       1,061         74,005
    Avery Dennison Corp.                                  1,014         36,377
    Eastman Chemical Co.                                    738         41,236
    Engelhard Corp.                                       1,406         27,241
    Goodrich B F Co.                                        507         20,597
    Grace W R & Co.                                         876         45,333
    Great Lakes Chemical Corp.                              599         28,003
    Morton International Inc. Ind.                        1,383         57,049
    Nalco Chemical Co.                                      646         23,902
    Praxair Inc.                                          1,522         71,154
    Sigma-Aldrich Corp.                                     484         29,524
                                                                     ---------
                                                                       454,421

Coal                                     0.08%
    Cyprus Amax Minerals Co.                                922         22,013
    Eastern Enterprises                                     208          7,384
                                                                     ---------
                                                                        29,397

Commercial Services                      0.83%
    Alco Standard Corp.                                   1,245       $ 63,495
    Cognizant Corp. (A)                                   1,660         54,573
    Deluxe Corp.                                            784         25,578
    Donnelley R R & Sons Co.                              1,476         46,863
    Dun & Bradstreet Corp.                                1,660         40,670
    Ecolab Inc.                                             599         22,762
    Harland John H Co.                                      300          9,825
    Ryder Systems Inc.                                      784         22,344
    Safety Kleen Corp.                                      553          9,263
                                                                     ---------
                                                                       295,373

                        Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                      Percentage        Principal/
                                     of Net Assets        Shares        Value
                                     -------------        ------        -----

COMMON STOCK INDEX PORTFOLIO - Continued
COMMON STOCKS-Continued

Communication Equipment - Manufacturing   4.60%
    Andrew Corp. (A)                                        619       $   33,426
    AT&T Corp.                                           15,770          693,880
    Bay Networks Inc. (A)                                 1,798           37,983
    Cabletron System Inc. (A)                             1,476           50,553
    Cisco Systems Inc. (A)                                6,271          406,831
    General Instrument Corp. (A)                          1,337           29,247
    Harris Corp Del                                         369           25,369
    Motorola Inc.                                         5,718          353,801
                                                                       ---------
                                                                       1,631,090

Computer Software & Services              4.94%
    Autodesk Inc.                                           484           13,794
    Automatic Data Processing Inc.                        2,813          124,124
    Ceridian Corp. (A)                                      646           26,244
    Computer Assoc Int'l. Inc.                            3,504          174,324
    Computer Sciences Corp. (A)                             761           62,687
    EMC Corp (A)                                          2,259           75,394
    Microsoft Corp. (A)                                  11,620          970,270
    Novell Inc. (A)                                       3,412           32,520
    Oracle Corp. (A)                                      6,306          262,881
    Shared Medical System Corp.                             219           10,758
                                                                       ---------
                                                                       1,752,996

Computer Systems                          5.82%
    3 Com Corp (A)                                        1,614          121,252
    Amdahl Corp.                                          1,153           14,557
    Apple Computer Inc.                                   1,199           26,078
    Compaq Computer Corp (A)                              2,628          193,815
    Data Gen. Corp. (A)                                     369            5,581
    Dell Computer Corp.                                   1,752           91,542
    Digital Equipment Corp. (A)                           1,522           55,173
    Hewlett Packard Co.                                   9,914          511,810
    IBM Corp.                                             5,118          786,253
    Seagate Technology (A)                                2,429           96,553
    Silicon Graphics (A)                                  1,660           42,330
    Sun Microsystems Inc.                                 3,596           93,946
    Tandem Computers (A)                                  1,153           15,710
    Unisys Corp (A)                                       1,660           11,413
                                                                       ---------
                                                                       2,066,013

Conglomerates                             5.56%
    General Electric Co.                                 16,001        1,626,102
    Textron Inc.                                            784           73,794
    Unilever NV New York Shares                           1,568          274,596
                                                                       ---------
                                                                       1,974,492

                        Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                        Percentage       Principal/
                                       of Net Assets       Shares       Value
                                       -------------       ------       -----

COMMON STOCK INDEX PORTFOLIO - Continued
COMMON STOCKS-Continued

Containers-Metal & Glass                    0.39%
    Ball Corp.                                              277     $    7,202
    Bemis Inc.                                              507         18,759
    Crown Cork & Seal Inc.                                 1245         68,475
    Stone Container Corp.                                   968         14,641
    Temple Inland Inc.                                      553         30,000
                                                                     ---------
                                                                       139,077

Cosmetics                                   1.52%
    Alberto Culver Co. Class B                              300         14,550
    Avon Products Inc.                                    1,291         74,717
    Gillette Co.                                          5,288        400,566
    International Flavors & Fragrances Inc.               1,061         48,541
                                                                     ---------
                                                                       538,374

Drugs                                      11.52%
    American Home Products Corp.                          6,133        366,447
    Bristol Myers Squibb Co.                              4,842        536,252
    Johnson & Johnson                                    12,911        660,075
    Eli Lilly & Co.                                       5,303        397,725
    Merck & Co. Inc.                                     11,758        953,868
    Pfizer Inc.                                           6,225        529,903
    Pharmacia/Upjohn Inc.                                 4,929        199,625
    Schering Plough Corp.                                 3,597        240,549
    Warner Lambert Co.                                    2,628        203,342
                                                                     ---------
                                                                     4,087,786

Electric Companies                          4.43%
    American Electric Power Inc.                          1,798         75,067
    Baltimore Gas & Electric Co.                          1,429         38,762
    Carolina Power & Light Co.                            1,476         54,428
    Central & Southwest Corp.                             2,029         52,500
    Cinergy Corp.                                         1,526         51,312
    Consolidated Edison Co. NY Inc.                       2,259         66,076
    Dominion Resources                                    1,706         66,108
    DTE Energy Co.                                        1,383         45,293
    Duke Power Co.                                        1,983         92,210
    Edison International                                  4,242         85,370
    Entergy Corp. New                                     2,213         62,241
    FPL Group Inc.                                        1,752         80,811
    General Public Utilities                              1,153         38,914
    Houston Industries Inc.                               2,300         52,325
    Niagara Mohawk Power Corp.                            1,383         13,830
    Northern States Power Co.                               646         30,443
    Ohio Edison Co.                                       1,476         33,764
    PP&L Resources Inc.                                   1,568         36,456

                        Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                        Percentage       Principal/
                                       of Net Assets       Shares       Value
                                       -------------       ------       -----

COMMON STOCK INDEX PORTFOLIO - Continued
COMMON STOCKS-Continued

Electric Companies - continued
    Pacific Gas & Electric Co.                            4,012      $   85,255
    Pacificorp                                            2,859          59,324
    Peco Energy                                           2,167          54,446
    Public Service Enterprise Group                       2,352          65,268
    Southern Company                                      6,502         148,733
    Texas Utilities Co.                                   2,167          88,847
    Unicom Corp.                                          2,075          57,841
    Union Electric Co.                                      968          37,631
                                                                      ---------
                                                                      1,573,255

Electrical Equipment                     1.58%
    AMP Inc.                                              2,104          81,793
    Emerson Electric Co.                                  2,167         213,720
    Grainger W W Inc.                                       530          42,864
    Honeywell Inc.                                        1,245          85,438
    Thomas & Betts Corp.                                    369          16,421
    Westinghouse Electric Corp.                           6,058         119,646
                                                                      ---------
                                                                        559,882

Electronics-Semiconductor                3.63%
    Advanced Micro Devices Inc. (A)                       1,291          33,243
    Applied Materials                                     1,752          62,634
    Intel Corp.                                           7,977       1,062,935
    "LSI Logic, Inc. (A)"                                 1,245          34,082
    Micron Technology Inc.                                2,029          60,870
    National  Semi-Conductor  Co. (A)                     1,337          32,924
                                                                      ---------
                                                                      1,286,688

Engineering and Construction             0.19%
    Fluor Corp.                                             830          52,290
    Foster Wheeler Corp.                                    415          15,770
                                                                      ---------
                                                                         68,060

Entertainment                            3.11%
    Disney Walt Holding Co.                               6,554         458,780
    Eastman Kodak Co.                                     3,274         269,696
    Fleetwood Enterprises                                   323           8,963
    King World Products Inc. (A)                            369          13,791
    Polaroid Corp.                                          484          21,417
    Time Warner Inc.                                      5,533         206,104
    Viacom Inc. Class B (A)                               3,459         123,645
                                                                      ---------
                                                                      1,102,396

Life of Virginia Series Fund, Inc
Portfolio of Investments - continued
                                        Percentage       Principal/
                                       of Net Assets       Shares       Value
                                       -------------       ------       -----

COMMON STOCK INDEX PORTFOLIO - Continued
COMMON STOCKS-Continued

Financial Services Miscellaneous             4.89%
    American Express Co.                                    4,611     $  264,556
    Beneficial Corp.                                          507         32,955
    Dean Witter Discover & Co.                              1,568        106,036
    Federal Home Loan Mortgage                              1,752        199,509
    Federal National Mortgage Assoc.                       10,560        417,120
    First Data Corp.                                        4,334        162,525
    Green Tree Financial                                    1,337         51,809
    Household International Inc.                              922         84,824
    ITT Corp (A)                                            1,153         50,156
    Marsh & McLennan Cos. Inc.                                692         72,833
    Travelers                                               6,209        294,151
                                                                       ---------
                                                                       1,736,474

Food-Grain & Agricultural                    0.52%
    Archer Daniels Midland Co.                              4,818        109,007
    Ralson Purina Group                                     1,014         75,036
                                                                       ---------
                                                                         184,043

Food Processing                              3.20%
    Campbell Soup Co.                                       2,213        180,913
    Conagra Inc.                                            2,352        119,952
    CPC International Inc.                                  1,383        108,393
    General Mills Inc.                                      1,522         99,501
    Heinz H J Co.                                           3,620        133,488
    Hershey Foods Corp.                                     1,476         66,236
    Kellogg Corp.                                           2,029        136,197
    Quaker Oats Co.                                         1,291         49,865
    Sara Lee Corp.                                          4,703        179,302
    Wrigley Wm Jr. Co.                                      1,107         63,376
                                                                       ---------
                                                                       1,137,223

Gaming/Hotel                                 0.06%
    Harrahs Entertainment Inc. (A)                          1,014         20,153
                                                                       ---------
                                                                          20,153

Gold                                         0.71%
    Barrick Gold Corp.                                      3,458         99,850
    Battle Mountain gold Co.                                2,167         15,440
    Homestake Mining Co.                                    1,429         20,363
    Newmont Mining corp.                                      968         43,802
    Placer Dome Inc.                                        2,306         52,173
    Santa Fe Pacific Gold Corp.                             1,279         19,506
                                                                       ---------
                                                                         251,134

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                        Percentage       Principal/
                                       of Net Assets       Shares        Value
                                       -------------       ------        -----

COMMON STOCK INDEX PORTFOLIO - Continued
COMMON STOCKS-Continued

Healthcare-Miscellaneous                    1.27%
    Beverly Enterprises (A)                                  968      $   12,342
    Columbia/HCA Healthcare                                6,502         264,975
    Humana Inc. (A)                                        1,568          29,792
    Manor Care Inc.                                          599          15,874
    Tenet Healthcare Corp (A)                              2,075          45,391
    United Healthcare Corp.                                1,798          81,135
                                                                       ---------
                                                                         449,509

Homebuilding                                0.06%
    Centex Corp.                                             277          10,388
    Kaufman & Broad Home Corp.                               369           4,751
    Pulte Corporation                                        231           7,132
                                                                       ---------
                                                                          22,271

Hotels - Motels                             0.56%
    HFS Inc. (A)                                           1,199          68,793
    Hilton Hotels Corp.                                    2,398          62,648
    Marriott International Inc.                            1,245          68,786
                                                                       ---------
                                                                         200,227

Household Furnishings                       0.22%
    Black & Decker Corp.                                     830          25,211
    Maytag Corp.                                             968          19,602
    Whirlpool Corp.                                          738          34,594
                                                                       ---------
                                                                          79,407

Household Products                          3.74%
    Clorox Co.                                               507          51,777
    Colgate Palmolive Co.                                  1,429         133,254
    James River Corp. VA                                     830          28,116
    Kimberly Clark Corp.                                   2,738         266,271
    Newell Co.                                             1,545          50,019
    Procter & Gamble Co.                                   6,640         726,250
    Rubbermaid Inc.                                        1,429          32,867
    Springs Industries Inc. Class A                          173           7,504
    Tupperware Corp.                                         599          32,571
                                                                       ---------
                                                                       1,328,629

Human Biotechnology                         0.56%
    Amgen Inc. (A)                                         2,582         142,333
    Pioneer  Hi Bred International                           784          56,546
                                                                       ---------
                                                                         198,879

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                        Percentage       Principal/
                                       of Net Assets       Shares        Value
                                       -------------       ------        -----

COMMON STOCK INDEX PORTFOLIO - Continued
COMMON STOCKS-Continued

Industrial                                 2.42%
    Allied Signal Inc.                                     2,721      $  189,110
    Briggs & Stratton Corp.                                  300          13,200
    Cooper Industries Inc.                                 1,061          44,429
    Crane Co.                                                450          13,163
    Dover Corp.                                            1,107          55,904
    FMC Corp (A)                                             369          26,199
    Illinois Tool Works Inc.                               1,199          97,269
    Ingersoll Rand Co.                                     1,061          48,010
    National Services Industries Inc.                        461          17,518
    Parker Hannifin Corp.                                    738          28,598
    PPG Industries Inc.                                    1,798         102,711
    Raychem Corp.                                            415          33,563
    Stanley Works                                            876          24,966
    Tenneco Inc.                                           1,660          76,983
    Trinova Corp.                                            300          10,875
    Tyco International Ltd.                                1,476          77,859
                                                                       ---------
                                                                         860,357

Industrial Technology                      0.20%
    General Signal Corp.                                     461          20,054
    Intergraph Corp.                                         461           4,898
    Millipore Corp                                           438          18,122
    Pall Corp.                                             1,107          28,505
                                                                       ---------
                                                                          71,579

Insurance-Life                             0.75%
    American General Corp.                                 1,983          81,303
    Jefferson Pilot Corp.                                    680          39,695
    Providian Corp.                                          922          47,598
    Torchmark Corp.                                          692          35,552
    UNUM Corp.                                               692          50,257
    US Life Corp.                                            328          10,742
                                                                       ---------
                                                                         265,147

Insurance - Multi Line                     1.35%
    Aetna Inc.                                             1,453         118,601
    Alexander and Alexander Services Inc.                    415           7,211
    AON Corp.                                              1,061          66,976
    Cigna Corp.                                              738         101,752
    ITT Hartford Group Inc.                                1,153          79,845
    Lincoln National Corp. Industries                      1,014          53,362
    Transamerica Corp.                                       646          52,003
                                                                       ---------
                                                                         479,750

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                        Percentage       Principal/
                                       of Net Assets       Shares       Value
                                       -------------       ------       -----

COMMON STOCK INDEX PORTFOLIO - Continued
COMMON STOCKS-Continued

Insurance - Property                       3.49%
    Allstate                                               4,288      $  254,064
    American International Group Inc.                      4,565         503,862
    Chubb Corp.                                            1,706          94,257
    General RE Corp.                                         738         117,711
    Loews Corp.                                            1,107         105,442
    MGIC Investment Corp MS                                  553          42,719
    Safeco Corp. (A)                                       1,199          48,408
    St. Paul Companies Inc.                                  830          49,178
    U S F & G Corp.                                        1,153          24,357
                                                                       ---------
                                                                       1,239,998

Leisure/Entertainment                      0.07%
    Brunswick  Corp.                                         968          23,474
                                                                       ---------
                                                                          23,474


Machine Tools                              0.03%
    Cincinnati Milacron Inc.                                 369           8,026
    Giddings & Lewis Inc                                     323           4,199
                                                                       ---------
                                                                          12,225

Machinery-Diversified                      1.04%
    CASE Corp.                                               692          38,147
    Caterpillar Inc. DEL                                   1,844         140,144
    Deere & Co.                                            2,490         103,335
    Harnischfeger Ind. Inc.                                  484          23,716
    NACCO Ind. Inc. Class A                                   81           4,364
    Thermo Electron Corp (A)                               1,600          60,800
                                                                       ---------
                                                                         370,506

Major Banks - Regional                     7.94%
    Banc One Corp                                          4,192         187,592
    Bank of Boston Corp.                                   1,476          99,077
    Bank of New York Inc.                                  3,735         132,126
    Barnett Banks Inc.                                     1,844          78,140
    Boatmens Bancshares                                    1,522         100,262
    Comerica Inc.                                          1,107          60,332
    Corestates Financial Corp.                             2,167         115,393
    Fifth Third Bancorp                                    1,014          65,910
    First Bank System                                      1,383          98,193
    First Union Corp.                                      2,668         204,769
    Fleet Financial Group New                              2,549         132,229
    Keycorp New                                            2,213         115,353
    MBNA Corp                                              2,167          92,639
    MBIA Inc.                                                415          42,693

                        Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                        Percentage       Principal/
                                       of Net Assets       Shares       Value
                                       -------------       ------       -----

COMMON STOCK INDEX PORTFOLIO - Continued
COMMON STOCKS-Continued

Major Banks - Regional -- continued
    Mellon Bank Corp.                                      1,245      $   91,974
    National City                                          2,167         100,495
    Nationsbank Corp.                                      2,813         284,113
    Norwest Corp.                                          3,597         162,764
    PNC Bank Corp                                          3,320         127,820
    Suntrust Banks Inc.                                    2,167         111,330
    US Bancorp                                             1,476          69,003
    Wachovia Corp.                                         1,614          94,419
    Wells Fargo & Corp                                       907         250,786
                                                                       ---------
                                                                       2,817,412

Medical Products                           2.96%
    Abbott Labs                                            7,562         395,115
    Allergan Inc.                                            646          22,852
    Alza Corp (A)                                            830          21,373
    Bard CR Inc.                                             553          15,761
    Bausch & Lomb Inc.                                       553          19,701
    Baxter International Inc.                              2,628         109,719
    Becton Dickinson & Co.                                 1,199          52,906
    Biomet Inc.                                            1,107          16,743
    Boston Scientific Corp (A)                             1,706         104,066
    Guidant Corp.                                            784          44,590
    Mallinckrodt Inc.                                        738          32,841
    Medtronic Inc.                                         2,306         157,961
    St. Jude Medical Inc. (A)                                772          32,135
    US Surgical Corp                                         599          23,810
                                                                       ---------
                                                                       1,049,573

Metal - Miscellaneous                      0.59%
    Allegheny Teledyne Inc.                                1,643          37,789
    Asarco Inc.                                              438          10,895
    Echo Bay Mines Ltd.                                    1,337           8,691
    Freeport - McMoran
     Copper & Gold Class B                                 1,891          57,203
    INCO Ltd.                                              1,614          52,052
    Phelps Dodge Corp                                        646          44,170
                                                                       ---------
                                                                         210,800

Natural Gas                                0.49%
    Columbia Gas System Inc.                                 576          37,080
    Consolidated National Gas Co.                            922          52,324
    Nicor Inc.                                               507          18,506
    Noram Energy Corp.                                     1,337          20,556
    Oneok Inc.                                               300           8,888
    Pacific Enterprises                                      830          25,315
    Peoples Energy Corp.                                     346          11,851
                                                                       ---------
                                                                         174,520

                        Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                        Percentage       Principal/
                                       of Net Assets       Shares       Value
                                       -------------       ------       -----

COMMON STOCK INDEX PORTFOLIO - Continued
COMMON STOCKS-Continued

Natural Gas-Transporters                   0.47%
    Panenergy Corp.                                        1,476      $   66,420
    Sonat Inc.                                               830          43,575
    Williams Companies                                     1,014          57,418
                                                                       ---------
                                                                         167,413

Office Equipment & Supplies                0.75%
    Moore Corp Ltd.                                          968          20,570
    "Pitney Bowes, Inc."                                   1,429          80,739
    Xerox Corp.                                            3,136         165,424
                                                                       ---------
                                                                         266,733

Oil & Gas Services                         0.72%
    Coastal Corp.                                          1,014          50,827
    Enron Corp.                                            2,444         106,009
    Enserch Corp.                                            646          14,939
    Santa Fe Energy Resources                                876          12,593
    Union Pacific Resource Group Inc.                      2,407          70,718
                                                                       ---------
                                                                         255,086

Oil-Integrated Domestic                    2.36%
    Amerada Hess Corp                                        922          54,168
    Ashland Oil Inc. (A)                                     646          28,263
    Atlantic Richfield Co.                                 1,568         214,228
    Burlington Resources Inc.                              1,199          62,048
    Kerr McGee Corp.                                         484          35,514
    Louisiana Land & Expl. Co.                               311          17,066
    Occidental Pete Corp.                                  3,136          74,480
    Oryx Energy Company (A)                                1,014          25,730
    Pennzoil Co.                                             461          26,680
    Phillips Petroleum Co.                                 2,536         115,388
    Sun Company Inc.                                         738          17,989
    Unocal Corp.                                           2,398         100,117
    USX Marathon Group                                     2,767          67,446
                                                                       ---------
                                                                         839,117

Oil-Integrated International              10.24%
    Amoco Corp.                                            4,796         395,670
    Chevron Corporation                                    6,317         420,081
    Exxon Corp.                                           12,035       1,195,978
    Mobil Corp.                                            3,827         472,635
    Royal Dutch Petro Corp                                 5,211         896,943
    Texaco Inc.                                            2,536         250,747
                                                                       ---------
                                                                       3,632,054

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                          Percentage      Principal/
                                         of Net Assets      Shares       Value
                                         -------------      ------       -----

COMMON STOCK INDEX PORTFOLIO - Continued
COMMON STOCKS-Continued

Oil Well Services & Equipment               1.39%
    Baker Hughes Inc.                                       1,383     $   48,924
    Dresser Industries Inc.                                 1,752         55,188
    Hilliburton Co.                                         1,107         69,049
    Helmerich & Payne Inc.                                    242         12,856
    McDermott International Inc.                              507          8,556
    Rowan Companies Inc (A)                                   830         19,609
    Schlumberger Ltd.                                       2,352        241,080
    Western Atlas Inc. (A)                                    507         36,504
                                                                       ---------
                                                                         491,766

Paper & Forest Products                     1.39%
    Boise Cascade Corp.                                       461         14,694
    Champion International Corp.                              922         40,222
    Georgia Pacific  Corp.                                    876         63,401
    International Paper Co.                                 2,910        118,583
    Louisiana Pacific Corp.                                 1,061         23,077
    Mead Corp.                                                507         29,850
    Potlatch Corp.                                            300         13,125
    Union Camp Corp.                                          646         31,412
    Westvaco Corp.                                            991         28,739
    Weyerhaeuser Co.                                        1,937         92,492
    Williamette Ind. Inc.                                     553         38,848
                                                                       ---------
                                                                         494,443

Pollution Control                           0.70%
    Browning-Ferris Industries Inc.                         2,075         54,728
    Laidlaw Inc. Class B Nonvoting                          3,043         35,755
    WMX Technologies Inc.                                   4,750        158,531
                                                                       ---------
                                                                         249,014

Publishing                                  1.11%
    American Greeting Corp. Class A                           738         21,125
    Dow Jones & Co. Inc.                                      922         31,924
    Gannett Inc.                                            1,406        106,505
    Knight Ridder Inc.                                        922         36,534
    McGraw Hill Companies Inc.                                968         45,012
    Meredith Corp.                                            277         14,612
    New York Times Class A                                    968         37,389
    Times Mirror Co. Class A                                1,014         53,615
    Tribune Co.                                               599         47,770
                                                                       ---------
                                                                         394,486

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                          Percentage       Principal/
                                         of Net Assets       Shares       Value
                                         -------------       ------       -----

COMMON STOCK INDEX PORTFOLIO - Continued
COMMON STOCKS-Continued

Railroads                                    1.54%
    Burlington Northern / Santa Fe Corp                     1,477     $  129,607
    Conrail Inc.                                              784         78,204
    CSX Corp.                                               2,029         86,740
    Norfolk Southern Corp.                                  1,199        107,460
    Union Pacific Corp.                                     2,352        144,354
                                                                       ---------
                                                                         546,365

Restaurants                                  1.16%
    Darden Restaurants                                      1,522         13,508
    McDonald's Corp.                                        6,778        312,635
    SYSCO Corp                                              1,752         59,568
    Wendys International Inc.                               1,245         264,56
                                                                       ---------
                                                                         412,167

Retail - Apparel                             0.83%
    Charming Shoppes (A)                                    1,014         $5,070
    CVS Corp                                                1,014         42,081
    GAP Inc.                                                2,767         86,815
    Harcourt General Inc.                                     692         32,784
    Limited Inc.                                            2,607         47,904
    Mercantile Stores Inc.                                    392         19,600
    Nordstrom Inc.                                            784         28,518
    TJX Companies Inc. New                                    692         33,043
                                                                       ---------
                                                                         295,815

Retail - Specialty                           1.44%
    Circuit City Stores                                       968         28,919
    Home Depot Inc.                                         4,657        238,671
    Jostens Inc.                                              369          8,072
    Lowes Cos. Inc.                                         1,660         61,213
    "Pep /Boys Manny, Moe, & Jack"                            599         18,419
    Price/Costco Inc. (A)                                   1,891         47,748
    Tandy Corp.                                               553         25,576
    Toys R Us Inc. Holdings Co. (A)                         2,628         81,468
                                                                       ---------
                                                                         510,086

                        Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                          Percentage     Principal/
                                         of Net Assets     Shares        Value
                                         -------------     ------        -----

COMMON STOCK INDEX PORTFOLIO - Continued
COMMON STOCKS-Continued

Retail Stores - Department Stores            3.35%
    Dayton Hudson Corp.                                    2,075      $   82,741
    Dillard Dept. Stores Inc. Class A                      1,107          34,594
    Federated Dept Store Inc. New (A)                      2,029          69,747
    K-Mart Corp. (A)                                       4,703          49,382
    May Dept Stores Co                                     2,421         114,090
    Penney J C Inc.                                        2,167         105,912
    Sears Roebuck & Co.                                    3,781         178,180
    Wal-Mart Stores Inc.                                  22,180         524,003
    Woolworth Corp.                                        1,291          28,886
                                                                       ---------
                                                                       1,187,535

Retail Stores-Drug                           0.44%
    Longs Drug Stores Inc.                                   208          10,166
    Rite Aid Corp.                                         1,200          47,400
    Walgreen                                               2,398          98,618
                                                                       ---------
                                                                         156,184

Retail Stores- Food Chain                    0.87%
    Albertsons Inc.                                        2,467          90,046
    American Stores Co.                                    1,429          58,410
    Fleming Companies                                        369           6,273
    Giant Food Inc. Class A                                  599          20,965
    Great Atlantic & Pac Tea Co.                             369          12,039
    Kroger Co (A)                                          1,199          55,754
    Supervalu Inc.                                           646          18,653
    Winn Dixie Stores Inc.                                 1,476          47,601
                                                                       ---------
                                                                         309,741

Savings & Loans/Hldgs Co.                    0.31%
    Ahmanson H F & Co.                                     1,061          35,544
    Golden West Financial Corp Del                           553          35,876
Great Western Financial Corp.                              1,337          39,274
                                                                       ---------
                                                                         110,694

Shoes                                        0.56%
    Nike Inc. Class B                                      2,767         169,479
    Reebok International Ltd (A)                             553          23,710
    Stride Rite Corp.                                        484           4,901
                                                                       ---------
                                                                         198,090

Life of Virginia Series Fund, Inc
Portfolio of Investments - continued

                                        Percentage       Principal/
                                       of Net Assets       Shares       Value
                                       -------------       ------       -----

COMMON STOCK INDEX PORTFOLIO - Continued
COMMON STOCKS-Continued

Steel                                        0.31%
    Armco Inc. (A)                                         1,014      $    4,183
    Bethlehem Stl Corp. (A)                                1,061           9,549
    Inland Stl Industries Inc.                               461           9,220
    Nucor Corp.                                              830          42,745
    USX-US Steel                                             830          26,145
    Worthington Industries Inc.                              876          16,644
                                                                       ---------
                                                                         108,486
Technology                                   3.06%
    Corning Inc.                                           2,213         100,692
    EG & G Inc.                                              461           9,508
    Minnesota Mng & Mfg Co.                                4,058         343,916
    Perkin Elmer Corp                                        415          24,589
    Raytheon Co.                                           2,306         110,976
    Rockwell International Corp.                           2,121         130,442
    Tektronix Inc.                                           346          17,776
    Texas Instruments Inc.                                 1,844         118,938
    TRW Inc (A)                                            1,291          65,034
    United Technologies                                    2,398         163,963
                                                                       ---------
                                                                       1,085,834
Telecommunications                           2.57%
    Airtouch Communications Inc. (A)                       4,842         121,655
    DSC Communications Corp (A)                            1,107          20,064
    Frontier Corp                                          1,700          37,400
    Lucent Technologies Inc.                               6,157         287,840
    Northern Telecom Ltd.                                  2,490         157,181
    Scientific Atlanta Inc. (A)                              738          11,439
    Tellabs Inc. (A)                                       1,752          69,204
    Worldcom Inc. GA                                       8,400         207,900
                                                                       ---------
                                                                         912,683
Telephone (New)                              7.67%
    Alltel Corp                                            1,844          58,547
    Ameritech Corp.                                        5,303         324,809
    Bell Atlantic Corp.                                    4,242         284,214
    Bellsouth Corp.                                        9,637         402,345
    GTE Corp.                                              9,361         429,436
    MCI Communications                                     6,640         221,610
    Nynex Corp.                                            4,242         211,570
    Pacific Telesis Group                                  4,150         156,663
    SBC Communications Inc.                                5,902         316,495
    Sprint Corp.                                           4,150         163,925
    US West Communications Group                           4,611         151,010
                                                                       ---------
                                                                       2,720,624

                        Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                        Percentage       Principal/
                                       of Net Assets       Shares       Value
                                       -------------       ------       -----

COMMON STOCK INDEX PORTFOLIO - Continued
COMMON STOCKS-Continued

Textiles- Apparel Manufacturers             0.31%
    Fruit of the Loom Class A                                738      $   28,229
    Liz Claiborne Inc.                                       692          27,248
    Russell Corp.                                            369          11,162
    VF Corp.                                                 623          42,053
                                                                      ----------
                                                                         108,692
Tobacco                                     2.97%
    American Brands Inc.                                   1,660         $81,755
    Philip Morris Cos. Inc.                                7,931         909,091
    UST Inc.                                               1,798          60,233
                                                                      ----------
                                                                       1,051,079
Toys                                        0.31%
    Hasbro Inc.                                              830          32,266
    Mattell                                                2,643          73,674
                                                                      ----------
                                                                         105,940
Transportation                              0.29%
    Cummins Engine Inc.                                      369          17,620
    Eaton Corp.                                              738          51,107
    Navistar International Corp (A)                          738           6,919
    Paccar Inc.                                              369          24,769
                                                                      ----------
                                                                         100,415
Truckers                                    0.17%
    Caliber System Inc.                                      369           7,103
    Federal Express Corp. (A)                              1,107          49,400
                                                                      ----------
                                                                          56,503

    TOTAL COMMON STOCKS -
                                           -------                   -----------
       (Cost - $47,809,137)                157.30%                    55,875,831

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                        Percentage      Principal/
                                       of Net Assets      Shares       Value
                                       -------------      ------       -----

COMMON STOCK INDEX PORTFOLIO - Continued
COMMON STOCKS-Continued

COMMERCIAL PAPER                           14.36%
    Amex Corp.
      5.33% due January 23, 1997                        $285,000     $  285,000
    Baltimore Gas & Electric
      5.87% due January 8, 1997                          175,000        174,772
    Beneficial Corp
      5.40% due February 14, 1997                        375,000        375,000
    FHLMC
      5.36% due February 24, 1997                        635,000        629,800
    Florida Power Corp
      5.65% due January 17, 1997                         110,000        109,643
    FMCC
      5.31% due January 30, 1997                         180,000        180,000
      5.33% due February 7, 1997                         750,000        750,000
    GECC
      5.29% due February 12, 1997                        150,000        150,000
      5.37% due February 12, 1997                        575,000        575,000
    HFC
      5.32% January 24, 1997                             175,000        175,000
    Merrill Lynch & Co.
      5.40% due February 28, 1997                      1,010,000      1,001,062
      5.35% due January 31, 1997                         320,000        318,526
      5.32% due February 7, 1997                         380,000        377,866
                                                                    -----------

    TOTAL COMMERCIAL PAPER -                                          5,101,669
       (Cost - $5,101,732)

U.S. GOVERNMENT OBLIGATIONS                    1.26%

    U.S. Treasury Bill
      4.975% due January 16, 1997                       285,000         284,370
      4.89% due March 6, 1997                           165,000         163,543
                                                                    -----------

    TOTAL U.S. GOVERNMENT OBLIGATIONS                                   447,913
       (Cost - $447,913)

    TOTAL SECURITY HOLDINGS                   172.92%               $61,425,413
       (Cost - $53,358,782)

    Cash and other assets less liabilities     72.92%               (25,903,261)
                                              -------               -----------
    Net Assets                                100.00%               $35,522,152
                                              =======               ===========

See accompanying notes

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                       Percentage       Principal/
                                      of Net Assets       Amount       Value
                                      -------------       ------       -----

GOVERNMENT SECURITIES PORTFOLIO
U.S. GOVERNMENT OBLIGATIONS

    U.S. Treasury Bill
      4.91% due March 27, 1997                        $150,000    $     148,240
    U.S. Treasury Bill
      4.96% due April 3, 1997                          480,000          473,848
    U.S. Treasury Bill
      4.98% due April 24, 1997                         820,000          807,067
    U.S. Treasury Note
      5.75% due September 30, 1997                     100,000          100,219
    U.S. Treasury Note
      5.00% due February 15, 1999                      271,000          266,427
    U.S. Treasury Note
      7.125% due September 30, 1999                    733,000          755,219
    U.S. Treasury Note
      7.75% due January 31, 2000                       407,000          427,350
    U.S. Treasury Note
      6.875% due March 31, 2000                        814,000          835,113
    U.S. Treasury Note
      6.125% due July 31, 2000                         271,000          272,016
    U.S. Treasury Note
      6.25% due August 31, 2000                        543,000          547,073
    U.S. Treasury Note
      5.25% due January 31, 2001                       271,000          263,632
    U.S. Treasury Note
      5.625% due February 28, 2001                     271,000          266,766
    U.S. Treasury Note
      6.375% due March 31, 2001                        543,000          549,109
    U.S. Treasury Note
      6.50% due May 31, 2001                           543,000          551,654
    U.S. Treasury Note
      6.625% due July 31, 2001                         543,000          554,369
    U.S. Treasury Note
      6.50% due August 31, 2001                      1,357,000        1,379,051
    U.S. Treasury Note
      5.875% due November 30, 2001                   1,000,000          990,937
    U.S. Treasury Note
      7.50% due May 15, 2002                           814,000          865,638
    U.S. Treasury Note
      6.25% due February 15, 2003                      163,000          163,917
    U.S. Treasury Note
      7.50% due February 15, 2005                      814,000          877,339
    U.S. Treasury Note
      6.50% due August 15, 2005                        271,000          274,896
    U.S. Treasury Note
      5.875% due November 15, 2005                   1,520,000        1,478,200

                        Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                       Percentage      Principal/
                                      of Net Assets      Amount       Value
                                      -------------      ------       -----

GOVERNMENT SECURITIES PORTFOLIO
U.S. GOVERNMENT OBLIGATIONS -- Continued

    U.S. Treasury Note
      7.00% due July 15, 2006                          $128,000   $     134,120
    U.S. Treasury Bond
      10.375% due November 15, 2012                     271,000         352,046
    U.S. Treasury Bond
      7.25% due May 15, 2016                            543,000         579,822
    U.S. Treasury Bond
      7.50% due November 16, 2016                       112,000         122,605
    U.S. Treasury Bond
      8.125% due May 15, 2021                           543,000         637,516
    U.S. Treasury Bond
      7.13% due February 15, 2023                       380,000         401,494
                                                                  -------------

      TOTAL SECURITY HOLDINGS             109.47%                 $  15,075,683
        (Cost - $14,863,691)

    Cash and other assets
     less liabilities                      (9.47%)                   (1,304,233)
                                          ------                  -------------

    Net Assets                            100.00                  $  13,771,450
                                          ======                  =============


See accompanying notes

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                     Percentage      Principal/
                                    of Net Assets      Amount         Value
                                    -------------      ------         -----
MONEY MARKET PORTFOLIO
COMMERCIAL PAPER

    American General Finance
      5.29% due February 28, 1997                  $ 2,205,000     $   2,205,000
    Ameritech Capital
      5.538% due January 8, 1997                     1,710,000         1,707,898
    AMEX Corp.
      5.30% due March 3, 1996                        2,685,000         2,685,000
    Asset Securitization Coop. Corp.
      5.32% due January 31, 1997                     4,150,000         4,130,989
    Associates Corp.
      5.31% due January 23, 1997                     1,580,000         1,580,000
      5.31% due January 30, 1997                     2,295,000         2,295,000
    Avco Financial Services, Inc.
      5.31% due January 6, 1997                      3,000,000         2,997,345
    Avent Inc.
      5.40% due February 18, 1997                    1,545,000         1,533,644
      5.48% due February 18, 1997                    1,660,000         1,647,618
    Bellsouth Telecom
      5.32% due March 4, 1997                        5,000,000         4,953,450
    Beneficial Corp.
      5.31% January 14, 1997                         3,000,000         3,000,000
    Campbell Soup Co.
      5.39% due February 21, 1997                    3,925,000         3,894,442
    Canadian Imperial
      5.315% due January 6, 1997                     4,000,000         3,996,457
    Coca Cola
      5.85% due January 9, 1997                      1,285,000         1,283,121
    Corporate Asset Funding Inc.
      5.47% due February 4, 1997                     3,070,000         3,053,674
    FMCC
      5.31% due January 9, 1997                      19,90,000         1,990,000
      5.31% due January 9, 1997                        415,000           415,000
      5.32% due January 29, 1997                     1,800,000         1,800,000
    GE Capital
      5.37% due February 10, 1997                    1,230,000         1,230,000
    GECCCP
      5.53% due January 13, 1997                       69,0000           690,000
      5.31% due January 13, 1997                     1,410,000         1,410,000
    Goldman Sachs Group
      5.35% due February 11, 1997                    5,000,000         4,968,792
    Household Finance Corp.
      5.45% due January 2, 1997                      4,000,000         4,000,000
    IBM Credit Corp
      5.29% due January 15, 1997                     5,000,000         4,988,979
    Illinois Tool Works
      5.25% due December 31, 1996                    5,000,000         5,000,000

                        Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued


                                     Percentage      Principal/
                                    of Net Assets      Amount         Value
                                    -------------      ------         -----

MONEY MARKET PORTFOLIO
COMMERCIAL PAPER - Continued

    International Lease Finance
      5.53% due January 10, 1997                    $5,000,000    $   4,992,320
    McGraw-Hill Inc.
      5.31% due January 7, 1997                      3,075,000        3,071,823
    Merrill Lynch & Company
      5.44% due January 22, 1997                     1,760,000        1,754,149
    5.35% due February 14, 1997                      1,490,000        1,480,036
    Morgan Stanley Inc.
      5.32% due January 24, 1997                     2,245,000        2,237,038
      5.32% due January 27, 1997                     2,820,000        2,808,748
    PHH Corp.
      5.35% due January 17, 1997                     3,300,000        3,291,663
    Potomac Electric
      5.95% due January 10, 1997                     2,770,000        2,765,422
    Proctor & Gamble
      5.26% due January 28, 1997                     3,960,000        3,943,799
    Prudential Funding Corp.
      5.45% due January 16, 1997                     1,575,000        1,575,000
      5.35% due January 21, 1997                     1,785,000        1,785,000
    Warner Lambert Co.
      5.30% due January 3, 1997                      4,180,000        4,179,370
                                                                    -----------
      TOTAL COMMERCIAL PAPER            89.48%                      101,340,777
        (Cost - $101,340,777)



U.S. GOVERMENT SECURITIES

    FHLB
      5.25% due January 3, 1997                      5,500,000        5,497,594
    FHLM
      5.23% due February 7, 1997                     2,170,000        2,158,020
      5.33% due February 26, 1997                    4,900,000        4,858,648
    FNMA
      5.45% due February 13, 1997                    5,000,000        5,000,000
                                                                    -----------

      TOTAL U.S. GOVERNMENT             15.46%
         SECURITIES                                                  17,514,262
                                                                    -----------
      (Cost - $17,514,262)

Life of Virginia Series Fund, Inc
Portfolio of Investments - continued

                                     Percentage      Principal/
                                    of Net Assets      Amount         Value
                                    -------------      ------         -----
MONEY MARKET PORTFOLIO
COMMERCIAL PAPER - Continued

      TOTAL SECURITY HOLDINGS        104.94%                     $ 118,855,039
        (Cost $118,855,039)

    Cash and other assets less
      liabilities                     (4.94%)                       (5,592,270)
                                     ------                       ------------
    Net Assets                       100.00%                      $113,262,769
                                     ======                       ============



See accompanying notes

Life of Virginia Series Fund, Inc
Portfolio of Investments - continued

                                     Percentage      Principal/
                                    of Net Assets      Amount         Value
                                    -------------      ------         -----

TOTAL RETURN PORTFOLIO
U.S. GOVERNMENT AND AGENCY OBLIGATIONS

U.S. Government Obligations             15.15%
    U.S. Treasury Note
      6.000% due May 31, 1998                        1,357,000     $   1,362,937
    U.S. Treasury Note
      7.125% due September 30, 1999                    339,000           349,276
    U.S. Treasury Note
      7.750% due January 31, 2000                      742,000           779,100
    U.S. Treasury Note
      6.500% due August 31, 2001                     1,273,000         1,293,686
    U.S. Treasury Note
      6.375% due September 30, 2001                    424,000           428,770
                                                                    ------------
                                                                       4,213,769

Agency Government Sponsored              1.28%
    FHLB
      6.32% due December 4, 1997                       210,000           211,355
    FNMA
    7.05% December 10, 1998                            105,000           107,153
    FNMA
      5.45% October 10, 2003                            40,000            37,869
                                                                    ------------
                                                                         356,377

TOTAL U.S. GOVERNMENT                   16.43%
                                                                    ------------
    AND AGENCY OBLIGATIONS                                             4,570,146
    (Cost - $4,492,051)


PREFERRED STOCK

    Financial                            1.14%
      Merrill Lynch 7.25% conv                           4,757           317,530

    Broker-Dealers                       0.63%
      Morgan Stanley Group                               3,818           175,628

    Financial Services - Misc            0.65%
      Sunamerica                                         4,242           180,285

TOTAL PREFERRED STOCK                    2.42%
                                                                    ------------
    (Cost - $579,738)                                                    673,443

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued


                                       Percentage      Principal/
                                      of Net Assets      Amount         Value
                                      -------------      ------         -----

TOTAL RETURN PORTFOLIO - Continued
COMMON STOCKS

    Aerospace/Defense                       2.60%
      Boeing Co.                                         4,242    $     452,303
      Sundstrand Corp.                                   6,363          269,632
                                                                      ---------
                                                                        721,935

    Aluminum                                0.51%
      Century Aluminum Co.                               8,526          141,745

    Banks                                   1.22%
      Citicorp                                           3,181          339,572

    Beverages-Soft Drinks                   1.92%
      Coca Cola Enterprise                               2,651          126,585
      Panamerican Beverages Inc.                         2,121          101,013
      Pepsico Inc.                                      10,181          305,430
                                                                      ---------
                                                                        533,028

    Broadcast Media                         4.16%
      American Telecasting Inc.                         10,605           55,676
      Canwest Global Communications Corp.               16,544          169,576
      Clear Channel Communications Inc.                 12,726          432,684
      Cox Communication Inc. Class A (A)                 4,242           94,385
      Cox Radio Inc. Class (A)                           8,484          139,986
      Evergreen Media Corp. (A)                         10,775          263,988
                                                                      ---------
                                                                      1,156,295


    Business Services                       1.14%
      International Telecom Data (A)                     3,075          $69,956
      Outdoor Systems Inc. (A)                           4,772          120,493
      Universal Outdoor Holdings Inc.                    5,515          127,534
                                                                      ---------
                                                                        317,983

Chemicals                                   0.98%
DuPont E I De Nemours and Co.                            2,842          272,122

Chemicals-Specialty                         1.14%
Air Products and Chemicals Inc.                          2,121          147,940
Polymer Group Inc.                                      12,726          170,210
                                                                      ---------
                                                                        318,150

    Communication-Equipment/Manufacturer
      Itron Inc.                            0.16%        2,545           43,901

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                       Percentage      Principal/
                                      of Net Assets      Amount         Value
                                      -------------      ------         -----
TOTAL RETURN PORTFOLIO - Continued
COMMON STOCKS - Continued

    Commercial Services
      Alco Standard Corp.                 1.26%          4,666       $   237,966
      York Group Inc.                                    6,024           112,950
                                                                     -----------
                                                                         350,916

    Computer Software & Services          1.28%
      EMC Corp.  (A)                                     7,636           254,852
      SmallWorld PLC ADR (A)                             4,242            48,783
      Techforce Corp. (A)                                7,423            52,889
                                                                     -----------
                                                                         356,524

    Computer Systems                      5.13%
      Compaq Computer Corp. (A)                          6,999           516,176
      Digital Equipment Corp. (A)                        2,121            76,886
      Hewlett Packard Co.                                7,466           385,432
      IBM Corp.                                          1,697           260,702
      Sun Microsystems Inc. (A)                          7,126           186,167
                                                                     -----------
                                                                       1,425,363


    Conglomerates                         1.24%
      General Electric Co.                               3,394           344,915

      Containers-Metal & Glass
      BWAY Corporation (A)                0.44%          6,363           121,692

    Drugs                                 4.84%
      Johnson & Johnson                                  8,484           433,745
      Merck & Co. Inc.                                   4,242           344,132
      Pfizer Inc.                                        3,818           325,007
      Schering Plough Corp.                              3,648           243,960
                                                                     -----------
                                                                       1,346,844

    Electronics Equipment                 2.33%
      Bolder Technologies Corp. (A)                      5,302            89,471
      Trimph Group Inc.                                  6,151           146,855
      Watsco Inc.                                       10,361           293,993
      Watsco Inc. Class B                                4,295           118,113
                                                                     -----------
                                                                         648,432

    Engineering and Construction          0.48%
      Fluor Corp.                                        2,121           133,623

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                      Percentage      Principal/
                                     of Net Assets      Amount         Value
                                     -------------      ------         -----
TOTAL RETURN PORTFOLIO - Continued
COMMON STOCKS - Continued

    Entertainment                         3.68%
      Disney Walt Holding Co.                           3,818      $     267,260
      Harley Davidson Inc.                              2,842            128,245
      Time Warner Inc.                                 10,923            406,882
      Viacom Inc. Class A (A)                           3,648            128,136
      Viacom Inc. Class B (A)                           2,571             91,913
                                                                       ---------
                                                                       1,022,436


    Financial                             2.38%
      S&P 500 Deposit Receipts                          8,781           $660,495

    Financial Services Misc.              7.44%
      Associates First Capital Corp.                    4,242            186,118
      Cityscape Financial Corp. (A)                     6,363            156,689
      Delta Financial Corp. (A)                         6,273            116,835
      Financial Federal Corp. (A)                       8,660            137,020
      First Data Corp.                                  6,727            252,263
      Green Tree Financial                             11,877            460,234
      Household International Inc.                      3,394            312,248
      Moneygram Payment System Inc. (A)                 5,387             71,378
      Onyx Acceptance Corp. (A)                         5,302             43,742
      Southern Pacific FDG (A)                          4,751            144,312
      Student Loan Marketing
        Assn. New VTG                                   2,121            195,132
                                                                       ---------
                                                                       2,075,971

    Food Grain and Agriculture            0.64%
      Archer Daniels Midland Co.                        7,883            178,353

    Food Processing                       0.37%
      General Nutrition Cos. Inc. (A)                   6,151            103,029

    Healthcare-Miscellaneous              0.58%
      United Healthcare Corp.                           3,563            160,780

    Household Furnishings and AP          1.32%
      Interface Inc. Class A (A)                       18,749            367,949

    Household Products                    1.37%
      Colgate Palmolive Co.                             2,333            217,552
      Procter & Gamble Co.                              1,485            162,422
                                                                       ---------
                                                                         379,974

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                      Percentage      Principal/
                                     of Net Assets      Amount         Value
                                     -------------      ------         -----
TOTAL RETURN PORTFOLIO - Continued
COMMON STOCKS - Continued

    Industrial                             1.11%
      Illinois Tool Works Inc.                          3,818      $    309,735

    Insurance-Multi Line                   0.66%
      FBL Financial Group Inc. Class A                  7,423           184,647

    Insurance Property                     0.87%
      American Intl Group Inc.                          2,187           241,390

    Machinery-Diversified                  2.47%
      AGCO Corp.                                        8,484           246,036
      Deere & Co.                                      10,605           440,108
                                                                   ------------
                                                                        686,144

    Major Banks - Regional                 3.88%
      Barnett Banks Inc.                                6,787           287,599
      Columbia Banking System Inc. (A)                  4,242            66,812
      Nationsbank                                       5,387           544,087
      Texas Regional Bancshares Inc.
          Class A                                       5,302           181,594
                                                                   ------------
                                                                      1,080,092

    Medical Products                       2.62%
      Abbott Labs                                       5,939           310,313
      Becton Dickinson & Co.                            4,242           187,178
      Nellcor Puritan Bennett Inc. (A)                 10,605           230,659
                                                                   ------------
                                                                        728,150

    Office Equipment & Supplies            0.77%
      Xerox Corp.                                       4,072           214,798

    Oil and Gas Services                   1.30%
      Newpark Resources Inc. (A)                        4,454          $165,912
      Transocean Offshore Inc.                          3,121           196,233
                                                                   ------------
                                                                        362,145

    Oil-Integrated International           1.95%
      Amoco Corp.                                       3,775           311,438
      Mobil Corp.                                         976           120,536
      Royal Dutch Petroleum Company                       636           109,472
                                                                   ------------
                                                                        541,446

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                      Percentage      Principal/
                                     of Net Assets      Amount         Value
                                     -------------      ------         -----
TOTAL RETURN PORTFOLIO - Continued
COMMON STOCKS - Continued

    Oil Well Services & Equipment          1.20%
      American Exploration Co. (A)                       3,181      $     50,896
      Petroleum Geo Services (A)                         7,211           283,032
                                                                    ------------
                                                                         333,928

    Paper and Forest Products              1.39%
      Fort Howard Corp.                                 13,786           387,731

    Pollution Control                      3.13%
      Philip Environmental Inc. (A)                                      604,485
      USA Waste Services Inc. (A)                        8,484           265,125
                                                                    ------------
                                                                         869,610

    Publishing                             0.63%
      Tribune, Inc.                                      2,206           175,929

    Real Estate                            6.68%
      Cali Realty Corp.                                  4,878           148,779
      Colonial Properties Trust                         13,150           394,500
      First Industry Realty Trust Inc.                  11,665           349,950
      Health Care REIT Inc.                              8,696           207,617
      Meditrust SBI                                     12,726           504,268
      Nationwide Health Property Inc.                    4,242            99,687
      Spieker Properties Inc.                            4,284           152,082
                                                                    ------------
                                                                       1,856,883

    Restaurants                            0.40%
      CKE Restaurants Inc.                               3,181           112,528

    Retail Apparel                         0.90%
      Harcourt General Inc.                              5,302           251,182

    Retail Specialty                       0.78%
      Home Depot Inc.                                    4,242           217,403

    Retail Stores-Drug                     0.50%
      Walgreen Co.                                       3,394           139,578

    Retail Stores - Food Chains            2.05%
      Dominick's Supermarkets (A)                        7,339           155,036
      Kroger Co. (A)                                     8,908           414,222
                                                                    ------------
                                                                         569,258

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued


                                         Percentage      Principal/
                                        of Net Assets      Amount      Value
                                        -------------      ------      -----
TOTAL RETURN PORTFOLIO - Continued
COMMON STOCKS - Continued

    Solid Waste                                  0.80%
      Allied Waste Industries                             26,682     $  223,462

    Steel                                        0.47%
      AK Steel Holding Corp.                               3,266        129,415

    Technology                                   3.10%
      Tektronix Inc.                                       7,423        381,357
      United Technologies Corp.                            6,979        477,189
                                                                      ---------
                                                                        858,546
                                                                      ---------
    Telecommunications                           5.51%
      Arch Communications Group Inc. (A)                   2,121         19,487
      Billing Information Concepts Corp. (A)               4,242        122,488
      Clearnet Communications Inc. Class A (A)             8,272         88,924
      Echostar Communication Corp. Class A (A)             7,975        177,444
      Glenayre Technologies Inc. (A)                       8,357        178,631
      Paging Network Inc. (A)                             11,071        164,681
      Panamsat Corp. (A)                                   9,332        262,463
      Powerwave Technologies Inc. (A)                      6,363         94,252
      Saville Systems PLC ADR (A)                          5,472        214,092
      US Long Distance Corp. (A)                           4,242         34,997
      Vanguard Cellular System Inc. Class A (A)           11,029        175,085
                                                                      ---------
                                                                      1,532,544

    Transportation                               1.10%
      Coach USA Inc. (A)                                   7,636        208,081
      Knight Transportation Inc. (A)                       5,302         98,750
                                                                      ---------
                                                                        306,831

    Truckers                                     0.35%
      Heartland Express Inc. (A)                           4,242         96,506

TOTAL COMMON STOCKS -
   (Cost - $21,437,905)                         93.23%               25,931,908

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                       Percentage    Principal/
                                      of Net Assets    Amount        Value
                                      -------------    ------        -----
TOTAL RETURN PORTFOLIO - Continued
COMMERCIAL PAPER

    FHLB
      5.23% due January 23, 1997                     $  455,000    $   452,130

    FHLM
      5.33% due January 7, 1997                       1,590,000      1,588,216

    FNMA
      5.37% due January 31, 1997                      1,135,000      1,129,751
                                                                    ----------
      TOTAL COMMERCIAL PAPER               11.40%                    3,170,097
        (Cost - $3,170,097)


SHORT TERM DEBT

    Beneficial
      5.33% due January 7,1997                           67,712        678,711

    FMCC
      5.34% due Jaunary 10, 1997                         80,597         80,596

    HFC
      5.43% due January 15, 1997                        229,065        229,064

    Merrill Lynch
      5.35% due January 31, 1997                        332,993        331,444

    Prudential Funding
      5.35% due January 21, 1997                        318,146        318,145
                                                                    ----------

      TOTAL SHORT TERM DEBT                 5.89%                    1,637,960
        (Cost - $1,637,960)

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued


                                       Percentage      Principal/
                                      of Net Assets      Amount        Value
                                      -------------      ------        -----
TOTAL RETURN PORTFOLIO - Continued
BONDS

    Building Materials                    0.81%
      Southdown Inc. NT-B 10.000%
      10.00% due March 1, 2006                         212,000     $    226,310
    Financial                             0.84%
      Commercial Credit Group
      6.00% due June 15, 2000                           64,000           63,258
      Norwest Financial
      6.25% due February 15, 1997                      170,000          170,123
                                                                    -----------
                                                                        233,381

    Financial Services Miscellaneous      0.67%
      Cityscape Financial Conv.
      6.00% due May 1, 2006                            187,000          187,468
    Leisure/Entertainment                 0.75%
      Brunswick
      6.75% due December 15, 2006                      212,000          207,856
    Leisure Time                          0.80%
      Cobb Theatres
      10.63% due March 1, 2003                         212,000          223,130
    Major Banks - Regional                1.58%
      Nationsbank
      7.5% due September 15, 2006                      424,000          438,827
    Publishing                            2.29%
      Tribune Co.
      6.88% due November 1, 2006                       636,000          635,540
    Telecommunications                    0.77%
      Airtouch Communications
      7.00% due October 1, 2003                        212,000          214,315
                                                                    -----------

      TOTAL BONDS -                       8.51%                       2,366,827
        (Cost - $2,358,049)


      TOTAL SECURITY HOLDINGS           137.88%                     $38,350,381
        (Cost - $33,675,800)


    Cash and other assets
      less liabilities                  (37.88%)                    (10,536,353)
                                        -------                     -----------

    Net Assets                          100.00%                     $27,814,028
                                        ======                      ===========

(A)  -  Non-income producing security

See accompanying notes

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued


                                       Percentage
                                      of Net Assets    Shares/Units     Value
                                      -------------    ------------     -----
INTERNATIONAL EQUITY PORTFOLIO
COMMON STOCKS

    Belgium                               0.65%
      Walibi                                             3,100       $   115,214

    Finland                               0.41%
      Cultor                                             1,434            73,050

    France                                2.52%
      Axime (A)                                          1,400           160,044
      CLF Dexia France                                   1,800           153,265
      Compagnie Generale Des Eaux                        1,070           130,474
                                                                       ---------
                                                                         443,783

    Germany                               6.01%

      BASF                                               3,500           132,654
      Daimler Benz                                       1,200            81,327
      DeGussa                                              420           188,863
      Fried, Krupp                                         810           130,345
      Leica Camera                                       2,500            76,445
      SGL Carbon                                         1,400           174,564
      VEBA                                               2,700           153,500
      Volkswagen                                           300           122,857
                                                                       ---------
                                                                       1,060,555

    Great Britian                        28.79%

      Allders                                           50,000           118,314
      BAT Industries                                    35,000           284,249
      British Aerospace                                 15,000           323,504
      British Airways                                   22,100           226,175
      British Biotech                                   72,500           251,206
      British Gas                                       55,000           211,022
      British Telecommunications                        43,200           288,781
      General Accident                                  15,000           194,838
      Glaxo Holdings                                    14,200           227,528
      Granada Group                                     10,000           145,611
      Grand Metropolitan                                24,800           191,980
      Great Universal Stores                            10,000           102,595
      Inchcape                                          37,500           173,985
      Lucas Varity                                      30,000           113,835
      Mirror Group                                      50,000           182,964
      National Westminster Bank                         25,000           289,024
      Pearson                                           10,000           126,174
      Prudential Corp.                                  23,500           195,421
      Reckitt & Colman                                   9,500           115,770
      Royal Sun Alliance                                20,000           149,921
      Safeway                                           30,000           204,852
      Standard Charter                                  18,800           228,944

                        Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                       Percentage
                                      of Net Assets    Shares/Units     Value
                                      -------------    ------------     -----

INTERNATIONAL EQUITY PORTFOLIO
COMMON STOCKS

Great Britian - Continued
      Tate & Lyle                                         20,000    $    159,724
      Unilever                                             9,000         215,095
      United Assurance Group                              53,700           2,949
      United Utilities                                    15,000         157,062
      Whitebread                                          15,000         198,894
                                                                       ---------
                                                                       5,080,417

    Hong Kong                              7.91%
      Cheung Kong                                         12,000         107,413
      Chinese Estates BER                                 30,000          33,736
      China Overseas Land & Investment                    80,000          38,519
      Citic Pacific Ltd                                    9,000          53,047
      Henderson Land Development                          12,000         120,598
      Hon Kwok Land Investment                            80,000          31,280
      Hong Kong Electric                                  24,000          78,796
      Hong Kong Telecom                                   34,000          54,715
      Hotels International                                62,401          35,691
      HSBC Holdings                                       10,665         228,837
      Hutchinson Whampoa                                  32,000         249,209
      International Bank of Asia                         100,000          67,860
      National Mutual Asia Ltd.                           60,000          56,615
      New World Development                               24,000         162,865
      Television Broadcast                                 8,000          31,229
      Wing Hang Bank                                      10,000          45,369
                                                                       ---------
                                                                       1,395,779

    Italy                                  1.96%
      Stet-Societa Finanz Telefon                         43,000         194,637
      TIM SPA                                             60,000         150,904
                                                                       ---------
                                                                         345,541

    Indonesia                              0.42%
      Citra Marga Nusaphala                               50,000          39,162
      PT Telekomunikasi                                   20,000          34,504
                                                                       ---------
                                                                          73,666

    Japan                                 16.57%
      Canon Inc.                                           7,000         154,643
      Chudendo Corporation                                 6,000         172,938
      Fulitsu Ltd.                                        30,000         279,600
      Futaba                                               4,000         165,689
      Hokuriku Electric Power                             12,000         233,000
      Kirin Beverage                                      12,000         161,546
      Nichiha Corp.                                       11,700         206,981
      Nippon Tel & Tel                                        40         303,072

                        Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued


                                       Percentage
                                      of Net Assets    Shares/Units     Value
                                      -------------    ------------     -----
INTERNATIONAL EQUITY PORTFOLIO
COMMON STOCKS

Japan - Continued
      Rohm Co.                                            5,000      $   327,925
      Sagami Chain Co.                                   10,000          162,237
      Sanyo Shinpan Fin                                   2,800          175,181
      Toho Co.                                            1,000          144,978
      Uni-Charm Corp.                                    12,000          294,097
      York-Benimaru                                       5,000          139,368
                                                                       ---------
                                                                       2,921,255

    Latin America                        12.44%
      Apasco                                              1,200           41,171
      Banco Frances Rio Pla                               1,200           33,600
      BCO BHIF                                            2,300           37,663
      Benpres Holding Corp.                              10,000           75,000
      Bufete Industrial                                   1,700           35,700
      Carso Global Telecom                                3,000           13,474
      Cemig CIA Energy                                    1,300           43,419
      Centrais Electric                                   5,300           98,074
      Chile Fund                                          1,900           38,950
      Chilectra                                           1,700           87,734
      Cia Cervejaria Brahma                               2,800           30,670
      Cia Vale Do Rio Doce                                2,300           44,962
      Citc Seoul (A)                                          2           15,500
      Coca Cola Femsa                                     2,300           66,700
      Disco SA                                            1,900           53,675
      Empresas ICA                                        5,600           81,900
      Empresas La Modera                                  2,100           41,475
      Formosa Growth Fund                                 5,000           75,000
      Grupo Carso                                         3,000           31,623
      Grupo Fin Imbursa                                      41              702
      Huaneng Power International                         2,000           47,250
      India Cement                                       10,000           25,000
      Indian Opportunities Fund                          12,000           93,240
      Jardine Strategic                                  12,000           45,600
      Mexico Fund                                         2,500           37,500
      Panamerican Beverages                               1,300           61,913
      Perez Co.                                           4,100           57,735
      Pfeiffer Vacuum Technologies                       16,200          287,550
      Samsung Electronics                                   263           10,882
      Schroder Korea Fund                                12,000           90,000
      Taipei Fund                                         2,000          182,940
      Tata Electric Co.                                     100           35,000
      Telebras                                            1,000           77,125
      Telefonica Del Peru                                 2,600           49,075
      Total Access Communication                         10,000           68,000
      YPF                                                 3,100           78,663
                                                                       ---------
                                                                       2,194,465

                        Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                       Percentage
                                      of Net Assets    Shares/Units     Value
                                      -------------    ------------     -----
INTERNATIONAL EQUITY PORTFOLIO
COMMON STOCKS

    Malaysia                                3.91%
      Boustead Holdings                                  26,000    $     57,602
      Cahya Mata Sarawak                                  5,000          44,507
      DCB Holdings                                       24,000          81,656
      Kian Joo Can Factory                               10,000          54,991
      IOI Properties                                     24,000          76,908
      MBM Resources                                      20,000          41,936
      Magnum Corp.                                       72,500         134,233
      Metacorp                                           10,000          25,122
      Public Finance (A)                                 34,750          61,040
      Renong                                             20,000          35,131
      Sime Darby                                          8,000          31,016
      Tenaga Nasional                                    10,000          45,892
                                                                      ---------
                                                                        690,034
    Netherlands                             6.92%
      Aegon                                               3,000         189,085
      ABN-AMRO Holdings                                   1,300          83,648
      DSM                                                 1,700         165,831
      Ing Groep                                           5,400         192,279
      Oce Van De-Grinten                                  1,800         193,310
      Royal Dutch Petroleum                               1,100         190,739
      VNU-VER NED                                        10,000         206,660
                                                                      ---------
                                                                      1,221,552

    Norway                                  0.77%
      Orkla Asa                                           1,960         135,158

    Philippines                             0.13%
      Filinvest Land                                     75,000          23,384

    Singapore                               1.27%
      Acma Ltd.                                          18,000          39,094
      Acma Warrants                                       4,500           2,861
      City Developments                                   4,000          35,436
      Dev Bank                                            3,000          40,079
      Faser & Neave                                       3,000          30,649
      Singapore Press                                     2,000          39,294
      Straits Trading Co.                                13,000          31,021
      United Overseas Bank                                  400           4,544
      United Overseas Land Warrants                       1,600             974
                                                                      ---------
                                                                        223,952

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued

                                       Percentage
                                      of Net Assets    Shares/Units     Value
                                      -------------    ------------     -----
INTERNATIONAL EQUITY PORTFOLIO
COMMON STOCKS

    Spain                                2.37%
      Corporacion Financiera                               2,000     $   200,534
      Tabacalera                                             400          16,988
      Viscofan Envolturas                                 13,700         201,086
                                                                         418,608


    Sweden                               3.70%
      Securitas                                           10,560         304,708
      Skandia Forsakrings                                  2,000          56,111
      Skandinaviska Enskilda                               5,700          58,001
      Svenska Handelsbanken                                4,200         119,664
      Volvo                                                5,200         113,762
                                                                         652,246

    Switzerland                          2.29%
    Elektrowatt                                              265         104,784
    Novartis                                                 162         183,533
    Roche Holdings                                            15         116,569
                                                                         404,886

    Thailand                             0.92%
    Banpu Public Co.                                       2,000          37,137
    First Bangkok City Bank                              100,500          98,010
    Loxley Public Company                                  4,000          26,370
                                                                         161,517


      TOTAL COMMON STOCK -              99.95%
                                                                      ----------
        (Cost - $16,105,684)                                          17,635,062

Life of Virginia Series Fund, Inc
Portfolio of Investments - continued

                                       Percentage     Principal/
                                      of Net Assets     Shares          Value
                                      -------------     ------          -----
INTERNATIONAL EQUITY PORTFOLIO - Continued

BONDS                                    3.36%

    Japan
      Ricoh Co Conv Bond                              $30,000,000    $  289,178
      Sony Corp Conv Bond                              30,000,000       303,935

      TOTAL BONDS                                                       593,113
        (Cost - $607,834)

      TOTAL SECURITY HOLDINGS           103.31%                      18,228,175
        (Cost - $16,713,518)

      FOREIGN CURRENCIES                  2.35%
        (Cost - $421,213)
      Japanese Yen                                     47,979,420       414,044

FOREIGN CURRENCIES SOLD SHORT            (6.65%)

    German Deutschmarks                                (1,120,538)     (719,826)
    French Francs                                        (744,478)     (141,845)
    Japanese Yen                                      (17,699,322)     (152,738)
    British Pounds                                        (59,880)     (101,209)
    Swedish Kronor                                       (398,537)      (57,933)


TOTAL CURRENCIES SOLD SHORT                                          (1,173,551)
  (Cost - $1,024,062)



Cash and other assets less liabilities:   0.99%                         175,177
                                        ------                      -----------

Net Assets                              100.00%                     $17,643,845
                                        ======                      ===========


See accompanying notes

                       Life of Virginia Series Fund, Inc
                      Portfolio of Investments - continued


                                            Percentage       Principal/
                                           of Net Assets       Shares      Value
                                           -------------       ------      -----

IREAL ESTATE SECURITIES PORTFOLIO
COMMON STOCKS

    Homebuilding                              2.19%
      Kaufman & Broad Home Corp.                           41,800    $   538,175

    Hotels-Motels                             0.57%
      Homestead Village Properties Inc.                     5,738        106,875
      Homestead Village WS                                  3,349         33,925
                                                                         140,800

    Real Estate                              99.71%
      Ambassador Apartments Inc.                           25,000        596,875
    Apartment Investment & Management Co.                  50,000      1,393,750
      Arden Realty Group Inc.                              28,000        770,000
      Avalon Properties Inc.                               19,800        574,200
      Burnham Pacific Properties Inc.                      58,200        829,350
      Cali Realty Corp                                     26,600        811,300
      CBL & Associates Properties Inc.                     10,000        252,500
      Centerpoint Properties Corp.                         24,000        741,000
      Crescent Real Estate                                 17,800        932,275
      Developers Diversified Realty Corp.                  20,000        740,000
      Evans Withycombe Residential, Inc.                    1,000         41,000
      First Industry Realty Trust, Inc.                    31,200        936,000
      Glenborough Realty Trust Inc.                        50,000        868,750
      Highwoods Properties Inc.                            15,000        496,875
      Irvine Apartment Communities                         27,900        694,013
      Liberty Property Trust                               35,000        883,750
      Manufactured Home Communities Inc.                   51,500      1,133,000
      Merry Land & Investment Company REIT                 25,000        534,375
      Pacific Gulf Properties Inc.                         27,700        540,150
      Patriot American Hospitality Inc.                    40,760      1,757,775
      Post Properties Inc.                                 10,000        402,500
      Prentiss Properties Trust                            38,000        940,500
      Security Capital Pacific Trust                       23,600        548,700
      Security Capital Atlanta Inc.                        25,000        590,625
      Shurgard Storage Centers Inc.                        12,600        373,275
      Simon Debartolo Group Inc.                           23,800        725,900
      Spieker Properties Inc.                              15,000        532,500
      Starwood Lodging Trust                               15,000        826,875
      Sun Communities Inc.                                 23,000        787,750
      Thornburg Mortgage Asset Corp.                       25,000        521,875
      Urban Shopping Centers Inc.                          21,200        606,850
      Webb (DEL E) Corp.                                   29,400        485,100
      Weeks Corporation                                    11,000        361,625
      Wellsford Residential Properties Trust               50,500      1,230,938
                                                                      ----------
                                                                      24,461,951

Life of Virginia Series Fund, Inc
Portfolio of Investments - continued


                                        Percentage      Principal/
                                       of Net Assets      Shares      Value
                                       -------------      ------      -----

IREAL ESTATE SECURITIES PORTFOLIO
COMMON STOCKS

      TOTAL COMMON STOCK
       (Cost - $18,948,531)                102.47%                  $25,140,926

U.S. GOVERNMENT SECURITIES

    FHLB
      5.29% due January 16, 1997                          100,000        99,765
    FHLM
      5.42% due January 17, 1997                          125,000       124,680
      5.40% due February 7, 1997                          460,000       457,377
    FNMA
      5.45% due January 14, 1997                          250,000       249,470

      TOTAL U.S. GOVERNMENT SECURITIES
         (Cost - $931,292)                   3.80%                      931,292

    TOTAL SECURITY HOLDINGS
       (Cost - $19,879,823)                106.27%                  $26,072,218

Cash and other assets less liabilities      (6.27%)                  (1,538,970)
                                           ------                   -----------
Net Assets                                 100.00%                  $24,533,248
                                           ======                   ===========



See accompanying notes

                       Life of Virginia Series Fund, Inc.
                          Notes to Financial Statements
                                December 30, 1996

1. Description of Entity

Life of Virginia Series Fund, Inc. (the Fund), incorporated in Virginia in 1984, is registered under the Investment Company Act of 1940, as a open-end, diversified management investment company. Shares are sold to the Life of Virginia Separate Accounts (the Separate Accounts) and to the Aon Corporation Savings Plan, a retirement savings plan maintained by Aon Corporation (Aon) for its employees and subsidiaries under the provisions of Section 401(k) of the Internal Revenue Code. The Separate Accounts fund certain benefits for flexible and single premium variable life insurance and annuity policies issued by The Life Insurance Company of Virginia (Life of Virginia). Life of Virginia is an indirect wholly-owned subsidiary of General Electric Capital Corporation.

At December 30, 1996, Life of Virginia owned $1,014,163 in 106,084 shares, $1,762,912 in 169,837 shares, $11,689,942 in 1,079,404 shares and $15,829,412 in
1,121,858 shares of the Government Securities, Money Market, International Equity and Real Estate Securities portfolios, respectively for purposes of seeding the portfolios.

Effective April 1, 1996, General Electric Capital Corporation completed the purchase of all the common stock of Life of Virginia and Forth Financial Resources, Ltd., the parent of Forth Financial Securities Corporation (FFSC) from Aon. FFSC is the principal underwriter of the shares of the Fund. As a result of the sale, the Aon Savings Plan redeemed all shares of the various portfolios of the Fund prior to December 30, 1996. In addition, Combined Insurance Company of America (CICA), a wholly-owned subsidiary of Aon, redeemed all shares of the International Equity portfolio that was invested in 1995 for purposes of seeding the portfolio.

The shares redeemed during the year are as follows:

                                       Number of            Portfolio
                                        Shares
--------------------------------------------------------------------------------
           Aon Savings Plan:
                                       2,702,840       Common Stock Index
                                       1,190,992       Government Securities
                                       2,253,142       Money Market
                                       2,969,295       Total Return
                                       1,002,341       International Equity
                                         122,444       Real Estate Securities
           CICA:
                                       1,019,175       International Equity

2. Significant Accounting Policies

Valuation of Investments: Securities traded on a national exchange are valued at the last reported sale on the last business day of the period. Securities traded on the over-the-counter market are stated at a price between the bid and asked quotations. Securities for which quotations are not readily available are valued at the estimated fair value obtained from yield data relating to instruments or securities with similar characteristics. Commercial paper is purchased at par value. Short-term securities purchased at a premium or discount are valued at amortized cost, which approximates fair market value. Foreign securities in the International Equity portfolio for which quotations are readily available are valued at the last sales price, or if no sale price, at the closing bid prices in the principal market in which such securities are normally traded. Foreign securities for which market quotations are not readily available are valued primarily using dealer-supplied valuations. The values of foreign securities denominated in or expected to settle in foreign currencies have been translated into U.S. dollars at the foreign exchange rates reported by a major pricing service.

                       Life of Virginia Series Fund, Inc.
                    Notes to Financial Statements (continued)

Investment Transactions and Income: Security transactions are recorded on the trade date (the date the order to buy or sell is executed) plus one day. Interest income is recorded on the accrual basis and dividend income is reported on the ex-dividend date. Realized gains and losses on investments are determined on a first-in, first-out basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Distribution to Shareholders: Distributions of net investment income and capital gains are determined in accordance with income tax regulations and are declared and paid yearly. The Fund has no material differences between book and tax income.

Foreign Currency Transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at the end of the reporting period, resulting from changes in the exchange rate.

2. Significant Accounting Policies (continued)

Other income and expenses are translated into U.S. dollars at the foreign exchange rates reported by a major pricing service on the respective date of the transactions.

Federal Income Taxes: The Funds policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Government Securities Portfolios accumulated net realized loss of $450,595 on sales of investments is available to offset future tax gains for Federal income tax purposes. If unused, this loss carryover expires in 2002.

Fund Year End: The Funds net assets are valued as of December 30, 1996. The net asset value of each portfolio is not calculated on December 31 when December 31 falls on a weekday.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the period. Actual results could differ from those estimates.

                       Life of Virginia Series Fund, Inc.
                    Notes to Financial Statements (continued)

3. Capital Share Transactions

At December 30, 1996, there were 250,000,000 shares of $.01 par value common stock authorized in each portfolio of the Fund. An analysis of net assets at December 30, 1996 follows:


                                Common                                                       Real
                                 Stock     Government        Money                       International       Estate
                                 Index     Securities       Market       Total Return        Equity        Securities
                               Portfolio    Portfolio      Portfolio      Portfolio        Portfolio        Portfolio
----------------------------------------------------------------------------------------------------------------------------
Common stock -
  $.01 par value           $     23,457   $     14,398     $   109,112    $     21,847    $      16,293    $     17,389
Accumulated net realized
  loss on sales of
  investments                        --       (450,595)            --              --                --             --
Paid in capital              53,138,953     15,521,521     119,037,786      33,796,277       17,224,706      19,966,762
Dividends payable           (25,790,709)    (1,526,214)     (5,892,059)    (10,678,677)      (1,104,642)     (1,643,298)
Undistributed net
  investment income              40,636            348           7,930              --               --             --
Unrealized appreciation
  of investments              8,109,815        211,992             --        4,674,581        1,507,488       6,192,395
                           ------------   ------------    ------------    ------------    -------------    ------------
Net assets                 $ 35,522,152   $ 13,771,450    $113,262,769    $ 27,814,028    $  17,643,845    $ 24,533,248
                           ============   ============    ============    ============    =============    ============


For the Government Securities Portfolio, the accumulated net realized loss on sales of investments of $62,255 has been reclassified to paid in capital as of December 30, 1996 to reflect the difference between financial reporting and tax reporting.

                       Life of Virginia Series Fund, Inc.

3. Capital Share Transactions (continued)

A summary of capital share transactions follows:

                                Common          Government          Money            Total        International      Real Estate
                                 Stock          Securities          Market          Return          Equity            Securities
                               Portfolio        Portfolio         Portfolio        Portfolio       Portfolio          Portfolio
                               ---------        ---------         ---------        ---------       ---------          ---------
Balance at
December 31, 1994             1,521,763.402   1,324,525.855     3,295,804.202    2,589,602.617           --             --
Shares sold                   1,724,502.707   1,110,603.363     4,980,205.753    1,671,480.292    1,445,079.395     1,170,284.586
Shares issued to share-
  holders in reinvestment
  of dividends and
  distributions                  60,268.746     132,251.775       223,722.137      316,672.376       27,499.836        66,903.314
                              -------------   -------------    --------------    -------------    -------------     -------------
    Total issued              1,784,771.453   1,242,855.138     5,203,927.890    1,988,152.668    1,472,579.231     1,237,187.900
Shares reacquired              (161,547.365)   (305,502.791)   (2,412,483.605)    (151,411.433)      (6,016.718)      (22,406.663)
                              -------------   -------------    --------------    -------------    -------------     -------------
  Net increase in
    shares                    1,623,224.088     937,352.347     2,791,444.285    1,836,741.235    1,466,562.513     1,214,781.237
                              -------------   -------------    --------------    -------------    -------------     -------------
Balance at
  December 31, 1995           3,144,987.490   2,261,878.202     6,087,248.487    4,426,343.852    1,466,562.513     1,214,781.237
Shares sold                   2,040,664.057     946,787.497    17,868,329.943    1,306,830.910    2,420,950.819       962,667.550
Shares issued to share-
  holders in reinvestment
  of dividends and
  distributions                      --              --                --               --               --             --
                              -------------   -------------    --------------    -------------    -------------     -------------
    Total issued              2,040,664.057     946,787.497    17,868,329.943    1,306,830.910    2,420,950.819      962,667.550
Shares reacquired            (2,839,987.324) (1,768,840.698)  (13,044,357.657)  (3,548,502.755)  (2,258,248.409)    (438,509.076)
                              -------------   -------------    --------------    -------------    -------------     -------------
  Net increase (decrease)
    in shares                  (799,323.267)   (822,053.201)    4,823,972.286   (2,241,671.845)     162,702.410      524,158.474
                              -------------   -------------    --------------    -------------    -------------     -------------
Balance at
  December 30, 1996           2,345,664.223   1,439,825.001    10,911,220.773    2,184,672.007    1,629,264.923     1,738,939.711
                              =============   =============    ==============    =============    =============     =============


Life of Virginia Series Fund, Inc.

4. Investment Transactions

Purchases and sales, excluding maturities, of investment securities during 1996 were as follows:


                                Common        Government         Money            Total        International     Real Estate
                              Stock Index     Securities        Market            Return           Equity         Securities
                               Portfolio       Portfolio       Portfolio        Portfolio        Portfolio        Portfolio
                               ---------       ---------       ---------        ---------        ---------        ---------

Purchases
   U.S. Government and
     Agency Obligations                --     $78,717,488               --    $  46,881,133               --              --
   Corporate bonds                     --              --               --        5,917,975               --              --
   Commercial paper         $  84,030,757              --     $660,550,881      149,148,357               --     $25,244,351
   Common stock                53,956,111              --               --       43,396,269      $35,755,750      12,380,660
   Preferred stock                 73,361              --               --          891,635               --              --
                             ------------     -----------      -----------     ------------      -----------     -----------
     Total purchases         $138,060,229     $78,717,488     $660,550,881     $246,235,369      $35,755,750     $37,625,011
                             ============     ===========      ===========     ============      ===========     ===========
Sales
   U.S. Government and
     Agency Obligations                --     $81,625,016               --      $66,904,002               --              --
   Corporate bonds                     --              --               --        4,647,331               --              --
   Commercial paper           $17,522,077              --      $27,069,285       48,680,043               --     $11,193,771
   Common stock                83,126,616              --               --       54,820,333      $34,106,030       5,218,002
   Preferred stock                 15,438              --               --          701,046               --              --
                             ------------     -----------      -----------     ------------      -----------     -----------
     Total sales             $100,664,131     $81,625,016      $27,069,285     $175,752,755      $34,106,030     $16,411,773
                             ============     ===========      ===========     ============      ===========     ===========



At December 30, 1996, based on cost for federal income tax purposes, net unrealized appreciation of portfolio securities consisted of the following:


                                Common          Government          Money           Total       International     Real Estate
                              Stock Index       Securities         Market          Return          Equity         Securities
                               Portfolio         Portfolio        Portfolio       Portfolio       Portfolio        Portfolio
                               ---------         ---------        ---------       ---------       ---------        ---------

Appreciated securities         $8,691,914         $247,528            $0         $5,491,957        $2,211,544      $6,270,142
Depreciated securities           (625,283)         (35,536)           (0)          (817,376)         (704,056)        (77,747)
                               ----------         --------            --         ----------        ----------      ----------

Net unrealized appre-
   ciation                     $8,066,631         $211,992            $0         $4,674,581        $1,507,488      $6,192,395
                               ==========         ========            ==         ==========        ==========      ==========


                       Life of Virginia Series Fund, Inc.

4. Investment Transactions (continued)

The Common Stock Portfolio of the Fund may purchase or sell financial futures contracts. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund or Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum initial margin requirements of the exchange of which the contract is traded. Pursuant to the contract, the Fund or Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund or Portfolio as unrealized gains or losses. When the contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund or Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund or Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The Common Stock Index Portfolio had the following open futures contracts at December 30, 1996:

                              Number of     Contract    Expiration    Unrealized
                              Contracts       Value        Date          Gain
                              ---------       -----        ----          ----
   Purchased
   Standard & Poors 500
   Stock Index Futures           14        $5,313,700   March 1997      $43,184

The aggregate market value of eligible securities or cash pledged to cover requirements for open futures positions at December 30, 1996 was $447,913.

The International Equity portfolio experienced a $85,716 net realized loss on settlements relating to foreign securities.

                       Life of Virginia Series Fund, Inc.

5. Investment Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory contract with Aon Advisors, Inc. (Investment Advisor), a subsidiary of Aon, investment advisory fees will be deducted from the Fund daily and paid monthly. The schedule of investment advisory fees follows:

Common Stock Index Fund: .35%

Government  Securities  Portfolio,  Money  Market  Portfolio  and  Total  Return
Portfolio:

           Aggregate Average Daily Net Assets          Fee Percentage
                      (in millions)                 (on an annual basis)
           ----------------------------------       --------------------
                       First  $100                          .50%
                       Next    100                          .45
                       Next    100                          .40
                       Next    100                          .35
                       Over    400                          .30

International Equity Portfolio:

       Aggregate Average Daily Net Assets          Fee Percentage
                  (in millions)                 (on an annual basis)
       ----------------------------------       --------------------
                   First  $100                         1.00%
                   Next    100                          .95
                   Over    200                          .90

Real Estate Securities Portfolio:

        Aggregate Average Daily Net Assets          Fee Percentage
                   (in millions)                 (on an annual basis)
       ----------------------------------       --------------------
                    First  $100                          .85%
                    Next    100                          .80
                    Over    200                          .75

Effective July 1, 1994, the investment advisor agreed to waive .40% of the advisory fee for the Money Market Portfolio such that the effective annual rate is .10%.

                       Life of Virginia Series Fund, Inc.

5. Investment Advisory Fee and Other Transactions with Affiliates (continued)

The Investment Advisor provides administrative services to the Fund and manages its business affairs, including personnel, facilities and equipment and all legal, accounting and other costs incurred in the operation of the Fund. Expenses of each portfolio of the Fund are subject to reimbursement to the extent that ordinary business expenses of the Fund (including the advisory fees but excluding attorneys' fees, court judgments, decrees or awards, or any other litigation costs in legal actions involving the Fund, or costs relating to the indemnification of directors, officers, or employees of the Fund, not covered by directors' and officers' liability insurance) in any year exceed (a) 1.5% of the first $30 million of aggregate average daily net assets and 1% of any excess of the aggregate average daily net assets over $30 million of the Government Securities, Total Return, and Real Estate Securities portfolios of the Fund (b)
 .75% of the average daily net assets of the Common Stock Index and Money Market portfolios of the Fund (c) 1.75% of the first $30 million of aggregate average daily net assets and 1.00% of any excess of the aggregate average daily net assets over $30 million of the International Equity portfolio. Effective July 1, 1995, on a voluntary basis (outside the investment advisory agreement), the Investment Advisor has agreed to reimburse the International Equity and Real Estate Securities portfolios for expenses in excess of the following amounts:
International Equity Portfolio, 1.50% of the first $30 million of average daily net assets; Real Estate Securities Portfolio, 1.25% of the first $30 million of average daily net assets.

Certain officers and directors of the Fund were also officers and directors of the Investment Advisor, Life of Virginia and Aon. The Fund incurred fees and expenses for attendance by unaffiliated directors at meetings during 1996 of $16,868.

A Stock Sale Agreement between Life of Virginia and the Fund was approved which allows the Fund effective October 1, 1996 to sell shares to the newly created Separate Account 5 which has been set up to facilitate sales of Life of Virginias new group annuities which will be marketed to 401(k) Plans of small businesses.

                       Life of Virginia Series Fund, Inc.

6. Subsequent Events

The Funds Board of Directors voted, subject to shareholder approval, the following matters to be effective as of May 1, 1997:

     o Change the name of the Fund from Life of Virginia Series Fund, Inc. to GE Investments Funds, Inc.

     o    Change the names of the Fund's portfolios as follows:

                      From                                 To
         --------------------------------------------------------------------

         Common Stock Index Portfolio             S&P 500 Index Fund
         Government Securities Portfolio          Government Securities Fund
         Money Market Portfolio                   Money Market Fund
         Total Return Portfolio                   Total Return Fund
         International Equity Portfolio           International Equity Fund
         Real Eastate Securities Portfolio        Real Eastate Securities Fund

     o Replace Investment Advisor and Sub-Advisor of the International Equity portfolio with GE Investment Management Incorporated, a subsidiary of General Electric Capital Corporation.

     o Create two new portfolios (a Global Fixed Income Portfolio and a Value Equity Portfolio).

     o Create several new classes of the Funds capital stock to allow for creation of future portfolios.

The dividends payable at December 30, 1996 were reinvested on January 2, 1997 and increased shares outstanding as follows:

                  Portfolio                      Increase in Shares
          -----------------------------------------------------------

          Common Stock Index                        1,703,481.440
          Government Securities                      159,645.816
          Money Market                               567,635.742
          Total Return                               838,859.152
          International Equity                       101,998.338
          Real Estate Securities                     116,463.359


                                                                                                    Common
                                                             Common Stock Index                     Stock
                                                                  Portfolio                        Portfolio
                                            -----------------------------------------------------------------
                                            1996            1995          1994          1993          1992
                                            ----            ----          ----          ----          ----

Net asset value at beginning of period     $20.99         $15.72         $15.99         $17.04        $16.21

Net investment income                         .78            .27            .22            .31           .35
Net realized and unrealized gain (loss)
  on investments                             4.36           5.41           (.23)          2.16          1.01
                                           ------         ------         ------         ------        ------
Income from investment operations            5.14           5.68           (.01)          2.47          1.36
Dividends paid to shareholders from:
  Net investment income                      (.77)          (.27)          (.22)          (.31)         (.35)
  Net realized gain                        (10.22)          (.14)          (.04)         (3.21)         (.17)
  Return of capital                           --             --             --             --           (.01)
                                           ------         ------         ------         ------        ------
                                           (10.99)          (.41)          (.26)         (3.52)         (.53)
                                           ------         ------         ------         ------        ------

Increase (decrease) in net asset value      (5.85)          5.27           (.27)         (1.05)          .83
                                           ------         ------         ------         ------        ------
Net asset value at end of year             $15.14         $20.99         $15.72         $15.99        $17.04
                                           ======         ======         ======         ======        ======

Total Return                                24.51%         36.14%         (0.06)%        14.52%         8.39%
                                           ======         ======         ======         ======        ======

Ratios:

Ratio of expenses to average net assets      0.48%           0.66%          0.75%         0.87%         1.03%
Ratio of net investment income to
  average net assets                         1.91%           1.98%          2.22%         2.00%         2.24%
Portfolio turnover                          63.06%          14.58%          4.31%        73.43%         9.72%

Average commission rate paid                 $.05             N/A            N/A           N/A           N/A

Net assets at end of period            $35,522,152     $66,016,840    $23,929,572    $8,276,765    $5,178,316


In 1994, the Common Stock Index portfolio received an expense reimbursement from the investment advisor. Absent this reimbursement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.10% and 1.90%, respectively, for 1994.

Due to the significant increase in Fund shares in 1995 and the significant decrease in 1996 related to the Aon Savings Plan, the net changes from the 1994 and 1995 Net Asset Value per share as calculated in accordance with the requirements of Form N-1A are not commensurate with the Statement of Changes in Net Assets.

                       Life of Virginia Series Fund, Inc.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.



                                                            Government Securities                           Stock
                                                                  Portfolio                               Portfolio
                                                                  ---------                               ---------

                                                1996            1995           1994            1993           1992
                                                ----            ----           ----            ----           ----
Net asset value at beginning of period         $10.48          $ 9.51         $10.49          $10.54         $10.54

Net investment income                            1.01             .49            .42             .45            .69
Net realized and unrealized gain (loss)
  on investments                                 (.87)           1.13           (.98)            .50            .06
                                               ------          ------         ------          ------         ------
Income from investment operations                 .14            1.62           (.56)            .95            .75
Dividends paid to shareholders from:
  Net investment income                         (1.02)           (.49)          (.42)           (.45)          (.69)
  Net realized gain                              (.04)           (.16)           --             (.54)          (.05)
  Return of capital                               --              --             --             (.01)          (.01)
                                               ------          ------         ------          ------         ------
                                                (1.06)           (.65)          (.42)          (1.00)          (.75)
                                               ------          ------         ------          ------         ------

Increase (decrease) in net asset value           (.92)            .97           (.98)           (.05)         --
                                               ------          ------         ------          ------         ------
Net asset value at end of period                $9.56          $10.48          $9.51          $10.49         $10.54
                                               ======          ======         ======          ======         ======

Total Return                                     1.34%          17.08%         (5.34)%          8.96%          7.13%
                                               ======          ======         ======          ======         ======
Ratios:

Ratio of expenses to average net assets          0.67%           0.74%          0.81%           0.86%          0.99%
Ratio of net investment income to
  average net assets                             5.64%           5.92%          5.44%           5.41%          6.69%
Portfolio turnover                             322.07%         130.64%        565.65%         112.86%         14.43%

Net assets at end of period               $13,771,450     $23,708,181    $12,598,072      $7,884,928     $5,053,246


Due to the significant increase in Fund shares in 1995 and the significant decrease in 1996 related to the Aon Savings Plan, the net changes from the 1994 and 1995 Net Asset Value per share as calculated in accordance with the requirements of Form N-1A are not commensurate with the Statement of Changes in Net Assets.

Life of Virginia Series Fund, Inc.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                    Money Market Portfolio
                                                                    ----------------------

                                                1996            1995           1994             1993          1992
                                                ----            ----           ----             ----          ----

Net asset value at beginning of period         $10.36          $10.17          $10.08          $10.04        $10.00

Net investment income                             .56             .60             .29             .25           .31
Net realized and unrealized gain (loss)
  on investments                                 --              --               .09            (.01)         --

Income from investment operations                 .56             .60             .38             .24           .31
Dividends paid to shareholders from:
  Net investment income                          (.54)           (.41)           (.29)           (.20)         (.26)
  Net realized gain
  Return of capital                                                                                            (.01)
                                               ------          ------          ------          ------        ------
                                                 (.54)           (.41)           (.29)           (.20)         (.27)
                                               ------          ------          ------          ------        ------

Increase (decrease) in net asset value            .02             .19             .09             .04           .04
                                               ======          ======          ======          ======        ======

Net asset value at end of period               $10.38          $10.36          $10.17          $10.08        $10.04
                                               ======          ======          ======          ======        ======

Total Return                                     5.41%           5.90%           3.77%           2.39%         3.10%
                                               ======          ======          ======          ======        ======

Ratios:

Ratio of expenses to average net assets          0.15%           0.23%           0.42%           0.75%         0.75%
Ratio of net investment income to
  average net assets                             5.29%           5.74%           4.04%           2.53%         3.06%
Portfolio turnover                               N/A             N/A             N/A             N/A           N/A

Net assets at end of period              $113,262,769     $63,083,360     $33,528,739      $9,094,184    $5,845,136


Effective July 1, 1994, the investment advisor agreed to waive a portion of the advisory fee for the Money Market Portfolio. Absent this waiver, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .55% and 4.89% for 1996, .63% and 5.30% for 1995, and
 .70% and 3.76% for 1994, respectively.

Due to the significant increase in Fund shares in 1995 and the significant decrease in 1996 related to the Aon Savings Plan, the net changes from the 1994 and 1995 Net Asset Value per share as calculated in accordance with the requirements of Form N-1A are not commensurate with the Statement of Changes in Net Assets.

                       Life of Virginia Series Fund, Inc.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                    Total Return Portfolio
                                                                    ----------------------
                                               1996             1995           1994             1993          1992
                                               ----             ----           ----             ----          ----

Net asset value at beginning of period         $15.93          $13.40          $13.59          $13.00        $12.62

Net investment income                            1.02             .41             .35             .42           .44
Net realized and unrealized gain (loss)
  on investments                                  .67            3.34            (.01)           1.35           .51
Income from investment operations                1.69            3.75             .34            1.77           .95
Dividends paid to shareholders from:
  Net investment income                         (1.02)           (.42)           (.35)           (.41)         (.44)
  Net realized gain                             (3.87)           (.80)           (.18)           (.76)         (.12)
  Return of capital                                                                              (.01)         (.01)
                                               ------          ------          ------          ------        ------
                                                (4.89)          (1.22)           (.53)          (1.18)         (.57)
                                               ------          ------          ------          ------        ------

Increase (decrease) in net asset value          (3.20)           2.53            (.19)            .59           .38
                                               ======          ======          ======          ======        ======
Net asset value at end of period               $12.73          $15.93          $13.40          $13.59        $13.00
                                               ======          ======          ======          ======        ======

Total Return                                    10.60%          28.07%           2.54%          13.67%         7.53%
                                               ======          ======          ======          ======        ======

Ratios:

Ratio of expenses to average net assets          0.60%           0.65%           0.77%           0.85%         0.98%
Ratio of net investment income to
  average net assets                             2.73%           3.42%           4.00%           3.80%         4.13%
Portfolio turnover                             144.02%         105.56%          66.92%          48.12%        12.46%

Average commission rate paid                     $.06             N/A             N/A             N/A           N/A

Net assets at end of period               $27,814,028     $70,507,093     $34,708,256     $12,609,407    $7,247,897


Due to the significant increase in Fund shares in 1995 and the significant decrease in 1996 related to the Aon Savings Plan, the net changes from the 1994 and 1995 Net Asset Value per share as calculated in accordance with the requirements of Form N-1A are not commensurate with the Statement of Changes in Net Assets.

                       Life of Virginia Series Fund, Inc.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.
                                               International Equity Portfolio
                                              --------------------------------
                                                               Period from
                                                             May 1, 1995 to
                                               1996         December 31, 1995
                                              --------------------------------

Net asset value at beginning of period         $10.47             $10.00

Net investment income                             .03                .20
Net realized and unrealized gain (loss)
   on investments                                1.01                .47
                                               ------             ------
Income from investment operations                1.04                .67
Dividends paid to shareholders from:
   Net investment income                         (.03)              (.20)
   Net realized gain                             (.65)              --
                                               ------             ------
                                                 (.68)              (.20)
                                               ------             ------

Increase (decrease) in net asset value            .36                .47
                                               ------             ------
Net asset value at end of period               $10.83             $10.47
                                               ======             ======

Total Return                                     9.91%              6.70%*
                                               ======             ======
Ratios:

Ratio of expenses to average net assets          1.50%              1.54%*
Ratio of net investment income to
   average net assets                            0.23%              0.44%*
Portfolio turnover                             149.72%             58.11%*

Average commission rate paid                     $.03                N/A

Net assets at end of period               $17,643,845        $15,347,782


*Amounts have been determined on an annualized basis.

In 1995 and 1996, the International Equity portfolio received expense reimbursements from the investment advisor. Absent this reimbursement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.56% and .17% for 1996 and 2.17% and (.18%) for 1995, respectively.

Yen-based convertible bonds are excluded from the average commission rate paid due to the nominal commissions paid which dilutes the results. Had those securities been included, the average commission rate would have been $.00.

                       Life of Virginia Series Fund, Inc.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                Real Estate Equity Portfolio
                                              -------------------------------
                                                               Period from
                                                             May 1, 1995 to
                                               1996         December 31, 1995
                                              -------------------------------

Net asset value at beginning of period         $11.05             $10.00

Net investment income                             .64                .46
Net realized and unrealized gain (loss)
   on investments                                3.36               1.23
                                               ------             ------
Income from investment operations                4.00               1.69
Dividends paid to shareholders from:
   Net investment income                         (.65)              (.46)
   Net realized gain                             (.29)              (.18)
                                               ------             ------
                                                 (.94)              (.64)
                                               ------             ------

Increase (decrease) in net asset value           3.06               1.05
                                               ------             ------
Net asset value at end of period               $14.11             $11.05
                                               ======             ======

Total Return                                    36.24%             17.00%*
                                               ======             ======

Ratios:

Ratio of expenses to average net assets          1.07%              1.31%*
Ratio of net investment income to average
   net assets                                    5.90%              6.85%*
Portfolio turnover                              30.36%             54.43%*

Average commission rate paid                     $.06                N/A

Net assets at end of period               $24,533,248        $13,428,877


*Amounts have been determined on an annualized basis.

In 1995, the Real Estate Securities portfolio received an expense reimbursement from the investment advisor. Absent this reimbursement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.61% and 6.55%, respectively.

                                   APPENDIX A

Description of Money Market Securities

The following information includes a description of certain money market instruments in which a Fund may invest to the extent consistent with its investment objective.

Bank Money Instruments. These include instruments, such as certificates of deposit and bankers' acceptances. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

A Fund may not invest in any security issued by a commercial bank or a savings and loan association unless the bank or association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation, in the case of banks, or the Federal Savings and Loan Insurance Corporation, in the case of savings and loan associations, provided that this limitation shall not prohibit investments in foreign branches of banks which meet the foregoing requirements.

Government   Agency   Securities.   These  include  debt  securities  issued  by
government-sponsored enterprises, federal agencies or instrumentalities and international institutions. Such securities are not direct obligations of the U.S. Treasury but involve government sponsorship or guarantees. Thus the Company may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

United States Government Securities. These include marketable securities issued by the United States Treasury, which consist of bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Short-Term Corporate Debt Instruments. These include commercial paper (including variable amount master demand notes), which refers to short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower's consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis in accordance with a stated short-term interest rate benchmark. Since the interest rate of a variable amount master note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Company values such a note in accordance with the amortized cost basis at the outstanding principal amount of the note.
(See Determination of Net Asset Value, on page 29.)

Also included are nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with less than one year remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer term issues. Commercial paper investments at the time of purchase will be rated at least "A" by Standard and Poor's or "Prime" by Moody's or, if not rated, issued by companies having an outstanding debt issue rated at least "A" by Standard and Poor's or by Moody's. (See Corporate Bond Ratings, Appendix B.)

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires ownership of the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will consist only of U.S. government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances. Repurchase agreements usually are for short periods, such as under one week. Repurchase agreements are considered to be loans under the 1940 Act, with the security subject to repurchase, in effect, serving as "collateral" for the loan. The Company will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller because of bankruptcy or otherwise, the Company may suffer time delays and incur costs or losses in connection with the disposition of the collateral. Repurchase agreements will be entered into with primary dealers for periods not to exceed 30 days and only with respect to underlying money market securities in which the Fund may otherwise invest. A repurchase agreement maturing in more than seven days is deemed an illiquid investment.

                                   APPENDIX B

Description of Corporate Bond Ratings

Moody's Investors Services, Inc.

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to relative standing within the major rating categories.

Description of Commercial Paper Ratings

     Commercial paper rated A-1 by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investor's Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trends of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                           GE INVESTMENTS FUNDS, INC.


PART C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  Financial Statements


     The financial statements of GE Investments Funds, Inc. are included in Part B to this Registration Statement.


(b)  Exhibits


1 Amended and restated Articles of Incorporation of GE Investments Funds, Inc., to be filed by amendment.


2         Amended and restated  By-laws of Life of Virginia  Series  Fund,  Inc.
          dated January 25, 1995 incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

3         Not Applicable

4         Not Applicable

5(a) Investment Advisory Agreement between Life of Virginia Series Fund, Inc. and Aon Advisors, Inc., dated May 1, 1993 incorporated herein by reference to post-effective amendment #13 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on April 29, 1994.

5(b) New Investment Advisory Agreement between Life of Virginia Series Fund, Inc. and Aon Advisors, Inc. dated April 27, 1995, covering the International Equity Portfolio incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

5(c) New Investment Advisory Agreement between Life of Virginia Series Fund, Inc. and Aon Advisors, Inc. dated April 27, 1995, covering the Real Estate Securities Portfolio incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

5(d) Form of Investment Sub-Advisory Agreement between Aon Advisors, Inc. and Perpetual Portfolio Management, Limited incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

5(e) Form of Investment Sub-Advisory Agreement between Aon Advisors, Inc. and Genesis Realty Capital Management, L.P. incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.


5(f) Form of Investment Sub-Advisory Agreement between Aon Advisors, Inc. and GMG/Seneca Capital Management, LLC incorporated herein by reference to exhibit 17 to post-effective amendment # 16 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1996.

5(g) Investment Advisory and Administration Agreement dated May 1, 1997, between GE Investments Funds, Inc. and GE Investment Management Incorporated.

5(h) Sub-Advisory Agreement dated May 1, 1997, between GE Investment Management Incorporated and GMG/Seneca Capital Management, LLC.

6 Underwriting Agreement between Life of Virginia Series Fund, Inc. and Forth Financial Securities Corporation, dated April 2, 1996 incorporated herein by reference to post-effective amendment #16 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1996.


7         Not Applicable

8(a) Custody Agreement between Life of Virginia Series Fund, Inc. and Crestar incorporated herein by reference to post-effective amendment #4 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on 4/10/87.

8(b) Form of Custody Agreement between Life of Virginia Series Fund, Inc. and Firstar Trust Company incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

8(c) Form of Sub-Custody Agreement between Firstar Trust Company and Chase Manhattan Bank, N.A. incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.


8(d) Custody Agreement dated May 1, 1997, between GE Investments Funds, Inc. and State Street Bank and Trust Company, to be filed by amendment.

9         Not Applicable.


10 Opinion and consent of William E. Daner, Jr., Esq. incorporated herein by reference to pre-effective amendment #1 to this Forn N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on 12/21/84.


11(a)     Consent of Sutherland, Asbill & Brennan, LLP.

11(b)     Consent of Ernst & Young, LLP.


12        Not Applicable.


13(a) Letter regarding initial capital incorporated herein by reference to post-effective amendment #1 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on 6/28/85.

13(b) Stock Sale Agreement incorporated herein by reference to pre-effective amendment #1 to this Form N-1A registration statement (File No.
          2-91369), filed with the Securities and Exchange Commission on 12/21/84.

13(c) Stock Sale Agreements for Separate Accounts III and 4; Amendments to Stock Sale Agreements for Separate Accounts I and II incorporated herein by reference to post-effective amendment #7 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on 4/19/89.

14        Not Applicable.

15        Not Applicable.


16        Not Applicable.

17.       Financial Data Schedules.

18.       Not applicable.

19        Not Applicable



Item 25. Persons Controlled by or Under Common Control with Registrant.


     GE Investments Funds, Inc. ("Fund") is a Virginia corporation organized on May 14, 1984. The Life Insurance Company of Virginia, a corporation chartered under the Laws of the Commonwealth of Virginia, has provided the initial investment in the Fund. The Life Insurance Company of Virginia owns a significant amount of the shares of each class of the Fund's stock through the Separate Accounts to support the variable life insurance and variable annuity contracts which it offers.

     The Life Insurance Company of Virginia is an indirect, wholly-owned subsidiary of General Electric Capital Corporation ("GE Capital"). GE Capital, a diversified financial services company, is a wholly-owned subsidiary of General Electric Company. The chart that follows this page illustrates the structure of GE Capital and its subsidiaries.




---------------------------------------------------------------------------------------------------------------------------
         |                                                                |
         |                                                                |
                                                                          |
      Various                                                     General Electric
   Subsidiaries                                                Capital Services, Inc.
                                                                   (06-1109503) DE
                                                                          |
                                                                          |
---------------------------------------------------------------------------------------------------------------------------
                                                        |                                  |
                                                        |                                  |
                                                General Electric                        Various
                                               Capital Corporation                   Subsidiaries
                                                 (13-1500700) NY
                                                        |
                                                        |
                                                GNA Corporation
                                                 (91-1277112) NA
                                                        |
                                                        |
                                                        |
---------------------------------------------------------------------------------------------------------------------------
         |           |                 |                |                 |                |               |
   GNA Mortgage      |      GNA Distributors, Inc.      |       GNA Securities, Inc.       |         GNA Insurance
Funding Corporation  |          (91-1601607) WA         |          (91-1143830) WA         |        Services, Inc.
 (91-1635446) OH     |                                  |          (51-0348373) DE         |               |
         |           |                                  |                                  |               |
         |           |                                  |                                  |               |
         |      GNA Capital                     General Electric                        Various      Various State
         |   Management, Inc.                   Capital Assurance                    Subsidiaries      Specific
         |    (91-1356174) WA                        Company                                         Subsidiaries
         |      NAIC #70025                             |
         |    (91-6027719) DE                           |
         |                                              |
         |                                              |
         |                                              |
---------------------------------------------------------------------------------------------------------------------------
         |           |                 |                |                 |                |
         |    Great Northern    American First  Federal Home Life     AMEX Life           LOV
         |    Insured Annuity    Security Life      Insurance         Assurance
         |      Corporation        Insurance         Company           Company
         |      NAIC #94366         Company        NAIC #67695       NAIC #67952
         |    (91-1127115) WA     NAIC #73091    (35-0576390) IN  (95-20099931) CA
         |                      (05-0399955) RI
         |           |                                  |
52%      |           |  40%                             |
         |           |                                  |
         |           |                                  |
         |           |                                  |
---------------------------------------------------------------------------------------------------------------------------
GR Capital Life Assurance                                             |         |
Company of New York                       PHP Life            The Harvest Life
(fka First GNA Life Insurance             Insurance               Insurance
Company of New York)                       Company                 Company
    NAIC #72990                          NAIC #84808             NAIC #79421
  (22-2882416) NY                      (38-2055892) FL         (94-1099737) OH


Item 26. Number of Holders of Securities


                                           Number of Record Holders
Title of Class                                 as of May 1, 1997
-----------                                 ----------------------


Capital Stock, Class A                                 6

Capital Stock, Class B                                 6

Capital Stock, Class C                                 6

Capital Stock, Class D                                 6

Capital Stock, Class E                                 6

Capital Stock, Class F                                 6


Capital Stock, Class G                                 1

Capital Stock, Class H                                 1



Item 27. Indemnification

     Under Section 13.1-697.A of the Virginia Stock Corporation Act, with respect to any threatened, pending or completed proceeding against a present or former director, officer, employee or agent ("corporate representative") of the registrant, except a proceeding brought by or on the behalf of the registrant, the registrant may indemnify the corporate representative against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such proceedings, if:
(i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the registrant; and (ii) with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. The registrant is also authorized under Section 13.1-3.1(b) of the Virginia Stock Corporation Act to indemnify a corporate representative under certain circumstances against expenses incurred in connection with any threatened, pending, or completed proceeding brought by or in the right of the registrant.

     The Articles of Incorporation of the Fund (Exhibit 1.(c) to this Registration Statement) provide that the Fund may indemnify it corporate representatives, in a manner that is consistent with the laws of the Commonwealth of Virginia. The Articles preclude indemnification for "disabling conduct" (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification shall be made.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser.

 Directors and executive officers of GEIM are listed below.

 Name                                                                Principal Occupation
 ----                                                                --------------------
 John H. Myers - Chairman of the Board of Directors, CEO             Chairman and President, GEIM
 Eugene K. Bolton - Director                                         Executive Vice President, GEIM
 Michael J. Cosgrove - Director                                      Executive Vice President, GEIM
 Ralph R. Layman - Director                                          Executive Vice President, GEIM


 Alan M. Lewis - Director                                            Executive Vice President, General


 Counsel and Secretary, GEIM
 Robert A. MacDougall - Director                                     Executive Vice President, GEIM
 Geoffrey R. Norman - Director                                       Executive Vice President, GEIM
 Donald W. Torey - Director                                          Executive Vice President, GEIM



     The address for each person listed above is 3003 Summer St., Stamford, CT 06905.


Item 29.  Principal Underwriters


(a) Forth Financial Securities, Inc. ("FFSC") serves as principal underwriter for the registrant and also acts as principal underwriter for the variable life insurance contracts and variable annuity contracts issued by The Life Insurance Company of Virginia through various separate accounts that are registered as unit investment trusts. The principal business address of FFSC is 6610 West Broad Street, Richmond, Virginia 23230.


(b) The principal business address of directors and officers of FFSC is the same as that of FFSC. Set forth below is a list of each director and officer of FFSC.


Name and Position With FFSC                 Position With Registrant
---------------------------                 ------------------------

Scott R. Reeks, President                   None
Treasurer, and Compliance
Officer

Jerry G. Overman, Assistant                 None
Treasurer

William E. Daner,                           None
General Counsel

Linda L. Lanam                              None
Secretary



Item 30.  Location of Accounts and Records

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Fund (3003 Summer Street, Stamford, CT 06905) or at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02101.

Item 31.  Management Services

None.

Item 32.  Undertakings


(a)  Not applicable.

(b) The Registrant undertakes to file a post-effective amendment, containing reasonably current financial statements for the Global Income Fund and the Value Equity Fund (that need not be certified) within four to six months from the effective date of this post-effective amendment number 18.

(c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

(d) The Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon any question of removal of a director or directors, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, GE Investments Funds, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 18 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stanford, State of Connecticut, on the 23rd day of April, 1997.



                                           GE Investments Funds, Inc.





                                                /s/
                                           By:______________________________
                                                 Paul E. Rutledge, President

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                               Title                                        Date
---------                               -----                                        ----




 /s/
__________________________________      President (Principal Executive Officer)      4/23/97
Paul E. Rutledge                        and Director

/s/
__________________________________      Treasurer (Principal Financial               4/23/97
Jeffrey A. Groh                         and Accounting Officer)

/s/
__________________________________      Director                                     4/23/97
Michael J. Cosgrove

/s/
__________________________________      Director                                     4/23/97
John R. Costantino

/s/
__________________________________      Director                                     4/23/97
William J. Lucas

/s/
__________________________________      Director                                     4/23/97
Robert P. Martin, Jr.

/s/
__________________________________      Director                                     4/23/97
J. Clifford Miller, III

/s/
__________________________________      Director                                     4/23/97
J. Garnett Nelson

/s/
__________________________________      Director                                     4/23/97
Lee A. Putney

/s/
__________________________________      Director                                     4/23/97
Robert P. Quinn


